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                    WELLS FARGO ASSET SECURITIES CORPORATION


                                    (Seller)

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                           Dated as of August 30, 2000

                                 $325,664,482.82

                       Mortgage Pass-Through Certificates

                                  Series 2000-5

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                    ARTICLE I

                                   DEFINITIONS

Section 1.01     Definitions................................................
Section 1.02     Acts of Holders............................................
Section 1.03     Effect of Headings and Table of Contents...................
Section 1.04     Benefits of Agreement......................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01     Conveyance of Mortgage Loans...............................
Section 2.02     Acceptance by Trustee......................................
Section 2.03     Representations and Warranties of the Master Servicer
                  and the Seller............................................
Section 2.04     Execution and Delivery of Certificates.....................
Section 2.05     Designation of Certificates; Designation of Startup
                  Day and Latest Possible Maturity Date.....................
Section 2.06     Optional Substitution of Mortgage Loans....................


                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01     Certificate Account........................................
Section 3.02     Permitted Withdrawals from the Certificate Account.........
Section 3.03     Advances by Master Servicer and Trustee....................
Section 3.04     Trustee to Cooperate; Release of Owner Mortgage Loan
                  Files.....................................................
Section 3.05     Reports to the Trustee; Annual Compliance Statements.......
Section 3.06     Title, Management and Disposition of Any REO Mortgage
                  Loan......................................................
Section 3.07     Amendments to Servicing Agreements, Modification of
                  Standard Provisions.......................................
Section 3.08     Oversight of Servicing.....................................
Section 3.09     Termination and Substitution of Servicing Agreements.......
Section 3.10     Application of Net Liquidation Proceeds....................
Section 3.11     Act Reports................................................


                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01     Distributions..............................................
Section 4.02     Allocation of Realized Losses..............................
Section 4.03     Paying Agent...............................................
Section 4.04     Statements to Certificateholders; Reports to the
                  Trustee, Ambac and the Seller.............................
Section 4.05     Reports to Mortgagors and the Internal Revenue
                  Service...................................................
Section 4.06     Reserve Funds..............................................
Section 4.07     Distributions in Reduction of the Class A-3
                  Certificates..............................................
Section 4.08     Policy Matters.............................................
Section 4.09     Calculation of Amounts; Binding Effect of
                  Interpretations and Actions of Master Servicer............


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01     The Certificates...........................................
Section 5.02     Registration of Certificates...............................
Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates..........
Section 5.04     Persons Deemed Owners......................................
Section 5.05     Access to List of Certificateholders' Names and
                  Addresses.................................................
Section 5.06     Maintenance of Office or Agency............................
Section 5.07     Definitive Certificates....................................
Section 5.08     Notices to Clearing Agency.................................


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01     Liability of the Seller and the Master Servicer............
Section 6.02     Merger or Consolidation of the Seller or the Master
                  Servicer..................................................
Section 6.03     Limitation on Liability of the Seller, the Master
                  Servicer and Others.......................................
Section 6.04     Resignation of the Master Servicer.........................
Section 6.05     Compensation to the Master Servicer........................
Section 6.06     Assignment or Delegation of Duties by Master Servicer......
Section 6.07     Indemnification of Trustee and Seller by Master
                  Servicer..................................................


                                   ARTICLE VII

                                     DEFAULT

Section 7.01     Events of Default..........................................
Section 7.02     Other Remedies of Trustee..................................
Section 7.03     Directions by Certificateholders and Duties of Trustee
                  During Event of Default...................................
Section 7.04     Action upon Certain Failures of the Master Servicer
                  and upon Event of Default.................................
Section 7.05     Trustee to Act; Appointment of Successor...................
Section 7.06     Notification to Certificateholders.........................


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01     Duties of Trustee..........................................
Section 8.02     Certain Matters Affecting the Trustee......................
Section 8.03     Trustee Not Required to Make Investigation.................
Section 8.04     Trustee Not Liable for Certificates or Mortgage Loans......
Section 8.05     Trustee May Own Certificates...............................
Section 8.06     The Master Servicer to Pay Fees and Expenses...............
Section 8.07     Eligibility Requirements...................................
Section 8.08     Resignation and Removal....................................
Section 8.09     Successor..................................................
Section 8.10     Merger or Consolidation....................................
Section 8.11     Authenticating Agent.......................................
Section 8.12     Separate Trustees and Co-Trustees..........................
Section 8.13     Appointment of Custodians..................................
Section 8.14     Tax Matters; Compliance with REMIC Provisions..............
Section 8.15     Monthly Advances...........................................


                                   ARTICLE IX

                                   TERMINATION

Section 9.01     Termination upon Purchase by the Seller or Liquidation
                  of All Mortgage Loans.....................................
Section 9.02     Additional Termination Requirements........................


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01    Amendment..................................................
Section 10.02    Recordation of Agreement...................................
Section 10.03    Limitation on Rights of Certificateholders.................
Section 10.04    Governing Law; Jurisdiction................................
Section 10.05    Notices....................................................
Section 10.06    Severability of Provisions.................................
Section 10.07    Special Notices to Rating Agencies and Ambac...............
Section 10.08    Covenant of Seller.........................................
Section 10.09    Recharacterization.........................................


                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01    Class A Fixed Pass-Through Rate............................
Section 11.02    Cut-Off Date...............................................
Section 11.03    Cut-Off Date Aggregate Principal Balance...................
Section 11.04    Original Class A Percentage................................
Section 11.05    Original Principal Balances of the Classes of Class A
                  Certificates..............................................
Section 11.05(a) Original Class A-4 Notional Amount.........................
Section 11.06    Original Class A Non-PO Principal Balance..................
Section 11.07    Original Subordinated Percentage...........................
Section 11.08    Original Class B-1 Percentage..............................
Section 11.09    Original Class B-2 Percentage..............................
Section 11.10    Original Class B-3 Percentage..............................
Section 11.11    Original Class B-4 Percentage..............................
Section 11.12    Original Class B-5 Percentage..............................
Section 11.13    Original Class B-6 Percentage..............................
Section 11.14    Original Class B Principal Balance.........................
Section 11.15    Original Principal Balances of the Classes of Class B
                  Certificates..............................................
Section 11.16    Original Class B-1 Fractional Interest.....................
Section 11.17    Original Class B-2 Fractional Interest.....................
Section 11.18    Original Class B-3 Fractional Interest.....................
Section 11.19    Original Class B-4 Fractional Interest.....................
Section 11.20    Original Class B-5 Fractional Interest.....................
Section 11.21    Closing Date...............................................
Section 11.22    Right to Purchase..........................................
Section 11.23    Wire Transfer Eligibility..................................
Section 11.24    Single Certificate.........................................
Section 11.25    Servicing Fee Rate.........................................
Section 11.26    Master Servicing Fee Rate..................................
Section 11.27    Ambac Contact Person.......................................


                                    EXHIBITS

EXHIBIT A-1       -     Form of Face of Class A-1 Certificate
EXHIBIT A-2       -     Form of Face of Class A-2 Certificate
EXHIBIT A-3       -     Form of Face of Class A-3 Certificate
EXHIBIT A-4       -     Form of Face of Class A-4 Certificate
EXHIBIT A-5       -     Form of Face of Class A-5 Certificate
EXHIBIT A-PO      -     Form of Face of Class A-PO Certificate
EXHIBIT A-R       -     Form of Face of Class A-R Certificate
EXHIBIT A-LR      -     Form of Face of Class A-LR Certificate
EXHIBIT B-1       -     Form of Face of Class B-1 Certificate
EXHIBIT B-2       -     Form of Face of Class B-2 Certificate
EXHIBIT B-3       -     Form of Face of Class B-3 Certificate
EXHIBIT B-4       -     Form of Face of Class B-4 Certificate
EXHIBIT B-5       -     Form of Face of Class B-5 Certificate
EXHIBIT B-6       -     Form of Face of Class B-6 Certificate
EXHIBIT C         -     Form of Reverse of Series 2000-5 Certificates
EXHIBIT D         -     Reserved
EXHIBIT E         -     Custodial Agreement
EXHIBIT F-1       -     Schedule of Mortgage Loans Serviced by WFHM
EXHIBIT F-2       -     Schedule of Mortgage Loans Serviced by Other Servicers
EXHIBIT G         -     Request for Release
EXHIBIT H         -     Affidavit Pursuant to Section 860E(e)(4) of the
                        Internal Revenue Code of 1986, as amended, and for
                        Non-ERISA Investors
EXHIBIT I         -     Letter from Transferor of Residual Certificates
EXHIBIT J         -     Transferee's Letter (Class [B-4][B-5][B-6] Certificates)
EXHIBIT K         -     Transferee's Letter (Class [B-1][B-2][B-3] Certificates)
EXHIBIT L         -     Servicing Agreements
EXHIBIT M         -     Form of Special Servicing Agreement
EXHIBIT N         -     The Policy

            This Pooling and Servicing Agreement, dated as of August 30, 2000 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and FIRST UNION NATIONAL BANK, as Trustee.

                                WITNESSETH THAT:

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01      DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and the Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and the Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Class A Certificates.

            Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans for which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans for which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Ambac: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance company, or any successor thereto.

            Ambac Contact Person: The officer designated by the Master Servicer to provide information to Ambac pursuant to Section 4.08(g). The initial Ambac Contact Person is appointed in Section 11.27.

            Ambac Default: The existence and continuance of any of the following:

            (a) Ambac fails to make a payment required under a policy in accordance with its terms;

            (b) Ambac (A) files any petition or commences any case or proceeding under any provision or similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the United States Bankruptcy Code or any similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

            (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (1) appointing a custodian, trustee, agent or receiver for Ambac or for all or any material portion of its property or (2) authorizing the taking of possession by a custodian, trustee, agent or receiver of Ambac (or the taking of possession of all or any material portion of the property of Ambac).

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: With respect to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and
(c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $122,173.00 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) (or, in the case of the Class A-3 Certificates, without giving effect to the guaranty provided by Ambac) by either Rating Agency minus
(2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-5 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, First Union National Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-PO Certificates, Class A-R Certificate or Class A-LR Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-4 and Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i). As to the Class A-4 Certificates, the amount distributable to such Class pursuant to Paragraphs first and second of Section 4.01(a)(i). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) on such Distribution Date.

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the sum of (a) the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of Interest Accrual Amount) and (b) the Premium Payment (determined without regard to clause (ii) of the definition of Premium Payment).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the Class A Non-PO Principal Balance.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall, (iii) the Premium Payment, (iv) the Premium Unpaid Shortfall and (v) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

      (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Class A Prepayment Percentage of the Non-PO Recovery for such Distribution Date.

            Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

            Class A Pass-Through Rate: As to the Class A-1, Class A-2, Class A-4, Class A-5, Class A-R and Class A-LR Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-3 Certificates, 7.500% per annum. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in August 2005, 100%. As to any Distribution Date subsequent to August 2005 to and including the Distribution Date in August 2006, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to August 2006 to and including the Distribution Date in August 2007, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to August 2007 to and including the Distribution Date in August 2008, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to August 2008 to and including the Distribution Date in August 2009, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to August 2009, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to the Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the August preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). No reduction in the Class A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the current Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed
(1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including September 2005 and August 2006, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including September 2006 and August 2007, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including September 2007 and August 2008, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including September 2008 and August 2009, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after September 2009. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-5 Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

            Class A Unpaid Interest Shortfall: With respect to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

            Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-3 Distribution Deficiency: With respect to the Class A-3 Certificates on each Distribution Date, the sum of (i) the Class A-3 Interest Loss Amount for such Distribution Date and (ii) the Class A-3 Principal Loss Amount for such Distribution Date.

            Class A-3 Interest Loss Amount: As to any Distribution Date, the excess, if any, of (i) the Interest Accrual Amount of the Class A-3 Certificates (determined without regard to clause (ii) of the definition thereof), net of any Non-Supported Interest Shortfalls allocated to the Class A-3 Certificates that are covered by the Reserve Fund over (ii) the amount available to be distributed in respect of the Class A-3 Certificates on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

            Class A-3 Principal Loss Amount: As to any Distribution Date, the sum of, without duplication, (i) the Class A Loss Percentage of the Class A-3 Certificates of the principal portion of Realized Losses allocated to the Class A Certificates (other than the Class A-PO Certificates) with respect to such Distribution Date pursuant to Section 4.02(b) and (ii) any amount allocated to the Class A-3 Certificates which reduces the Principal Balance of the Class A-3 Certificates after the Cross-Over Date with respect to such Distribution Date pursuant to the third sentence in the definition of Principal Balance of the Class A-3 Certificates.

            Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-4 Interest Accrual Amount: As to any Distribution Date, (i) the product of (A) 1/12th of the Class A Pass-Through Rate for the Class A-4 Certificates and (B) the Class A-4 Notional Amount as of such Distribution Date minus (ii) the Class A Interest Percentage of the Class A-4 Certificates of (a) any Non-Supported Interest Shortfall allocated to the Class A Certificates, (b) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (c) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

            Class A-4 Notional Amount: As to any Distribution Date, an amount equal to 2.4516129032% of the Principal Balance of the Class A-3 Certificates.

            Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit C hereto.

            Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

            Class A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) the sum of (x) the sum of the Class A-PO Recoveries for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Scheduled Principal Balance of each Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Class A-PO Recovery for such Distribution Date.

            Class A-PO Recovery: As to any Distribution Date prior to the Cross-Over Date, the lesser of (a) the Class A-PO Deferred Amount for such Distribution Date (calculated without regard to the Class A-PO Recovery for such Distribution Date) and (b) an amount equal to the sum as to each Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan. As to any Distribution Date on or after the Cross-Over Date, the amount determined in accordance with clause (b) above.

            Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: With respect to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date, 7.750% per annum.

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Class B-1 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a)(i) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-1 Certificates are the most subordinate Certificates outstanding, the Class B-1 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

            Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Class B-2 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-2 Certificates are the most subordinate Certificates outstanding, the Class B-2 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

            Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Class B-3 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-3 Certificates are the most subordinate Certificates outstanding, the Class B-3 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

            Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth, and sixteenth of Section 4.01(a)(i).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Class B-4 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to
Section 4.02(b); provided, however, if the Class B-4 Certificates are the most subordinate Certificates outstanding, the Class B-4 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

            Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a)(i).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Class B-5 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-5 Certificates are the most subordinate Certificates outstanding, the Class B-5 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

            Class B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a)(i).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

      (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

      (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Class B-6 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i) and
(b) the Realized Losses allocated through such Determination Date to the Class B-6 Certificates pursuant to Section 4.02(b); provided, however, if the Class B-6 Certificates are outstanding, the Class B-6 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

            Class B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hebeof.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Indirect Participant: A broker, dealer, bank, financial institution or other Person that clears securities transactions through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating Interest: With respect to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument, is located at 401 South Tryon Street, Charlotte, North Carolina 28202.

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes, as follows:

      Uncertificated Lower-Tier                 Corresponding Upper-Tier
              Interest                              Class or Classes
      -------------------------                 ------------------------

        Class A-L1 Interest             Class A-1 Certificates, Class A-2
                                        Certificates and Class A-5 Certificates.

        Class A-L3 Interest             Class A-3 Certificates and Class A-4
                                        Certificates

        Class A-LPO Interest            Class A-PO Certificates

        Class A-LUR Interest            Class A-R Certificate

        Class B-L1 Interest             Class B-1 Certificates

        Class B-L2 Interest             Class B-2 Certificates

        Class B-L3 Interest             Class B-3 Certificates

        Class B-L4 Interest             Class B-4 Certificates

        Class B-L5 Interest             Class B-5 Certificates

        Class B-L6 Interest             Class B-6 Certificates

            Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

            Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Certificates and the Premium Payment pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of the Trustee. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deceased Holder: A Beneficial Owner of a Class A-3 Certificate who was living at the time such interest was acquired, whose death is deemed to have occurred pursuant to Section 4.07(b), and with respect to which the Trustee has received through the Clearing Agency evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates:  As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-4 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-4 Certificates, the amount specified on the face of each such Certificate representing the portion of the Original Class A-4 Notional Amount.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.750%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

      (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

      (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or in the case of the Class A-3 Certificates, without giving effect to the guaranty provided by Ambac) by either Rating Agency;

      (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or in the case of the Class A-3 Certificates, without giving effect to the guaranty provided by Ambac) by either Rating Agency;

      (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or in the case of the Class A-3 Certificates, without giving effect to the guaranty provided by Ambac) by either Rating Agency;

      (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

      (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

      (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or in the case of the Class A-3 Certificates, without giving effect to the guaranty provided by Ambac) by either Rating Agency; and

      (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) (or in the case of the Class A-3 Certificates, without giving effect to the guaranty provided by Ambac) by either Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

            Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized and as to which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

            Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized and as to which Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of
(a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

            Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, which Mortgage Loan is serviced in Frederick, Maryland under the WFHM Servicing Agreement.

            Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Certificates is September 25, 2030, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Fitch: Fitch, Inc., or its successors in interest.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 7.750%,
(b) the Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 7.750%, (ii) the Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

            Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $6,513,289.66 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder:  See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Individual Class A-3 Certificate: A Class A-3 Certificate which evidences $1,000 Original Principal Balance.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-4 and Class A-PO Certificates),
(i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class as of the Determination Date immediately preceding such Distribution Date minus (ii) the Class A Interest Percentage of such Class of (a) any Non-Supported Interest Shortfall allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date, (b) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date pursuant to Section 4.02(e) and (c) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and the Premium Payment on or after the Cross-Over Date pursuant to Section 4.02(e). As to any Distribution Date and the Class A-4 Certificates, the Class A-4 Interest Accrual Amount. The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

            Lehman Brothers: Lehman Brothers Inc., or its successor in interest.

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Living Holder: Beneficial Owner of the Class A-3 Certificates other than a Deceased Holder.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Lower-Tier Distribution Amount:  As defined in Section 4.01(a)(ii).

            Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans (other than Fixed Retained Yield), such amounts as shall from time to time be held in the Certificate Account (other than Fixed Retained Yield), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and the Rounding Account.

            Master Servicer: Wells Fargo Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate:  As set forth in Section 11.26.

            MERS:  As defined in Section 2.01.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            MLCC Additional Collateral: The Additional Collateral, as defined in the MLCC Servicing Agreement.

            MLCC Additional Collateral Mortgage Loans: The Additional Collateral Mortgage Loans, as defined in the MLCC Servicing Agreement.

            MLCC Mortgage Loan Purchase Agreement: The master mortgage loan purchase agreement dated as of April 1, 1998 between Merrill Lynch Credit Corporation, as seller, and Wells Fargo Funding, Inc., as purchaser.

            MLCC Servicing Agreement: The Servicing Agreement, dated April 1, 1998 between Merrill Lynch Credit Corporation, as Servicer and WFHM, as owner.

            MLCC Surety Bond: The Surety Bond, as defined in the MLCC Servicing Agreement.

            Moody's: Moody's Investors Service, Inc. or its successor in interest.

            Month End Interest: As defined in each Servicing Agreement or with respect to the MLCC Servicing Agreement, the amount defined as "Compensating Interest".

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage 100sm Pledge Agreement: As defined in the MLCC Servicing Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of August 30, 2000 between WFHM, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1 and F-2, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Sections 2.02,
2.03 or 2.06 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

      (i)    the Mortgage Loan identifying number;

      (ii)   the city, state and zip code of the Mortgaged Property;

      (iii)  the type of property;

      (iv)   the Mortgage Interest Rate;

      (v)    the Net Mortgage Interest Rate;

      (vi)   the Monthly Payment;

      (vii)  the original number of months to maturity;

      (viii) the scheduled maturity date;

      (ix)   the Cut-Off Date Principal Balance;

      (x)    the Loan-to-Value Ratio at origination;

      (xi)   whether such Mortgage Loan is a Subsidy Loan;

      (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

      (xiii) the Servicing Fee Rate;

      (xiv)  the Master Servicing Fee Rate;

      (xv)   Fixed Retained Yield, if applicable; and

      (xvi) for each Exhibit F-2 Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Sections 2.02, 2.03 or 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder:  As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Mortgage Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.750%.

            Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the Class A-PO Recovery for such Distribution Date.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer or delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates and the Premium Payment according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person:  As defined in Section 4.01(g).

            Notice of Nonpayment: The notice to be delivered by the Trustee to Ambac with respect to any Distribution Date as to which there is a Class A-3 Distribution Deficiency, which shall be in the form attached to the Policy.

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or sixth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-5, Class A-R and Class A-LR Certificates, as set forth in Section 11.06.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class A-4 Notional Amount: The Original Class A-4 Notional Amount, as set forth in Section 11.05(a).

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.14.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.16.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.17.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.18.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.19.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.20.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.08.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.15.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer: Any of the Servicers other than WFHM.

            Other Servicing Agreements: The Servicing Agreements other than the WFHM Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Sections 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements or, in the case of each Mortgage Loan serviced by Merrill Lynch Credit Corporation, the documents specified in the MLCC Mortgage Loan Purchase Agreement, under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            Parent Power(R)Guaranty Agreement for Real Estate: As defined in the MLCC Servicing Agreement.

            Parent Power(R) Guaranty and Security Agreement for Security
Account: As defined in the MLCC Servicing Agreement.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate (other than Class A-3 and Class A-4 Certificates), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class A-3 Certificate, the undivided percentage interest obtained by dividing the current principal balance of such Certificate by the Principal Balance of such Class of Class A Certificates. With respect to a Class A-4 Certificate, the undivided percentage interest obtained by dividing the original notional amount evidenced by such Certificate by the Original Class A-4 Notional Amount of such Class. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan:  As defined in Section 5.02(c).

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            Policy: The irrevocable Ambac Insurance Policy No. AB0388BE, including any endorsements thereto, issued by Ambac with respect to the Class A-3 Certificates, in the form attached hereto as Exhibit N.

            Policy Payments Account: The account maintained pursuant to Section 4.08(b).

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Class A Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Sections 2.02 or 2.03 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Mortgage Loan substituted for a Mortgage Loan pursuant to Sections 2.02, 2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses
(a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Liquidation Profits;

            (k) Month End Interest; and

            (l) all amounts reimbursable to a Servicer for PMI Advances.

            Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Premium Payment: As to any Distribution Date, (i) the product of (a) 1/12th of 0.060% and (b) the Principal Balance of the Class A-3 Certificates as of the Determination Date immediately preceding such Distribution Date minus
(ii) the Premium Percentage of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates and the Premium Payment with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates and the Premium Payment on or after the Cross-Over Date pursuant to Section 4.02(e).

            Premium Percentage: As to any Distribution Date, the percentage calculated by dividing the Premium Payment (determined without regard to clause
(ii) of the definition thereof) by the sum of (a) the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount) and (b) the Premium Payment (determined without regard to clause (ii) of the definition of Premium Payment).

            Premium Shortfall Amount: As to any Distribution Date, any amount by which the Premium Payment with respect to such Distribution Date exceeds the amount distributed to Ambac on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i).

            Premium Unpaid Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Premium Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed to Ambac on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                      Prepayment Shift
           Distribution Date Occurring In                Percentage

September 2000 through August 2005..............              0%
September 2005 through August 2006..............             30%
September 2006 through August 2007..............             40%
September 2007 through August 2008..............             60%
September 2008 through August 2009..............             80%
September 2009 and thereafter...................            100%

            Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates (other than the Class A-4 Certificates), the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class of Class A Certificates (other than the Class A-PO Certificates), the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of
Section 4.01(a)(i) and from the Rounding Account and (ii) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to such Class pursuant to Section 4.02(b). After the Cross-Over Date, each such Principal Balance of a Class of Class A Certificates will also be reduced (if clause (i) is greater than clause (ii)) or increased (if clause (i) is less than clause (ii)) on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the difference, if any, between (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence and (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            The Class A-4 Certificates are interest only Certificates and have no Principal Balance.

            As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Notwithstanding the foregoing, no Principal Balance of a Class will be increased on any Determination Date such that the Principal Balance of such Class exceeds its Original Principal Balance less all amounts previously distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph third clause (A) of Section 4.01(a)(i), Paragraph third clause (B) of
Section 4.01(a)(i), or Paragraphs seventh, tenth, thirteenth, sixteenth, nineteenth or twenty-second of Section 4.01(a)(i).

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Priority Amount: For any Distribution Date, the lesser of (i) the Principal Balance of the Class A-5 Certificates and (ii) the sum of (A) the product of (1) the Priority Percentage, (2) the Shift Percentage and (3) the Scheduled Principal Amount and (B) the product of (1) the Priority Percentage,
(2) the Prepayment Shift Percentage and (3) the Unscheduled Principal Amount.

            Priority Percentage: The Principal Balance of the Class A-5 Certificates divided by the Pool Balance (Non-PO Portion).

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated August 23, 2000 as supplemented by the prospectus supplement dated August 24, 2000, relating to the Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are Fitch and, other than for the Class A-R and Class A-LR Certificates, Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is Fitch. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, Ambac and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean A-1+ in the case of Fitch, P-1 in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of Fitch and Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Relevant Anniversary: See "Bankruptcy Loss Amount."

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D. The Reserve Fund, the Policy and the Policy Payment Account are not part of either the Lower-Tier or Upper-Tier REMIC.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date:  As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Reserve Fund: The separate non-interest bearing trust account established with the Trustee and maintained by the Trustee pursuant to Section
4.06 for the benefit of the Class A-3 Certificateholders. The Reserve Fund shall be an Eligible Account.

            Reserve Withdrawal: With respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Fund and (b) the amount of Non-Supported Interest Shortfalls allocated to the Class A-3 Certificates.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rounding Account: The special account established with the Trustee and maintained by the Trustee pursuant to Section 4.07(e). The Rounding Account shall be an Eligible Account.

            Rounding Amount: With respect to any Distribution Date, the amount, if any, required to be withdrawn from the Rounding Account pursuant to Section 4.07(e).

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(i) and Iy(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Class A Percentage.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of WFHM, ABN AMRO Mortgage Group, Inc., Fleet Mortgage Corp., Merrill Lynch Credit Corporation, Hibernia National Bank, The Huntington Mortgage Company, First Nationwide Mortgage Corporation, SunTrust Mortgage, Inc. and Lighthouse Community Bank as a Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Similar Law:  As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

            Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

            (1)   normal wear and tear;

            (2) infidelity, conversion or other dishonest act on the part of the Trustee, or the Servicer or any of their agents or employees; or

            (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the Servicing Agreement.

            Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $3,256,644.83 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trustee. On and after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

            Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

            Startup Day:  As defined in Section 2.05.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan: As defined in Section 2.02.

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Sections 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, the Reserve Fund, the Rounding Account and the rights of the Trustee under the Policy.

            Trustee: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Uncertificated Lower-Tier Interest: Any of the Class A-L1 Interest, the Class A-L3 Interest, the Class A-LPO Interest, the Class A-LUR Interest, the Class B-L1 Interest, the Class B-L2 Interest, the Class B-L3 Interest, the Class B-L4 Interest, the Class B-L5 Interest and the Class B-L6 Interest.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(ii) and Iy(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Class A Prepayment Percentage.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

            Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person:  As defined in Section 4.01(g).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Class A-4 Certificates will be entitled to 1% of the aggregate Voting Interest represented by all Certificates and each remaining Class of Certificates will be entitled to a pro rata portion of the remaining Voting Interest equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

            WFHM: Wells Fargo Home Mortgage, Inc., or its successor in interest.

            WFHM Correspondents: The entities listed on the Mortgage Loan Schedule, from which WFHM purchased the Mortgage Loans.

            WFHM Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 Mortgage Loans initially by WFHM.

            SECTION 1.02      ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04      BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates and Ambac any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01      CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, (d) all of the Seller's right, title and interest in and to each Mortgage 100SM Pledge Agreement, each Parent Power(R) Guaranty and Security Agreement for Securities Account and each Parent Power(R) Guaranty Agreement for Real Estate with respect to each MLCC Additional Collateral Mortgage Loan and (e) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by WFHM or the applicable WFHM Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Trustee on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, in the states as to which the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make an assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02      ACCEPTANCE BY TRUSTEE.

            The Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments (unless the related Mortgage has been registered in the name of MERS or its designee) and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate, less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five (45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

               (i)The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

               (v)No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

               (i)The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

               (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

               (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

               (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

               (v)All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

               (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

               (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

               (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

               (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

               (x)To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

               (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

               (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

               (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

               (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

               (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

               (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

               (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

               (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

               (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

               (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

               (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

               (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

               (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

               (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

               (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04      EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class A-L1 Interest, Class A-L3 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is September 25, 2030 for purposes of Code Section 860G(a)(1).

            SECTION 2.06 OPTIONAL SUBSTITUTION OF MORTGAGE LOANS.

            During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Mortgage Loan a Substitute Mortgage Loan meeting the requirements of Section 2.02. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in
Section 2.02, shall be deposited in the Certificate Account.

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01      CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, any amounts received by it upon the sale of any MLCC Additional Collateral pursuant to the terms of the Mortgage 100SM Pledge Agreement, the Parent Power(R) Guaranty and Security Agreement for Securities Account or the Parent Power(R) Guaranty Agreement for Real Estate or any amounts received pursuant to the MLCC Surety Bond, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

               (i)Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

               (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Sections 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02 PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

               (i)to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.06, 3.08 or 9.01) respecting which any such Periodic Advance was made;

               (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

               (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

               (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

               (v)to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(ai or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

               (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Sections 2.02, 2.03 or 2.06 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

               (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

               (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

               (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

               (x)to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

               (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

               (xii) to clear and terminate the Certificate Account pursuant to
      Section 9.01; and

               (xiii) to pay to WFHM from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

               SECTION 3.03 ADVANCES BY MASTER SERVICER AND TRUSTEE.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event WFHM fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the WFHM Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of WFHM or such Other Servicer, as the case may be, (ii) the amount actually advanced by WFHM or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder, and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent WFHM fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the WFHM Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of WFHM, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04 TRUSTEE TO COOPERATE; RELEASE OF OWNER MORTGAGE LOAN FILES.

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer pursuant to clause (ii) of the preceding paragraph, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05 REPORTS TO THE TRUSTEE; ANNUAL COMPLIANCE STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07 AMENDMENTS TO SERVICING AGREEMENTS, MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c) (i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the WFHM Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

               (ii) The Master Servicer may direct WFHM to enter into an amendment to the WFHM Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08 OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall be entitled to repurchase at its option (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, WFHM requests the Seller to repurchase and to sell to WFHM to facilitate the exercise of WFHM's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or Lower-Tier REMIC.

            MLCC Additional Collateral may be liquidated and the proceeds applied to cover any shortfalls upon the liquidation of a Mortgaged Property; provided, however, that the Trust Estate in no event shall acquire ownership of the MLCC Additional Collateral unless the Trustee shall have received an Opinion of Counsel that such ownership shall not cause the Upper-Tier or Lower-Tier REMIC to fail to qualify as a REMIC or subject either the Upper-Tier or Lower-Tier REMIC to any tax.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) (without, in the case of the Class A-3 Certificates, giving effect to the guaranty provided by Ambac) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09 TERMINATION AND SUBSTITUTION OF SERVICING AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) WFHM fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides WFHM written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the WFHM Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10 APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11 ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            SECTION 4.01      DISTRIBUTIONS.

            (a) (i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Class A Certificates and to Ambac, pro rata, based upon their respective Interest Accrual Amounts and the Premium Payment, respectively, in an aggregate amount up to the sum of the Class A Interest Accrual Amount and the Premium Payment with respect to such Distribution Date;

            second, to the Class A Certificates and Ambac, pro rata, based upon their respective Class A Unpaid Interest Shortfalls and Premium Unpaid Shortfalls, respectively, in an aggregate amount up to the sum of the Aggregate Class A Unpaid Interest Shortfall and Premium Unpaid Shortfall;

            third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

                  fifth, to the Class B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

                  sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

                  seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  eighth, to the Class B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

                  ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

                  tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  eleventh, to the Class B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

                  twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

                  thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

                  fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

                  sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

                  eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

                  nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

                  twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

                  twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

                  twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

                  twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class (other than the Class A-R or Class A-LR Certificates) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls). In addition, Ambac will not be entitled to its Premium Payments and Premium Unpaid Shortfalls after the Principal Balance of the Class A-3 Certificates has been reduced to zero.

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-4 and Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their Principal Balances.

         (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the Principal Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class or Classes.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 7.750% per annum. The pass-through rate with resepect to the Class A-L3 Interest shall be 7.690%. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) The Class A-4 Certificates are interest-only Certificates and are not entitled to distributions in respect of principal.

            On each Distribution Date prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated and distributed in reduction of the Principal Balances of the Class A Certificates (other than the Principal Balance of the Class A-PO Certificates) in accordance with the following priorities:

            first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until the Principal Balance of each such Class has been reduced to zero;

            second, on each Distribution Date on or after the Distribution Date in September 2003, to the Class A-3 Certificates, up to $43,000.00 for such Distribution Date, until the Principal Balance thereof has been reduced to zero;

            third, to the Class A-5 Certificates, the lesser of (i) the Priority Amount for such Distribution Date and (ii) 98.6% of the Class A Non-PO Principal Distribution Amount;

            fourth, sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the Principal Balance of each such Class has been reduced to zero; and

            fifth, to the Class A-5 Certificates, without regard to the amount calculated pursuant to priority third for such Distribution Date, until the Principal Balance thereof has been reduced to zero.

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

               (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (e) The Trustee shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trustee may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

            (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in
Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(f) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates (other than the Class A-3 Certificates) and the Class B Distribution Amount with respect to each Class of Class B Certificates and, in the case of the Class A-3 Certificates, as provided in Section 4.07.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-4, Class A-R or Class A-LR Certificates) or the Principal Balance of any Class of Class B Certificates would be reduced to zero or, in the case of the Class A-4 Certificates, the Class A-4 Notional Amount would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a)(i).

            (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02      ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

      first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

      second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

      third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

      fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

      fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

      sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

      seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date to the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Principal Balances.

            (c) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (d)   [Intentionally Left Blank]

            (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated between (i) the Class A Certificates and the Premium Payment and (ii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Premium Payment and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates and the Premium Payment shall be allocated among the outstanding Classes of Class A Certificates and the Premium Payment based on each Class's Class A Interest Percentage and the Premium Percentage, as the case may be. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates and the Premium Payment based on their Class A Interest Percentages and the Premium Percentage, as the case may be.

            (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

            (g) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

            (h) With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            SECTION 4.03 PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

               (i)hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

              (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

               (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04 STATEMENTS TO CERTIFICATEHOLDERS; REPORTS TO THE TRUSTEE, AMBAC AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate, the Seller and Ambac a statement setting forth:

               (i)the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class A Certificates for such Distribution Date;

               (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

               (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

               (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

               (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates, the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

               (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

               (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by WFHM and, collectively, by the Other Servicers as of such Distribution Date;

               (x) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xi) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

               (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

               (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (xvii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

               (xviii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

               (xix) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

               (xx) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

               (xxi) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

               (xxii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

               (xxiii) in the case of the Class A-4 Certificates, the Class A-4 Notional Amount, if any;

               (xxiv) the Class A-PO Deferred Amount, if any;

               (xxv) in the case of the Class A-3 Certificates, (a) the Class A-3 Distribution Deficiency, if any, for such Distribution Date, (b) amounts, if any in respect of the Class A-3 Distribution Deficiency paid under the Policy and (c) the amounts attributable to the Class A-3 Certificates;

               (xxvi) in the case of the Class A-3 Certificates, the amount remaining in the Reserve Fund after taking into account the Reserve Withdrawal for such Distribution Date;

               (xxvii) the amount of PMI Advances made by a Servicer, if any;
      and

               (xxviii) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination, and as a dollar amount per Class A-R and Class A-LR Certificates with a $50 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. Upon receipt of any such statement, the Trustee shall promptly forward a copy of such statement to Ambac. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

            SECTION 4.05 REPORTS TO MORTGAGORS AND THE INTERNAL REVENUE SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 RESERVE FUNDS.

            (a) A separate Reserve Fund shall be established on the Closing Date for the Class A-3 Certificates. The Reserve Fund shall be maintained by the Trustee in accordance with this Section 4.06. At the time the Reserve Fund is established, the Seller shall cause to be deposited into the Reserve Fund the amount of $4252.82.

            With respect to each Distribution Date, the applicable Reserve Withdrawal shall be withdrawn by the Trustee from the amount on deposit in the Reserve Fund in accordance with this Section 4.06 and distributed on such Distribution Date to the Holders of the Class A-3 Certificates, pro rata, based on Percentage Interest.

            Notwithstanding anything herein to the contrary, on the Distribution Date on which the Class A Principal Balance of the Class A-3 Certificates has been reduced to zero, any funds then on deposit in the Reserve Fund shall be distributed to Lehman Brothers at the address provided by it to the Trustee.

            (b) The Reserve Fund will be an "outside reserve fund" under the REMIC Provisions that is beneficially owned for federal income tax purposes by Lehman Brothers, which shall report all income, gain, deduction or loss with respect thereto, and will not be an asset of either the Upper-Tier or Lower-Tier REMIC.

            SECTION 4.07 DISTRIBUTIONS IN REDUCTION OF THE CLASS A-3
CERTIFICATES.

            Distributions in reduction of the Principal Balance of the Class A-3 Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of such Class and at the request of Living Holders of such Class or by mandatory distributions by random lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause
(f) below.

            (a) On each Distribution Date on which distributions in reduction of the Principal Balance of the Class A-3 Certificates are made, such distributions will be made with respect to such Class in the following priority:

               (i)any request by the personal representatives of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate principal balance for such Class of $100,000 per request; and

               (ii) any request by a Living Holder, but not exceeding an aggregate principal balance for such Class of $10,000 per request.

            Thereafter, distributions will be made, with respect to such Class, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions for such Class made by the Beneficial Owners of the Class A-3 Certificates until all such requests have been honored.

            For each such sequence of priorities described above, requests for distributions in reduction of the principal balance of Class A-3 Certificates presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Clearing Agency and requests for distributions in reduction of the principal balance of Class A-3 Certificates presented by Living Holders in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Clearing Agency after all requests with respect to such Class presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the principal balance of the Class A-3 Certificates will be accepted in accordance with the provisions set forth in Section 4.07(c). All requests for distributions in reduction of the principal balance of Class A-3 Certificates with respect to any Distribution Date must be received by the Clearing Agency and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions which are received by the Clearing Agency and forwarded to, and received by, the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the principal balance of Class A-3 Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.07(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Beneficial Owner of the related Class A-3 Certificate, all in accordance with the procedures of the Clearing Agency and the Trustee. Upon the transfer of beneficial ownership of any Class A-3 Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal in the manner required by the Clearing Agency under its APUT System.

            Distributions in reduction of the principal balance of the Class A-3 Certificates will be applied, in the aggregate with respect to such Class, in an amount equal to the Class A Non-PO Principal Distribution Amount allocable to such Class pursuant to Section 4.01(b) plus any amounts distributable to the Class A-3 Certificates as a payment under the Policy of a Class A-3 Principal Loss Amount of the type described in clause (i) of the respective definitions thereof, minus amounts to repay any funds withdrawn from the Rounding Account for such Class for the prior Distribution Date, plus any amounts available for distribution from the Rounding Account for such Class established as provided in
Section 4.07(e), provided that the aggregate distribution in reduction of the Principal Balance of such Class on any Distribution Date is made in an integral multiple of $1,000.

            To the extent that the portion of the Class A Non-PO Principal Distribution Amount allocable to distributions in reduction of the Principal Balance of the Class A-3 Certificates on any Distribution Date plus any amounts distributable to the Class A-3 Certificates as a payment under the Policy of a Class A-3 Principal Loss Amount of the type described in clause (i) of the respective definitions hereof (minus amounts to repay any funds withdrawn from the Rounding Account for such Class on the prior Distribution Date and plus any amounts required to be distributed from the Rounding Account for such Class pursuant to Section 4.07(e)) exceeds the aggregate principal balance of Class A-3 Certificates with respect to which distribution requests, as set forth above, have been received, distributions in reduction of the Principal Balance of the Class A-3 Certificates will be made by mandatory distribution pursuant to
Section 4.07(d).

            (b) A Class A-3 Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 4.07 if the death of the Beneficial Owner thereof is deemed to have occurred. Class A-3 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Beneficial Owner, and the Class A-3 Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the principal balance of such Class thereof, subject to the limitations stated above. Class A-3 Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Beneficial Owners of a number of Individual Class A-3 Certificates greater than the number of Individual Class A-3 Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Beneficial Owner of the Class A-3 Certificates owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Class A-3 Certificates will be deemed to be the death of the Beneficial Owner of such Class A-3 Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a Trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Class A-3 Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the principal balance of the Class A-3 Certificates payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Beneficial Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.07(c) in establishing the eligibility of any Beneficial Owner to receive the priority accorded Deceased Holders in Section 4.07(a).

            (c) Requests for distributions in reduction of the principal balance of Class A-3 Certificates must be made by delivering a written request therefor to the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains the account evidencing such Beneficial Owner's interest in Class A-3 Certificates. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Clearing Agency Participant should in turn make the request of the Clearing Agency (or, in the case of a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant of such request, which Clearing Agency Participant should make the request of the Clearing Agency) in the manner required under the rules and regulations of the Clearing Agency's APUT System and provided to the Clearing Agency Participant. Upon receipt of such request, the Clearing Agency will date and time stamp such request and forward such request to the Trustee. The Clearing Agency may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. Neither the Master Servicer nor the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Clearing Agency, a Clearing Agency Participant or any Clearing Agency Indirect Participant.

            The Trustee shall maintain a list of those Clearing Agency Participants representing the appropriate Beneficial Owners of Class A-3 Certificates that have submitted requests for distributions in reduction of the principal balance of Certificates of such Class, together with the order of receipt and the amounts of such requests. The Clearing Agency will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.07(a) above). The Trustee shall notify the Clearing Agency and the appropriate Clearing Agency Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Clearing Agency in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.07. The exact procedures to be followed by the Trustee and the Clearing Agency for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Clearing Agency, as the case may be. The decisions of the Trustee and the Clearing Agency concerning such matters will be final and binding on all affected persons.

            Individual Class A-3 Certificates which have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due from Ambac or otherwise with respect to interest on such Certificates after such last day of the month.

            Any Beneficial Owner of a Class A-3 Certificate which has requested a distribution may withdraw its request by so notifying in writing the Clearing Agency Participant or Clearing Agency Indirect Participant that maintains such Beneficial Owner's account. In the event that such account is maintained by a Clearing Agency Indirect Participant, such Clearing Agency Indirect Participant must notify the related Clearing Agency Participant which in turn must forward the withdrawal of such request, on a form required by the Clearing Agency, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Clearing Agency and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Principal Balance of Class A-3 Certificates on such Distribution Date.

            In the event any requests for distributions in reduction of the principal balance of Class A-3 Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.07, the Trustee shall return such request to the appropriate Clearing Agency Participant with a copy to the Clearing Agency with an explanation as to the reason for such rejection.

            (d) To the extent, if any, that distributions in reduction of the Principal Balance of Class A-3 Certificates on a Distribution Date exceed the outstanding principal balances of Certificates of such Class with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.07(a) above, distributions in reduction of the Principal Balance of the Class A-3 Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Class A-3 Certificates will be made by random lot in accordance with the then-applicable random lot procedures of the Clearing Agency, the Clearing Agency Participants and the Clearing Agency Indirect Participants representing the Beneficial Owners; provided however, that, if after the distribution in reduction of the Principal Balance of the Class A-3 Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the principal balance of Class A-3 Certificates would not be reduced to zero, the Individual Class A-3 Certificates to which such distributions will be applied shall be selected by the Clearing Agency from those Class A-3 Certificates not otherwise receiving distributions in reduction of the principal balance on such Distribution Date. The Trustee shall notify the Clearing Agency of the aggregate amount of the mandatory distribution in reduction of the Principal Balance of the Class A-3 Certificates to be made on the next Distribution Date. The Clearing Agency shall then allocate such aggregate amount among its Clearing Agency Participants on a random lot basis. Each Clearing Agency Participant and, in turn, each Clearing Agency Indirect Participant will then select, in accordance with its own random lot procedures, Individual Class A-3 Certificates from among those held in its accounts to receive mandatory distributions in reduction of the principal balance of the Certificates of such Class, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Clearing Agency Participant by the Clearing Agency and to such Clearing Agency Indirect Participant by its related Clearing Agency Participant, as the case may be. Clearing Agency Participants and Clearing Agency Indirect Participants which hold Class A-3 Certificates selected for mandatory distributions in reduction of the principal balance are required to provide notice of such mandatory distributions to the affected Beneficial Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the principal balance of Class A-3 Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the Letter of Representations dated the Business Day immediately preceding the Closing Date among the Seller, the Trustee and the Clearing Agency.

            (e) On the Closing Date, the Rounding Account shall be established with the Trustee and the Seller shall cause to be initially deposited with the Trustee a $999.99 deposit for the Rounding Account. On each Distribution Date on which a distribution is made in reduction of the principal balance of the Class A-3 Certificates, funds on deposit in the Rounding Account shall be available to be applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class A Principal Balance to be made on the Class A-3 Certificates. Rounding of such distribution on the Class A-3 Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the principal balance of the Class A-3 Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the principal balance of the Class A-3 Certificates are to be made, the aggregate amount of such distributions allocable to the Class A-3 Certificates shall be applied first to repay any funds withdrawn from the Rounding Account for such Class on the prior Distribution Date for which funds were withdrawn from such account for such Class, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the principal balance of the Class A-3 Certificates; this process shall continue on succeeding Distribution Dates until the Class A Principal Balance of the Class A-3 Certificates has been reduced to zero. The funds in the Rounding Account shall be held in a non-interest bearing account and shall not be reinvested.

            Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Principal Balance of the Class A-3 Certificates will reduce the Principal Balance thereof to zero or in the event that distributions in reduction of the Principal Balance of the Class A-3 Certificates are made in accordance with the provisions set forth in Section 4.07(f), an amount equal to the difference between $1,000 and the sum then held in the Rounding Account shall be paid from the Pool Distribution Amount to the Rounding Account. Any funds then on deposit in such Rounding Account shall be distributed to the Holder of the Class A-LR Certificate.

            (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after Ambac's failure to make a payment with respect to a Class A-3 Principal Loss Amount, distributions in reduction of the Principal Balance of the Class A-3 Certificates (including amounts paid in respect of such losses under the Policy) will be made on a pro rata basis among the Holders of the Class A-3 Certificates and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

            (g) In the event that the pro rata distributions described in section 4.07(f) cannot be made through the facilities of the Clearing Agency, the Class A-3 Certificates will be withdrawn from the facilities of the Clearing Agency and Definitive Certificates will be issued to replace such withdrawn Book-Entry Certificates pursuant to Section 5.07. An amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which pro rata distributions in reduction of the principal balance of the Class A-3 Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Class A-3 Certificates, with the provisions of this Section 4.07.

            SECTION 4.08      POLICY MATTERS.

            (a) If, on the second Business Day before any Distribution Date, the Trustee determines that there will be a Class A-3 Distribution Deficiency for such Distribution Date, the Trustee shall determine the amount of such Class A-3 Distribution Deficiency and shall give notice to Ambac by telephone or telecopy of the amount of such deficiency confirmed in writing by the Notice of Nonpayment by 12:00 noon, New York City time on such second Business Day.

            (b) At the time of the execution and delivery of this Agreement, the Trustee shall establish a separate special purpose trust account in the name of the Trustee for the benefit of Holders of the Class A-3 Certificates referred to herein as the "Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amounts paid under the Policy into the Policy Payments Account and distribute such amounts only for purposes of payment to Holders of the Class A-3 Certificates of the Class A-3 Distribution Deficiency for which a claim was made and such amounts may not be applied to satisfy any costs, expenses or liabilities of the Trustee or the Trust Estate. Amounts paid under the Policy shall be disbursed by the Trustee to Holders of the Class A-3 Certificates in the same manner as distributions in reduction of the principal balance of and interest on the Certificates of such Class are made under Section 4.01(f). It shall not be necessary for such payments of the Class A-3 Distribution Deficiency to be made by checks or wire transfers separate from the check or wire transfer used to pay distributions in reduction of the principal balance of and interest on the Class A-3 Certificates with funds available to make such distributions. However, the amount of any distribution to be paid from funds transferred from the Policy Payments Account shall be noted as provided in (c) below and in the statement to be furnished to Holders of the Class A-3 Certificates and Ambac pursuant to Section 4.04. Funds held in the Policy Payments Account shall not be invested by the Trustee.

            On any Distribution Date with respect to which a claim has been made under the Policy, the amount of any funds received by the Trustee as a result of the claim under the Policy to the extent necessary to make distributions on the Class A-3 Certificates equal to the Class A-3 Distribution Deficiency on such Distribution Date shall be withdrawn from the Policy Payments Account and applied by the Trustee to the payment in full of the Class A-3 Distribution Deficiency. Any funds deposited into the Policy Payments Account in respect of the Class A-3 Certificates that are remaining therein on the first Business Day following a Distribution Date after the Class A-3 Distribution Deficiency has been made to the Certificateholders of such Class shall be remitted in immediately available funds to Ambac, pursuant to the instructions of Ambac, by the end of such Business Day.

            (c) The Trustee shall keep a complete and accurate record of the Class A-3 Interest Loss Amount, the Class A-3 Principal Loss Amount and any Non-Supported Interest Shortfall allocated to the Class A-3 Certificates once the Reserve Fund has been depleted, paid from moneys received under the Policy. Ambac shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

            (d) In the event that the Trustee has received a certified copy of an order of the appropriate court that any distributions in reduction of the principal balance of or interest on a Class A-3 Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify Ambac and shall comply with the provisions of the applicable Policy to obtain payment by Ambac of such avoided distribution, and shall, at the time it provides notice to Ambac, notify, by mail to Holders of the Certificates of such Class that, in the event that any Holder's distribution is so recovered, such Holder will be entitled to payment pursuant to the terms of the applicable Policy, a copy of which shall be made available by the Trustee and the Trustee shall furnish to Ambac its records evidencing the distributions in reduction of the principal balance of and interest (including any Non-Supported Interest Shortfall described in Section 4.08(c)) on the Class A-3 Certificates, if any, which have been made by the Trustee and subsequently recovered from Holders, and the dates on which such distributions were made. Such payment under the applicable Policy shall be disbursed to the receiver, conservator, debtor-in-possession or Trustee in bankruptcy named in the order and not to the Trustee or any Class A-3 Certificateholder directly (unless such Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or Trustee in bankruptcy named in the order, in which case such payment shall be disbursed to the Trustee for distribution to such Certificateholder upon proof of such payment reasonably satisfactory to Ambac).

            (e) The Trustee shall promptly notify Ambac of any proceeding or the institution of any action seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A-3 Certificates as to which it has actual knowledge. Each Holder of a Class A-3 Certificate, by its purchase of such Certificates and the Trustee hereby agree that Ambac (so long as no Ambac Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, Ambac shall be subrogated to the rights of the Trustee and each Holder in the conduct of any Preference Claim, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

            (f) The Trustee acknowledges, and each Holder of a Class A-3 Certificate by its acceptance of such Certificate agrees, that without any further action on the part of Ambac, Ambac shall be subrogated to all of the rights to amounts distributable to such Certificateholders in respect of Class A Unpaid Interest Shortfalls, Non-Supported Interest Shortfalls allocated to such Certificates and recoveries, if any, with respect to the Class A-3 Principal Loss Amounts with respect to amounts paid under the Policy. The Class A-3 Certificateholders by acceptance of such Certificates assign their rights as Holders of such Certificates to Ambac to the extent of Ambac's interest with respect to amounts paid.

            (g) The Master Servicer shall designate an Ambac Contact Person who shall be available to Ambac to provide reasonable access to information regarding the Mortgage Loans. The initial Ambac Contact Person is appointed in
Section 11.27.

            (h) The Trustee shall surrender the Policy to Ambac for cancellation upon the expiration of the term of the Policy as provided in the Policy.

            SECTION 4.09 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01      THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-4, Class A-R and Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-PO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6
and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

               (i) the provisions of this Section 5.01(b) shall be in full force and effect;

               (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

               (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

               (v)the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            SECTION 5.02      REGISTRATION OF CERTIFICATES.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or
(ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class B Certificate shall be made unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class B-4, Class B-5 or Class B-6 Certificate, or in the form of Exhibit K hereto, in the case of a Class B-1, Class B-2 or Class B-3 Certificate, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company, (A) the source of funds used to purchase the Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B Certificate is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as
Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04 PERSONS DEEMED OWNERS.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06 MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07 DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners or (iv) upon the occurrence of the events specified in Section 4.07(g), the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08 NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01 LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master`Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, including, without limitation, any legal action against the Trustee in its capacity as Trustee hereunder, other than any loss, liability or expense (including, without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            SECTION 6.04 RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee, a copy of which shall be delivered, but not addressed, to Ambac. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05 COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

            SECTION 6.06 ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER SERVICER.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency (without, in the case of the Class A-3 Certificates, giving effect to the guaranty provided by Ambac); and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07 INDEMNIFICATION OF TRUSTEE AND SELLER BY MASTER
SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01      EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

               (i)any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

               (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

               (v)the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

               (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

               (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02 OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04 ACTION UPON CERTAIN FAILURES OF THE MASTER SERVICER AND UPON EVENT OF DEFAULT.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) (without, in the case of the Class A-3 Certificates, giving effect to the guaranty provided by Ambac) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06 NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01      DUTIES OF TRUSTEE.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i)Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 8.01:

               (i)The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

               (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

               (v)The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03      TRUSTEE NOT REQUIRED TO MAKE INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand.

            SECTION 8.04 TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05 TRUSTEE MAY OWN CERTIFICATES.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06 THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

            SECTION 8.07 ELIGIBILITY REQUIREMENTS.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            SECTION 8.08 RESIGNATION AND REMOVAL.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09 SUCCESSOR.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10 MERGER OR CONSOLIDATION.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            SECTION 8.11 AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12 SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i)all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

               (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

               (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

               (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13 APPOINTMENT OF CUSTODIANS.

            The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

            SECTION 8.14 TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.


            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs, or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-PO and Class A-R Certificates and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L3, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters persons for the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of either REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of either REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee, respectively, to perform its obligations under this Section 8.14.

            SECTION 8.15 MONTHLY ADVANCES.

            In the event that WFHM fails to make a Periodic Advance required to be made pursuant to the WFHM Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by WFHM, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01 TERMINATION UPON PURCHASE BY THE SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(a) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders. The Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02 ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

               (i) The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC; and

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01     AMENDMENT.

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee and with respect to amendments affecting the rights or obligations of Ambac, with the consent of Ambac, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Lower-Tier Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (v) to modify, eliminate or add to the provisions of Section
5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier or Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates (without, in the case of the Class A-3 Certificates, giving effect to the guaranty provided by Ambac).

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of Ambac (only with respect to amendments affecting the rights or obligations of Ambac) and the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            SECTION 10.02     RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04     GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05     NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer, (iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department and (iv) in the case of Ambac, to Ambac Corporation, 1 State Street Plaza, New York, New York, 10004, Attention: Structured Finance Department; Confirmation: 212-668-0340; Telecopy: 212-363-1459 (in each case in which notice or other communication to Ambac refers to an Event of Default or a claim under the policy or with respect to which failure on the part of Ambac to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and shall be marked to indicate "URGENT MATERIAL ENCLOSED"). Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Servicer or a Certificateholder.

            SECTION 10.06 SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07 SPECIAL NOTICES TO RATING AGENCIES AND AMBAC.

            (a) The Trustee shall give prompt notice to each Rating Agency and Ambac of the occurrence of any of the following events of which it has notice:

               (i) any amendment to this Agreement pursuant to Section 10.01(a);

               (ii) any sale or transfer of the Class B Certificates pursuant to
      Section 5.02 to an affiliate of the Seller;

               (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

               (iv) any resignation of the Master Servicer pursuant to Section 6.04;

               (v) the occurrence of any of the Events of Default described in
      Section 7.01;

               (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

               (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

               (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency and Ambac of the occurrence of any of the following events:

               (i) the appointment of a Custodian pursuant to Section 2.02;

               (ii) the resignation or removal of the Trustee pursuant to
      Section 8.08;

               (iii) the appointment of a successor trustee pursuant to Section 8.09; or

               (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c) The Master Servicer shall deliver to each Rating Agency and
Ambac:

               (i) reports prepared pursuant to Section 3.05; and

               (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08 COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09 RECHARACTERIZATION.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            SECTION 11.01     CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 7.750% per annum.

            SECTION 11.02     CUT-OFF DATE.

            The Cut-Off Date for the Certificates is August 1, 2000.

            SECTION 11.03     CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $325,664,482.82.

            SECTION 11.04     ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 95.99563681%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A CERTIFICATES.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                            Original
                      Class             Principal Balance
                      -----             -----------------
                    Class A-1           $216,000,000.00
                    Class A-2            $17,706,000.00
                    Class A-3            $43,000,000.00
                    Class A-5             $35,600,00.00
                    Class A-PO              $330,842.27
                    Class A-R                    $50.00
                    Class A-LR                   $50.00

            SECTION 11.05(A)  ORIGINAL CLASS A-4 NOTIONAL AMOUNT.

            The Original Class A-4 Notional Amount is $1,054,193.55.

            SECTION 11.06     ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $312,306,100.00.

            SECTION 11.07     ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 4.00436319%.

            SECTION 11.08     ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 1.80184256%.

            SECTION 11.09     ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.85112625%.

            SECTION 11.10     ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.50040936%.

            SECTION 11.11     ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.35040951%.

            SECTION 11.12     ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.20010227%.

            SECTION 11.13     ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.30047325%.

            SECTION 11.14     ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $13,027,540.55.

            SECTION 11.15 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                    Original
              Class              Principal Balance
            -------              -----------------
            Class B-1             $5,862,000.00
            Class B-2             $2,769,000.00
            Class B-3             $1,628,000.00
            Class B-4             $1,140,000.00
            Class B-5               $651,000.00
            Class B-6               $977,540.55

            SECTION 11.16     ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 2.20252063%.

            SECTION 11.17     ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 1.35139438%.

            SECTION 11.18     ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.85098502%.

            SECTION 11.19     ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest is 0.50057551%.

            SECTION 11.20     ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original Class B-5 Fractional Interest is 0.30047324%.

            SECTION 11.21     CLOSING DATE.

            The Closing Date is August 30, 2000.

            SECTION 11.22 RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $32,566,448.28 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23 WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A (other than the Class A-4, Class A-R and Class A-LR Certificates) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. With respect to the Class A-4 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. The Class A-R and Class A-LR Certificates are not eligible for wire transfer.

            SECTION 11.24 SINGLE CERTIFICATE.

            A Single Certificate for each Class of Class A Certificates (other than the Class A-2, Class A-3, Class A-4, Class A-R and Class A-LR Certificates) and each Class of the Class B Certificates (other than the Class B-4, Class B-5 and Class B-6 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-2 and Class A-3 Certificates represents a $1,000 Denomination. A Single Certificate for the Class A-4 Certificates represents a $1,054,193.55 Denomination. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $50 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination.

            SECTION 11.25 SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26 MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            SECTION 11.27 AMBAC CONTACT PERSON.

            The initial Ambac Contact Person is Patrick Greene, Vice President of the Seller.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    WELLS FARGO ASSET SECURITIES
                                    CORPORATION
                                       as Seller

                                       By:____________________________________
                                          Name:   Alan S. McKenney
                                          Title:    Vice President




                                    WELLS FARGO BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                       as Master Servicer

                                       By:____________________________________
                                          Name:   Nancy E. Burgess
                                          Title:    Vice President




                                    FIRST UNION NATIONAL BANK
                                       as Trustee


                                       By:____________________________________
                                          Name:
                                          Title:


Attest:
By:___________________________
Name:_________________________
Title:________________________

STATE OF MARYLAND          )
                           )  ss.:
COUNTY OF FREDERICK        )


            On this 30th day of August, 2000, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides in McLean, Virginia; that he is a Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        )  ss.:
COUNTY OF FREDERICK     )


            On this 30th day of August, 2000, before me, a notary public in and for the State of Maryland, personally appeared Nancy E. Burgess, known to me who, being by me duly sworn, did depose and say that she resides in Frederick, Maryland; that she is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              )  ss.:
COUNTY OF                     )


            On this 30th day of August, 2000, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

  Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                  Series 2000-5

                 Applicable Unscheduled Principal Receipt Period

                                      Full Unscheduled     Partial Unscheduled
             Servicer                Principal Receipts     Principal Receipts
             --------                ------------------     ------------------
WFHM.                                    Mid-Month              Mid-Month
First Nationwide Mortgage
Corporation                              Mid-Month             Prior Month
SunTrust Mortgage, Inc.                  Mid-Month             Prior Month
ABN AMRO Mortgage Group, Inc.            Mid-Month             Prior Month
Fleet Mortgage Corp.                     Mid-Month             Prior Month
Merrill Lynch Credit Corporation        Prior Month            Prior Month
Hibernia National Bank                   Mid-Month             Prior Month
The Huntington Mortgage Company          Mid-Month             Prior Month
Lighthouse Community Bank                Mid-Month             Prior Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2000-5 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AA 9               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                       MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5 CLASS A-2

                   evidencing an interest in a pool of fixed
                   interest rate, conventional, monthly pay,
                     fully amortizing, first lien, one- to
               four-family residential mortgage loans, which may
                   include loans secured by shares issued by
                   cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AB 7               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate`and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2000-5 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR (EXCEPT AS PROVIDED HEREIN) PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AC 5               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest to be distributed to Holders of Class A-3 Certificates on such Distribution Date as specified in the Agreement. Distributions of principal will be made to the Holders of the Class A-3 Certificates as described below and in the Agreement. Prior to the Distribution Date, if any, on which Ambac fails to make a required principal payment under the Policy, distributions in reduction of the Principal Balance of this Certificate (including amounts paid in respect of such losses under the Policy as defined below) will be made only in lots equal to $1,000 initial principal balance and in accordance with the priorities and procedures set forth in Section 4.07 of the Agreement (i) at the request of Deceased Holders (ii) at the request of Living Holders and (iii) by random lot. On and after such Distribution Date, distributions in reduction of principal balance will be made as provided in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 7.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

               The Class A-3 Certificates will be entitled to the benefits of a Financial Guaranty Insurance Policy issued by Ambac Assurance Corporation (the "Policy") to the extent described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2000-5 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AD 3               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

(Initial Class A-4 Notional Amount)

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-4 Certificates are not entitled to distributions in respect of principal. Interest will accrue on the Class A-4 Certificates each month in an amount equal to the product of (i) 1/12th of 7.750% and (ii) the Class A-4 Notional Amount as of the related Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 2000-5 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AE 1               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
        one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing
                              corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.:  94975X AF 8              First Distribution Date:
                                                September 25, 2000

                                     Denomination: $

Percentage Interest evidenced
by this Certificate:   %             Final Scheduled Maturity Date:
                                                September 25, 2030

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates are not entitled to distributions in respect of interest.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                               First Union National Bank,
                                                   Trustee



                                               By: _____________________________
                                                   Authorized Officer

Countersigned:


First Union National Bank,
    Trustee



By: ___________________________________________
    Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AG 6               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS A-LR

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AH 4               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-LR Certificate required to be distributed to the Holder of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND AMBAC AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS B-1

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares
               issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AJ 0               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Ambac as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, AMBAC AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS B-2

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AK 7               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Ambac and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, AMBAC, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS B-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AL 5               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT _______________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Ambac and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               No transfer of a Class B-3 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, AMBAC, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS B-4

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AM 3               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Ambac and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, AMBAC, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS B-5

    evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AN 1               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Ambac and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, AMBAC, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2000-5, CLASS B-6

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:  August 1, 2000

CUSIP No.: 94975X AP 6               First Distribution Date: September 25, 2000

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  September 25, 2030

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Ambac and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 7.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

               No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:



                                               First Union National Bank,
                                                     Trustee



                                               By____________________________
                                                     Authorized Officer

Countersigned:

First Union National Bank,
  Trustee

By ________________________
   Authorized Officer

                                    EXHIBIT C
                 [Form of Reverse of Series 2000-5 Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-5

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________
_______________________________________________________
Social Security or other Identifying Number of Assignee:
_______________________________________________________
Dated:



                                     --------------------------------------
                                     Signature by or on behalf of assignor



                                     --------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

               Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to _________________________________________________________________ for the
account of _______________________________________________ account number
_____________, or, if mailed by check, to _____________________________________.
Applicable statements should be mailed to ______________________________________

               This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                          W I T N E S S E T H   T H A T
                          - - - - - - - - - -   - - - -

               WHEREAS, the Seller, the Master Servicer and the Trustee, have entered into a Pooling and Servicing Agreement dated as of August 30, 2000 relating to the issuance of Mortgage Pass-Through Certificates, Series 2000-5 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          CUSTODY OF MORTGAGE DOCUMENTS

Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

               From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                  ARTICLE III

                            CONCERNING THE CUSTODIAN

Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                  FIRST UNION NATIONAL BANK

401 South Tryon Street                    By:
Charlotte, North Carolina, 28202          Name:
                                          Title:

Address:                                  WELLS FARGO ASSET SECURITIES
                                          CORPORATION

7485 New Horizon Way
Frederick, Maryland 21703                 By:
                                          Name:
                                          Title:

Address:                                  WELLS FARGO BANK MINNESOTA, NATIONAL
                                          ASSOCIATION

7485 New Horizon Way
Frederick, Maryland 21703                 By:
                                          Name:
                                          Title:

                                          [CUSTODIAN]
Address:
                                          By:
                                          Name:
                                          Title:

STATE OF                     )
                             )   ss.:
COUNTY OF                    )




               On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                       -----------------------------------------
                                                     Notary Public



[NOTARIAL SEAL]

STATE OF                     )
                             )   ss.:
COUNTY OF                    )


               On this ____ day of _________, 20__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Wells Fargo Bank
Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                       -----------------------------------------
                                                     Notary Public



[NOTARIAL SEAL]

STATE OF                     )
                             )   ss.:
COUNTY OF                    )


               On this ___ day of ________, 20__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.

                                       -----------------------------------------
                                                     Notary Public



[NOTARIAL SEAL]

STATE OF                     )
                             )   ss.:
COUNTY OF                    )


               On this ____ day of ________, 20__, before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _______________________ of
______________________, a _________________________, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.

                                       -----------------------------------------
                                                     Notary Public



[NOTARIAL SEAL]

                ##                   EXHIBIT F-1

                  [Schedule of Mortgage Loans Serviced by WFHM]

WFMBS
2000-05  Exhibit F-1
30 YEAR FIXED RATE NON-RELOCATION LOANS




  (i)               (ii)                            (iii)      (iv)      (v)       (vi)      (vii)     (viii)
  ---               ----             -----  ----    -----      ----      ---       ----      -----     ------
                                                                         NET
MORTGAGE                                                     MORTGAGE  MORTGAGE   CURRENT   ORIGINAL  SCHEDULED
  LOAN                                       ZIP   PROPERTY  INTEREST  INTEREST   MONTHLY   TERM TO   MATURITY
 NUMBER             CITY             STATE  CODE     TYPE      RATE      RATE     PAYMENT   MATURITY    DATE
--------            ----             -----  ----   --------  --------  --------   -------   --------  ---------
5071218   PRINCETON JUNCTION          NJ    08550    SFD        8.375      7.75    $4,560.44    360     1-Jul-30
5092145   STATEN ISLAND               NY    10304    SFD        8.500      7.75    $4,997.94    360     1-Apr-30
5109935   WOODCLIFF LAKE              NJ    07675    SFD        8.250      7.75    $2,603.14    360     1-Aug-30
5111649   PITTSTOWN                   NJ    08867    SFD        8.750      7.75    $2,753.46    360     1-Jul-30
5121712   SAN LEANDRO                 CA    94578    SFD        7.875      7.60    $1,740.17    360     1-Jan-30
5128329   WEST ISLIP                  NY    11795    SFD        8.500      7.75    $  645.89    360     1-Aug-30
5139383   NEW YORK                    NY    10013    HCO        8.750      7.75    $4,041.68    360     1-Jul-30
5153625   NEW HYDE PARK               NY    11040    SFD        8.625      7.75    $2,091.48    360     1-Jul-30
5154332   TULSA                       OK    74137    SFD        8.500      7.75    $2,786.54    360     1-Jul-30
5156298   SOUTH ORANGE                NJ    07079    SFD        9.000      7.75    $2,220.76    360     1-Jul-30
5161395   SUMMIT                      NJ    07901    SFD        8.375      7.75    $2,204.21    360     1-Aug-30
5165929   MARBLEHEAD                  MA    01945    SFD        8.250      7.75    $3,756.34    360     1-Aug-30
5168354   FREMONT                     CA    94538    SFD        8.875      7.75    $2,386.94    360     1-Jul-30
5708966   HATTERAS                    NC    27943    SFD        9.000      7.75    $4,827.74    360     1-Jul-30
5710290   GIG HARBOR                  WA    98335    SFD        8.875      7.75    $3,150.76    360     1-Aug-30
5710841   RIDGEWOOD                   NJ    07450    SFD        8.625      7.75    $2,177.82    360     1-Aug-30
5711600   MONTCLAIR                   NJ    07042    SFD        8.875      7.75    $2,935.93    360     1-Jul-30
5711617   NEW YORK                    NY    10024    HCO        8.875      7.75    $2,794.31    360     1-Jul-30
5712778   MOUNT VERNON                NY    10552    SFD        8.375      7.75    $2,182.93    360     1-Aug-30
5714195   LIPAN                       TX    76462    SFD        8.500      7.75    $2,706.58    360     1-Mar-30
5714523   LOVETTSVILLE                VA    20180    SFD        8.375      7.75    $2,181.41    360     1-Jul-30
5717146   WINCHESTER                  MA    01890    SFD        8.625      7.75    $4,448.96    360     1-Jul-30
5717803   ACTON                       MA    01720    SFD        8.750      7.75    $3,131.07    360     1-Jul-30
5718175   MANALAPAN                   NJ    07726    SFD        8.875      7.75    $2,434.67    360     1-Jun-30
5719272   TENAFLY                     NJ    07670    SFD        8.500      7.75    $4,705.76    360     1-Jul-30
5720989   DANVERS                     MA    01923    SFD        8.000      7.73    $2,377.40    360     1-Jul-30
5721305   RED BANK                    NJ    07701    SFD        8.500      7.75    $3,998.36    360     1-Aug-30
5721556   KATONAH                     NY    10536    SFD        8.625      7.75    $2,372.26    360     1-Aug-30
5721952   WACONIA                     MN    55387    SFD        8.500      7.75    $2,537.41    360     1-May-30
5721958   IRWIN                       PA    15642    SFD        8.750      7.75    $2,548.91    360     1-May-30
5722075   ALEXANDRIA                  VA    22307    SFD        8.500      7.75    $2,337.50    360     1-Jul-30
5723492   HOLLISTON                   MA    01746    SFD        8.500      7.75    $2,400.55    360     1-Jun-30
5724028   NEW YORK                    NY    10023    COP        8.750      7.75    $2,360.11    360     1-Jul-30
5725430   PHOENIXVILLE                PA    19460    SFD        8.250      7.75    $2,253.80    360     1-Jul-30
5726948   FALLS CHURCH                VA    22041    SFD        8.375      7.75    $2,280.22    360     1-Jul-30
5727395   VIENNA                      VA    22182    SFD        8.375      7.75    $3,040.29    360     1-Aug-30
5727471   SAN JOSE                    CA    95135    SFD        8.500      7.75    $4,997.94    360     1-Jul-30
5728925   ARLINGTON                   VA    22202    SFD        8.750      7.75    $3,146.81    360     1-Jul-30
5729539   DEDHAM                      MA    02026    SFD        8.750      7.75    $2,242.10    360     1-Aug-30
5730301   CEDAR HILL                  TX    75104    SFD        8.875      7.75    $2,219.85    360     1-Jul-30
5730606   LEDGEWOOD                   NJ    07852    SFD        8.500      7.75    $2,114.52    360     1-Jul-30
5731072   WACONIA                     MN    55387    SFD        8.250      7.75    $2,328.93    360     1-Jun-30
5731718   MUTTONTOWN                  NY    11791    SFD        8.500      7.75    $3,844.57    360     1-Jul-30
5731753   NEW YORK                    NY    10028    COP        7.875      7.60    $4,169.15    360     1-Jul-30
5731820   RUMSON                      NJ    07760    SFD        8.500      7.75    $2,729.65    360     1-Aug-30
5731981   MORRISON                    CO    80465    SFD        8.625      7.75    $3,190.89    360     1-Jun-30
5732208   ST CHARLES                  IL    60175    SFD        8.500      7.75    $2,229.85    360     1-Jun-30
5732236   SCARSDALE                   NY    10583    SFD        8.500      7.75    $3,460.12    360     1-Aug-30
5732245   HIGHLANDS RANCH             CO    80126    SFD        8.250      7.75    $2,279.35    360     1-Jun-30
5734435   WINDERMERE                  FL    34786    SFD        8.625      7.75    $3,700.34    360     1-Jun-30
5735092   BOCA RATON                  FL    33487    SFD        8.500      7.75    $3,106.41    360     1-Jul-30
5735474   SEATTLE                     WA    98115    SFD        8.250      7.75    $3,080.20    360     1-Jul-30
5735621   LEWES                       DE    19958    SFD        8.500      7.75    $3,075.66    360     1-Jun-30
5735830   BABYLON                     NY    11702    SFD        8.750      7.75    $2,950.13    360     1-Aug-30
5735910   MIAMI BEACH                 FL    33140    HCO        8.500      7.75    $1,537.83    360     1-Jul-30
5736193   MOUNT AIRY                  MD    21771    SFD        8.500      7.75    $2,380.56    360     1-Jul-30
5736990   SCARSDALE                   NY    10583    SFD        9.000      7.75    $2,252.95    360     1-Jul-30
5737334   SAN FRANCISCO               CA    94114    LCO        8.000      7.73    $3,257.92    360     1-Jun-30
5737403   PLYMOUTH                    MA    02360    SFD        8.625      7.75    $2,488.93    360     1-Jul-30
5737558   CHEVY CHASE                 MD    20815    SFD        8.875      7.75    $2,355.11    360     1-Jun-30
5737829   KEY WEST                    FL    33040    SFD        8.500      7.75    $2,306.74    360     1-Jul-30
5738051   YORK                        PA    17403    SFD        8.125      7.75    $2,524.50    360     1-Jul-30
5738461   UNIVERSITY PARK             TX    75225    SFD        8.250      7.75    $3,005.07    360     1-Jun-30
5738602   MC LEAN                     VA    22101    SFD        8.625      7.75    $3,111.16    360     1-Aug-30
5738760   WADING RIVER                NY    11792    SFD        8.500      7.75    $2,088.18    360     1-Jul-30
5739118   STONINGTON                  CT    06378    SFD        8.375      7.75    $3,420.33    360     1-Jul-30
5739822   MAPLEWOOD                   NJ    07040    SFD        8.000      7.73    $3,269.66    360     1-Jul-30
5739940   FORT COLLINS                CO    80525    SFD        8.125      7.75    $4,172.84    360     1-Jul-30
5741254   MEMPHIS                     TN    38127    SFD        8.000      7.73    $1,948.15    360     1-Jul-30
5741874   BROOKLYN                    NY    11235    MF2        9.250      7.75    $3,282.48    360     1-Aug-30
5742155   SAN ANTONIO                 TX    78258    SFD        8.625      7.75    $3,588.73    360     1-Aug-30
5742491   GLEN HEAD                   NY    11545    COP        8.625      7.75    $3,072.27    360     1-Jun-30
5742811   OCEANSIDE                   NY    11572    SFD        8.625      7.75    $2,107.81    360     1-Jul-30
5742936   DIX HILLS                   NY    11746    SFD        8.875      7.75    $2,498.33    360     1-Jul-30
5743016   LOS ANGELES                 CA    90035    SFD        8.875      7.75    $2,641.55    360     1-Jul-30
5743213   CRESSKILL                   NJ    07626    SFD        8.750      7.75    $2,242.10    360     1-Jul-30
5743288   LAKEVILLE                   MN    55044    SFD        8.625      7.75    $2,142.04    360     1-Aug-30
5743884   HINGHAM                     MA    02043    SFD        8.625      7.75    $3,020.94    360     1-Aug-30
5744209   RYE BROOK                   NY    10573    SFD        8.125      7.75    $3,340.50    360     1-Jul-30
5744536   SAN DIEGO                   CA    92122    SFD        8.625      7.75    $2,877.83    360     1-Jun-30
5744912   ELMONT                      NY    11003    SFD        9.250      7.75    $2,307.61    360     1-Jul-30
5745408   ROCHESTER                   MN    55901    SFD        8.500      7.75    $2,133.89    360     1-Jul-30
5745625   QUINCY                      MA    02169    HCO        8.750      7.75    $3,272.68    360     1-Jul-30
5745678   BOCA RATON                  FL    33496    SFD        8.625      7.75    $2,450.04    360     1-Aug-30
5745682   CARY                        NC    27511    SFD        8.250      7.75    $2,523.66    360     1-Jul-30
5746033   WESTPORT                    CT    06880    SFD        8.875      7.75    $4,328.31    360     1-Jul-30
5746083   ENGLEWOOD                   NJ    07631    SFD        8.875      7.75    $4,376.05    360     1-Jul-30
5746640   HAWTHORN WOODS              IL    60047    SFD        8.750      7.75    $3,008.35    360     1-Jul-30
5747054   LEXINGTON                   MA    02420    SFD        8.625      7.75    $2,722.27    360     1-Jul-30
5747397   JERICHO                     NY    11753    SFD        9.000      7.75    $2,317.31    360     1-Jun-30
5747617   ROCHESTER                   MN    55902    SFD        8.750      7.75    $3,524.42    360     1-Jul-30
5748479   PITTSFORD                   NY    14618    SFD        8.125      7.75    $1,930.50    360     1-Aug-30
5749199   NEW YORK                    NY    10016    HCO        8.500      7.75    $3,906.09    360     1-Jul-30
5749472   DUNWOODY                    GA    30338    SFD        8.625      7.75    $2,537.54    360     1-Aug-30
5749665   HAMILTON                    VA    20158    SFD        8.375      7.75    $2,242.22    360     1-Aug-30
5749883   NEW ROCHELLE                NY    10804    SFD        8.500      7.75    $1,537.83    360     1-Aug-30
5750323   RYE BROOK                   NY    10573    SFD        8.625      7.75    $1,750.03    360     1-Aug-30
5750678   WASHINGTON CROSSING         PA    18977    SFD        8.625      7.75    $2,916.72    360     1-Aug-30
5751236   HUNTINGTON                  NY    11743    SFD        9.000      7.75    $2,325.36    360     1-Jul-30
5751666   ATLANTA                     GA    30350    SFD        8.875      7.75    $2,676.55    360     1-Jun-30
5751941   LAKE BLUFF                  IL    60044    SFD        8.875      7.75    $2,784.76    360     1-Jul-30
5752280   GLENVIEW                    IL    60025    SFD        8.625      7.75    $4,473.85    360     1-Aug-30
5752474   LOVELAND                    OH    45140    SFD        8.875      7.75    $2,076.63    360     1-Jul-30
5752797   JONESTOWN                   TX    78645    SFD        8.750      7.75    $2,152.42    360     1-Jul-30
5753040   THOUSAND OAKS               CA    91360    SFD        9.250      7.75    $2,810.26    360     1-Jul-30
5753193   CASTLE ROCK                 CO    80104    SFD        9.000      7.75    $3,214.47    360     1-Aug-30
5753279   GREAT NECK                  NY    11020    SFD        8.875      7.75    $2,450.59    360     1-Aug-30
5753487   PEARL RIVER                 NY    10965    SFD        8.875      7.75    $3,023.46    360     1-Aug-30
5753676   ENGLEWOOD CLIFFS            NJ    07632    SFD        8.500      7.75    $2,314.43    360     1-Jul-30
5753805   SALT LAKE CITY              UT    84124    SFD        8.500      7.75    $2,398.25    360     1-Aug-30
5753833   DALLAS                      TX    75230    SFD        8.250      7.75    $2,328.93    360     1-Jul-30
5753893   HOLLYWOOD                   FL    33019    HCO        8.875      7.75    $3,182.58    360     1-Jul-30
5753966   JAMAICA                     NY    11432    SFD        8.500      7.75    $3,027.60    360     1-Jul-30
5753993   PARKLAND                    FL    33076    SFD        8.875      7.75    $2,140.28    360     1-Jul-30
5754709   SAN ANTONIO                 TX    78230    SFD        8.625      7.75    $2,179.76    360     1-Jul-30
5755591   SANTA YNEZ                  CA    93460    SFD        8.500      7.75    $2,897.27    360     1-Jul-30
5755934   CHESTERFIELD                MO    63005    SFD        8.625      7.75    $4,098.96    360     1-Aug-30
5756289   NEW ROCHELLE                NY    10801    SFD        8.625      7.75    $3,080.05    360     1-Jul-30
5756437   CHARLOTTE                   NC    28270    SFD        9.375      7.75    $2,961.03    360     1-Aug-30
5756466   ATLANTA                     GA    30324    SFD        8.750      7.75    $2,360.11    360     1-Jul-30
5757294   CROWNSVILLE                 MD    21032    SFD        9.125      7.75    $3,254.53    360     1-Jul-30
5757337   SMYRNA                      GA    30080    SFD        8.125      7.75    $2,358.18    360     1-Aug-30
5757669   CHICAGO                     IL    60614    LCO        9.500      7.75    $2,883.71    360     1-Jul-30
5758052   FRESNO                      CA    93720    SFD        8.125      7.75    $2,041.87    360     1-Aug-30
5758413   SHERIDAN                    OR    97378    SFD        8.500      7.75    $2,210.35    354     1-Sep-29
5759550   NAPLES                      FL    34119    SFD        8.875      7.75    $2,641.54    360     1-Jul-30
5759626   BAYSIDE                     NY    11360    HCO        8.875      7.75    $1,704.27    360     1-Aug-30
5759648   CLOVIS                      CA    93611    SFD        8.750      7.75    $3,146.80    360     1-Jul-30
5759662   ROGERS                      AR    72758    SFD        8.250      7.75    $3,260.50    360     1-Jul-30
5759811   PLANO                       TX    75093    SFD        8.250      7.75    $4,732.98    360     1-Aug-30
5759964   CINCINNATI                  OH    45243    SFD        8.875      7.75    $4,773.87    360     1-Jul-30
5760226   CHARLOTTE                   NC    28226    SFD        8.500      7.75    $2,691.20    360     1-Aug-30
5760268   LONGWOOD                    FL    32779    SFD        8.250      7.75    $2,772.18    360     1-Jul-30
5760297   CHEHALIS                    WA    98532    SFD        8.250      7.75    $2,392.42    353     1-Sep-29
5760664   HOPE                        NJ    07844    SFD        9.000      7.75    $2,172.49    360     1-Jun-30
5760876   NEW YORK                    NY    10003    COP        9.000      7.75    $2,413.87    360     1-Aug-30
5761027   MARIETTA                    GA    30067    SFD        8.500      7.75    $2,998.00    360     1-Aug-30
5761380   STAMFORD                    CT    06906    LCO        8.500      7.75    $2,020.71    360     1-Aug-30
5761696   GERMANTOWN                  TN    38138    SFD        8.500      7.75    $2,844.98    360     1-Jul-30
5761924   FORT LAUDERDALE             FL    33308    SFD        8.750      7.75    $3,776.17    360     1-Jul-30
5761931   FT LAUDERDALE               FL    33304    SFD        8.625      7.75    $2,829.21    360     1-Jul-30
5762375   LIBERTYVILLE                IL    60048    SFD        8.750      7.75    $2,753.46    360     1-Jul-30
5762500   FREMONT                     CA    94539    SFD        8.625      7.75    $2,800.05    360     1-Jul-30
5762624   ROCKVILLE CENTRE            NY    11570    SFD        8.750      7.75    $3,146.81    360     1-Aug-30
5762629   COMMACK                     NY    11725    SFD        9.000      7.75    $2,679.40    360     1-Aug-30
5763260   NORFOLK                     MA    02056    SFD        8.750      7.75    $2,072.96    360     1-Aug-30
5763293   CANTON TWP                  MI    48187    SFD        8.625      7.75    $2,201.15    360     1-Jul-30
5763315   DENVER                      CO    80220    SFD        8.500      7.75    $2,076.07    360     1-May-30
5763331   LINCOLNSHIRE                IL    60069    SFD        8.625      7.75    $2,722.27    360     1-May-30
5763382   SCOTTSDALE                  AZ    85259    SFD        8.500      7.75    $2,018.40    360     1-Aug-30
5763462   SAN JOSE                    CA    95129    SFD        8.500      7.75    $2,883.43    360     1-May-30
5763477   MONKTON                     MD    21111    SFD        8.625      7.75    $3,085.11    360     1-May-30
5763504   CHICAGO                     IL    60607    HCO        8.500      7.75    $2,299.06    360     1-Dec-29
5763579   NORTHBROOK                  IL    60062    SFD        8.750      7.75    $4,279.66    360     1-May-30
5763581   MEDFIELD                    MA    02052    SFD        8.625      7.75    $2,441.00    300     1-Feb-25
5763592   DURANGO                     CO    81301    SFD        8.625      7.75    $3,671.17    360     1-Apr-30
5763595   WEST BLOOMFIELD             MI    48322    SFD        8.625      7.75    $3,297.05    360     1-Jan-30
5763614   BROOKLYN                    NY    11223    MF2        8.875      7.75    $3,007.54    360     1-Mar-30
5763622   GLENWOOD SPRINGS            CO    81601    SFD        8.500      7.75    $2,018.40    360     1-Jan-30
5763624   LANCASTER                   MA    01523    SFD        8.875      7.75    $2,094.91    360     1-Apr-30
5763627   SIMI VALLEY                 CA    93063    SFD        8.500      7.75    $2,185.64    360     1-Jan-30
5763630   FORT WASHINGTON             MD    20744    SFD        8.500      7.75    $2,675.82    360     1-Dec-29
5763690   AMAGANSETT                  NY    11930    SFD        8.750      7.75    $2,895.06    360     1-May-30
5763697   INDEPENDENCE TWP            MI    48348    SFD        8.500      7.75    $2,414.39    360     1-Jun-30
5763702   COLORADO SPRINGS            CO    80926    SFD        8.625      7.75    $2,411.15    360     1-May-30
5763707   SEATTLE                     WA    98102    SFD        8.750      7.75    $3,933.50    360     1-Apr-30
5763710   AUSTIN                      TX    78746    SFD        8.375      7.75    $4,940.47    360     1-May-30
5763712   ARLINGTON                   VA    22207    SFD        8.625      7.75    $2,403.37    360     1-May-30
5763724   ZIONVILLE                   IN    46077    SFD        8.500      7.75    $2,319.81    360     1-May-30
5763726   SUMMIT                      WI    53066    SFD        8.500      7.75    $2,675.82    360     1-May-30
5763732   SCOTTSDALE                  AZ    85255    SFD        8.875      7.75    $2,673.37    360     1-Jun-30
5763759   FOUNTAIN HILLS              AZ    85268    LCO        8.625      7.75    $2,278.17    360     1-May-30
5763776   CORNELIUS                   NC    28031    SFD        9.125      7.75    $3,807.81    360     1-Jul-30
5763785   VIENNA                      VA    22182    SFD        8.500      7.75    $2,583.55    360     1-May-30
5763798   SAN DIEGO                   CA    92131    SFD        8.500      7.75    $2,614.31    360     1-May-30
5763810   SIMI VALLEY                 CA    93065    SFD        8.500      7.75    $2,214.47    360     1-May-30
5763827   PLEASANTON                  CA    94566    SFD        8.375      7.75    $2,645.06    360     1-May-30
5763856   WEST BLOOMFIELD             MI    48322    SFD        9.250      7.75    $3,208.44    360     1-Apr-30
5763870   SAINT LEONARD               MD    20685    SFD        8.500      7.75    $2,172.95    360     1-Jun-30
5763878   COTO DE CAZA                CA    92679    SFD        8.250      7.75    $2,629.44    360     1-Jul-30
5763883   BETHESDA                    MD    20817    SFD        8.625      7.75    $2,488.93    360     1-Jul-30
5763922   LOS ANGELES                 CA    90292    LCO        8.625      7.75    $3,640.06    360     1-May-30
5763947   SHOREVIEW                   MN    55126    SFD        8.750      7.75    $2,161.85    360     1-May-30
5763978   LEAGUE CITY                 TX    77573    SFD        8.625      7.75    $2,459.76    360     1-Jun-30
5763992   SEDRO WOOLLEY               WA    98284    SFD        8.500      7.75    $4,997.94    360     1-May-30
5764002   SAN DIEGO                   CA    92122    LCO        8.375      7.75    $3,709.15    360     1-Jun-30
5764056   RANCHO SANTA MARGARITA CA         92688    SFD        8.625      7.75    $2,135.03    360     1-Jul-30
5764078   ALBUQUERQUE                 NM    87122    SFD        8.625      7.75    $2,549.21    360     1-Jun-30
5764130   COLMA                       CA    94015    SFD        8.500      7.75    $2,450.91    360     1-May-30
5764144   PASADENA                    MD    21122    SFD        9.000      7.75    $2,252.30    360     1-May-30
5764151   NORTH PALM BEACH            FL    33408    SFD        8.375      7.75    $4,940.47    360     1-Jul-30
5764159   ORINDA                      CA    94563    SFD        8.625      7.75    $3,546.72    360     1-May-30
5764169   BOSTON                      MA    02118    HCO        9.125      7.75    $2,349.78    360     1-May-30
5764181   WESTMINISTER                CO    80234    SFD        8.625      7.75    $2,030.04    360     1-Apr-30
5764189   ELGIN                       IL    60120    SFD        8.875      7.75    $2,386.93    360     1-May-30
5764207   BOACA RATON                 FL    33496    SFD        9.375      7.75    $2,495.25    360     1-May-30
5764333   INCLINE VILLAGE             NV    89450    SFD        8.250      7.75    $2,253.80    360     1-Aug-30
5764376   GREEN OAK TOWNSHIP          MI    48178    SFD        8.875      7.75    $2,291.46    360     1-Jul-30
5764430   BRUSH PRAIRIE               WA    98606    SFD        8.500      7.75    $2,109.90    360     1-Jul-30
5764445   YARDLEY                     PA    19067    SFD        8.875      7.75    $2,502.31    360     1-Aug-30
5764476   SAINT LOUIS                 MO    63131    SFD        8.625      7.75    $4,044.51    360     1-Aug-30
5764487   NEWBURY                     MA    01951    SFD        8.750      7.75    $3,461.49    360     1-Aug-30
5764518   SAN DIEGO                   CA    92130    SFD        8.375      7.75    $2,660.26    360     1-Jul-30
5764626   WEST ROXBURY                MA    02132    SFD        8.875      7.75    $2,585.84    360     1-May-30
5764630   SAN JOSE                    CA    95135    SFD        8.625      7.75    $4,395.29    360     1-Jul-30
5764634   LEXINGTON                   MA    02420    SFD        8.875      7.75    $3,182.58    360     1-Apr-30
5764655   SAN ANSELMO                 CA    94960    SFD        8.375      7.75    $3,306.31    360     1-Feb-30
5764786   PALO ALTO                   CA    94301    SFD        8.625      7.75    $3,188.94    360     1-Jul-30
5764788   COLLIERVILLE                TN    38017    SFD        8.750      7.75    $2,401.01    360     1-May-30
5764801   ESCONDIDO                   CA    92025    SFD        8.625      7.75    $2,420.48    360     1-Apr-30
5764811   NEWTON                      MA    02467    SFD        8.500      7.75    $3,229.44    360     1-May-30
5764833   THOUSAND OAKS               CA    91362    SFD        8.750      7.75    $7,080.31    360     1-Jul-30
5764871   LA CANADA FLINTRIDGE        CA    91011    SFD        9.000      7.75    $5,069.13    360     1-Jul-30
5764928   HOPEWELL JUNCTION           NY    12533    SFD        8.750      7.75    $1,258.73    360     1-Aug-30
5764981   SEATTLE                     WA    98118    SFD        8.625      7.75    $2,177.03    360     1-Jul-30
5764991   SARASOTA                    FL    34238    SFD        8.500      7.75    $4,964.11    360     1-May-30
5765021   DUXBURY                     MA    02332    SFD        9.125      7.75    $4,068.16    360     1-Apr-30
5765030   MADISON                     CT    06443    SFD        8.500      7.75    $3,598.52    360     1-Apr-30
5765042   CRANSTON                    RI    02920    SFD        8.500      7.75    $2,152.96    360     1-Jul-30
5765051   NEW BERLIN                  WI    53146    SFD        8.750      7.75    $2,961.53    360     1-Apr-30
5765065   YORBA LINDA                 CA    92886    SFD        8.500      7.75    $2,076.07    360     1-Apr-30
5765184   CUPERTINO                   CA    95014    SFD        8.250      7.75    $2,817.25    360     1-Jul-30
5765271   MONUMENT                    CO    80132    SFD        8.375      7.75    $2,827.47    360     1-Apr-30
5765489   HIGHLAND BEACH              FL    33487    HCO        8.750      7.75    $2,580.38    360     1-Aug-30
5765539   MARATHON                    FL    33050    SFD        8.500      7.75    $3,457.93    360     1-Jul-30
5765644   EDEN PRARIE                 MN    55347    SFD        8.500      7.75    $4,290.54    360     1-Jul-30
5765863   DAVIE                       FL    33330    SFD        8.875      7.75    $3,022.66    360     1-Aug-30
5765942   MILPITAS                    CA    95035    SFD        8.250      7.75    $2,892.38    360     1-Jul-30
5766063   HIGHLAND                    UT    84003    SFD        8.500      7.75    $2,946.48    360     1-Jul-30
5766074   AUSTIN                      TX    78703    SFD        8.625      7.75    $2,395.60    360     1-Aug-30
5766126   ALPINE                      UT    84004    SFD        8.375      7.75    $4,940.47    360     1-Aug-30
5766272   BOSTON                      MA    02116    HCO        8.500      7.75    $2,503.20    360     1-Jul-30
5766376   MALIBU                      CA    90265    SFD        9.250      7.75    $4,750.96    360     1-Jul-30
5766439   STILLWATER                  MN    55082    SFD        8.625      7.75    $5,055.63    360     1-Jul-30
5766625   FORT LAUDERDALE             FL    33316    SFD        8.750      7.75    $2,745.59    360     1-Jul-30
5766721   HUBBARD LAKE                MI    49747    SFD        8.375      7.75    $3,739.56    360     1-Aug-30
5766816   EVERGREEN                   CO    80439    SFD        8.375      7.75    $2,485.44    360     1-Aug-30
5766846   KENT                        WA    98042    SFD        8.750      7.75    $2,150.84    360     1-Aug-30
5766856   LODI                        CA    95240    SFD        8.625      7.75    $2,129.15    360     1-Jul-30
5766991   NESHANIC STATION            NJ    08853    SFD        9.125      7.75    $2,398.60    360     1-Jul-30
5767076   REDWOOD CITY                CA    94061    SFD        8.750      7.75    $4,405.53    360     1-Jul-30
5767369   VINEYARD HAVEN              MA    02568    SFD        8.875      7.75    $2,971.74    360     1-Aug-30
5767510   GROVER BEACH                CA    93433    SFD        8.500      7.75    $2,152.96    360     1-Jul-30
5767580   NAGS HEAD                   NC    27959    SFD        8.500      7.75    $3,229.44    360     1-May-30
5767667   WESTON                      FL    33331    SFD        8.750      7.75    $2,021.83    360     1-Aug-30
5767795   UNIVERSITY PARK             TX    75205    SFD        8.750      7.75    $4,141.19    360     1-Jul-30
5767856   BIRMINGHAM                  AL    35244    SFD        8.625      7.75    $2,255.60    360     1-Jul-30
5767891   UPPER MAKEFIELD             PA    18940    SFD        8.500      7.75    $3,906.09    360     1-Jul-30
5768020   JASPER BIG CANOE            GA    30143    SFD        8.375      7.75    $3,344.32    360     1-Aug-30
5768039   SAN JOSE                    CA    95125    SFD        9.125      7.75    $3,296.85    360     1-Aug-30
5768076   TRUCKEE                     CA    96161    SFD        8.250      7.75    $3,455.83    360     1-Jul-30
5768095   EDINA                       MN    55436    SFD        8.500      7.75    $5,766.85    360     1-Aug-30
5768145   ROCKVILLE CENTRE            NY    11570    SFD        8.125      7.75    $2,836.34    360     1-Aug-30
5768171   BOCA RATON                  FL    33498    SFD        8.750      7.75    $2,360.11    360     1-Jul-30
5768278   IPSWICH                     MA    01938    SFD        8.750      7.75    $2,204.73    360     1-Aug-30
5768364   SAN FRANCISCO               CA    94109    LCO        8.375      7.75    $2,774.27    360     1-Aug-30
5768480   CHATSWORTH                  CA    91311    SFD        8.500      7.75    $3,063.36    360     1-Jul-30
5768482   VALENCIA                    CA    91354    SFD        8.375      7.75    $2,272.62    360     1-Jul-30
5768618   ROSLYN                      NY    11576    LCO        8.750      7.75    $1,180.06    360     1-Aug-30
5768689   SMITHVILLE                  MO    64089    SFD        8.125      7.75    $  913.28    360     1-Aug-30
5768989   BERKELEY                    CA    94708    SFD        8.750      7.75    $3,933.50    360     1-Jul-30
5769003   ALLEN                       TX    75013    SFD        8.625      7.75    $2,057.25    360     1-Jul-30
5769008   NAPLES                      FL    34119    SFD        8.750      7.75    $2,432.48    360     1-Jul-30
5769321   NORTHBROOK                  IL    60062    SFD        8.125      7.75    $3,898.12    360     1-Aug-30
5769434   MOUNTAIN VIEW               CA    94040    SFD        8.125      7.75    $2,969.99    360     1-Aug-30
5769517   STAMFORD                    CT    06902    SFD        8.375      7.75    $3,210.55    360     1-Aug-30
5769688   MCLEAN                      VA    22101    SFD        8.875      7.75    $3,978.23    360     1-Aug-30
5769855   DESTIN                      FL    32541    HCO        8.250      7.75    $2,899.89    360     1-Jul-30
5769938   AUSTIN                      TX    78703    SFD        8.375      7.75    $2,170.77    360     1-Aug-30
5769976   ST GEORGE ISLAND            FL    32328    SFD        8.500      7.75    $3,621.59    360     1-Aug-30
5770008   STAMFORD                    CT    06902    SFD        8.375      7.75    $2,660.26    360     1-Jul-30
5770011   PROVO                       UT    84604    SFD        8.250      7.75    $3,666.19    360     1-Aug-30
5770108   AURORA                      CO    80016    SFD        8.625      7.75    $2,660.04    360     1-Jul-30
5770247   LONG NECK                   DE    19966    SFD        8.875      7.75    $1,047.27    360     1-Aug-30
5770248   HOUSTON                     TX    77024    SFD        8.500      7.75    $2,891.12    360     1-Jul-30
5770264   PLANO                       TX    75025    SFD        8.375      7.75    $2,166.21    360     1-Jul-30
5770312   PLEASANTON                  CA    94566    SFD        8.500      7.75    $2,229.85    360     1-Aug-30
5770380   ASHBURN                     VA    20147    SFD        8.875      7.75    $2,086.19    360     1-Aug-30
5770518   ROLLING HILLS               CA    90274    SFD        9.125      7.75    $7,363.38    360     1-Jul-30
5770528   CHATSWORTH                  CA    91311    SFD        9.125      7.75    $2,880.27    360     1-Jul-30
5770672   VIENNA                      VA    22180    SFD        8.750      7.75    $2,853.37    360     1-Apr-30
5770748   FORT WORTH                  TX    76108    SFD        8.125      7.75    $3,527.96    360     1-Aug-30
5770773   ARLINGTON                   VA    22205    SFD        8.625      7.75    $2,138.93    360     1-Aug-30
5770829   RANCHO CUCAMONGA            CA    91730    SFD        8.250      7.75    $2,253.80    360     1-Jul-30
5770908   FISHERS                     IN    46038    SFD        8.875      7.75    $2,426.72    360     1-Jul-30
5771103   ROSEVILLE                   CA    95747    SFD        8.625      7.75    $2,631.26    360     1-Aug-30
5771125   EAGAN                       MN    55122    SFD        8.500      7.75    $2,506.66    360     1-Jul-30
5771131   LITTLETON                   CO    80124    SFD        8.750      7.75    $2,413.20    360     1-Jul-30
5771140   ROSEVILLE                   CA    95747    SFD        8.875      7.75    $2,642.34    360     1-Aug-30
5771322   SAN ANTONIO                 TX    78258    SFD        8.375      7.75    $2,466.54    360     1-Jul-30
5771347   BROOKLYN                    NY    11229    MF2        8.375      7.75    $2,736.26    360     1-Jul-30
5771469   MUKILTEO                    WA    98275    SFD        8.375      7.75    $4,180.40    360     1-Jul-30
5771479   SHORELINE                   WA    98177    SFD        8.500      7.75    $2,891.11    360     1-Jul-30
5771614   SUWANEE                     GA    30024    SFD        8.750      7.75    $2,400.62    360     1-Jul-30
5771686   KIHEI                       HI    96753    SFD        8.875      7.75    $5,169.70    360     1-Jul-30
5771883   SHOREVIEW                   MN    55136    SFD        8.500      7.75    $2,016.86    360     1-Aug-30
5771934   FRESH MEADOWS               NY    11365    SFD        9.000      7.75    $2,092.02    360     1-Aug-30
5771956   ENGLISHTOWN                 NJ    07726    SFD        8.125      7.75    $2,726.45    360     1-Aug-30
5772269   FOLSOME                     CA    95630    SFD        8.500      7.75    $2,621.99    360     1-Aug-30
5772358   MIAMI BEACH                 FL    33139    HCO        8.625      7.75    $3,422.28    360     1-Aug-30
5772365   WESTON                      FL    33326    SFD        8.500      7.75    $2,412.86    360     1-Aug-30
5772429   COSTA MESA                  CA    92626    SFD        8.375      7.75    $2,493.04    360     1-Jul-30
5772440   SYOSSET                     NY    11791    SFD        8.625      7.75    $2,893.38    360     1-Aug-30
5772497   PHOENIX                     MD    21131    SFD        8.500      7.75    $2,491.28    360     1-Jul-30
5772566   STAMFORD                    CT    06906    MF2        8.750      7.75    $1,455.40    360     1-Aug-30
5772599   FAIRFAX STATION             VA    22039    SFD        8.375      7.75    $2,370.67    360     1-Jul-30
5772667   TARRYTOWN                   NY    10591    SFD        7.875      7.60    $2,392.73    360     1-Aug-30
5772812   IVINS                       UT    84738    SFD        8.500      7.75    $2,829.61    360     1-Jul-30
5772877   LEESBURG                    VA    20176    SFD        8.250      7.75    $2,005.88    360     1-Jul-30
5773056   MOORESVILLE                 NC    28117    SFD        8.250      7.75    $2,854.82    360     1-Aug-30
5773067   LANCASTER                   CA    93536    LCO        9.125      7.75    $  355.97    360     1-Aug-30
5773236   SHELBY                      MI    48316    SFD        8.875      7.75    $3,465.04    360     1-Aug-30
5773319   NAPLES                      FL    33962    SFD        9.125      7.75    $2,807.03    360     1-Jul-30
5773348   BROOKLYN                    NY    11219    SFD        9.000      7.75    $2,112.13    360     1-Jul-30
5773501   SAN FRANCISCO               CA    94134    SFD        8.625      7.75    $2,488.93    360     1-Jul-30
5773521   CHICAGO                     IL    60618    LCO        9.375      7.75    $2,358.01    360     1-Jul-30
5773790   WOODLAND HILLS              CA    91364    SFD        9.250      7.75    $5,010.10    360     1-Aug-30
5773838   FREMONT                     CA    94555    LCO        9.250      7.75    $2,657.25    360     1-Aug-30
5773896   GLENDALE                    UT    84729    SFD        8.375      7.75    $2,097.80    360     1-Aug-30
5773961   HILLSBOROUGH                CA    94010    SFD        8.625      7.75    $3,111.16    360     1-Aug-30
5774046   SEATTLE                     WA    98103    SFD        8.125      7.75    $2,049.30    360     1-Jun-30
5774057   HOUSTON                     TX    77005    SFD        8.625      7.75    $2,688.05    360     1-Aug-30
5774068   MILTON                      MA    02186    SFD        8.625      7.75    $2,115.58    360     1-May-30
5774082   BEDFORD                     MA    01730    SFD        8.500      7.75    $2,768.09    360     1-Jun-30
5774143   PLEASANTVILLE               NY    10570    SFD        8.625      7.75    $2,177.82    360     1-Aug-30
5774155   CHANTILLY                   VA    20151    SFD        8.875      7.75    $3,182.58    360     1-Jul-30
5774190   NEWHALL                     CA    91321    SFD        8.500      7.75    $2,239.08    360     1-Aug-30
5774198   MIDDLETOWN                  NJ    07748    SFD        8.625      7.75    $2,333.37    360     1-Jul-30
5774616   OAKLAND                     CA    94607    LCO        8.375      7.75    $2,080.70    360     1-Aug-30
5774632   COEUR D'ALENE               ID    83814    SFD        8.125      7.75    $2,227.49    360     1-Jul-30
5774639   PORTLAND                    OR    97236    SFD        8.250      7.75    $2,501.72    360     1-Jul-30
5774670   FAIR OAKS RANCH             TX    78015    SFD        8.625      7.75    $4,573.41    360     1-Aug-30
5774871   SCOTTSDALE                  AZ    85259    SFD        8.750      7.75    $3,367.08    360     1-Jul-30
5775235   SPRINGDALE                  AR    72764    SFD        8.375      7.75    $2,173.81    360     1-Jul-30
5775288   NEW YORK                    NY    10128    HCO        8.750      7.75    $2,753.46    360     1-Aug-30
5775355   OLYMPIA                     WA    98502    SFD        8.750      7.75    $2,217.32    349     1-Jun-29
5775497   EAST BROOKFIELD             MA    01515    SFD        8.750      7.75    $2,171.30    360     1-Aug-30
5775873   BROOKLYN                    NY    11230    MF2        8.750      7.75    $3,146.81    360     1-Jul-30
5776450   WINNETKA                    IL    60093    SFD        9.375      7.75    $7,568.92    360     1-Aug-30
5776545   STAMFORD                    CT    06903    SFD        8.625      7.75    $3,422.28    360     1-Aug-30
5777003   ATLANTA                     GA    30303    LCO        8.500      7.75    $2,222.16    360     1-Aug-30
5777292   EAGLE                       ID    83616    SFD        8.750      7.75    $2,528.65    360     1-Aug-30
5777385   PLEASANTON                  CA    94566    SFD        8.250      7.75    $4,131.97    360     1-Jul-30
5777443   MIAMI BEACH                 FL    33140    SFD        8.750      7.75    $3,610.96    360     1-Aug-30
5777493   SEATTLE                     WA    98117    SFD        7.875      7.60    $2,210.02    360     1-Aug-30
5777496   SEATTLE                     WA    98107    SFD        8.500      7.75    $3,075.66    360     1-Jul-30
5777664   FRESNO                      TX    75034    SFD        8.500      7.75    $2,614.31    360     1-Aug-30
5777750   LAYTON                      UT    84040    SFD        8.375      7.75    $2,006.60    360     1-Aug-30
5777893   MILL VALLEY                 CA    94941    SFD        8.375      7.75    $4,636.45    360     1-Aug-30
5777933   WESTPORT                    CT    06880    SFD        8.500      7.75    $6,884.09    360     1-Aug-30
5777970   EL PASO                     TX    79936    SFD        8.500      7.75    $2,232.92    360     1-Jul-30
5778051   GAINESVILLE                 GA    30506    SFD        8.375      7.75    $4,940.47    360     1-Aug-30
5778057   BROOKLYN                    NY    11230    MF2        8.500      7.75    $2,960.32    360     1-Jul-30
5778088   BELLAIRE                    TX    77401    SFD        8.250      7.75    $2,614.41    360     1-Aug-30
5778251   SAN MATEO                   CA    94402    SFD        8.250      7.75    $3,756.34    360     1-Aug-30
5778322   LAKE OSWEGO                 OR    97034    SFD        8.375      7.75    $2,280.22    360     1-Jul-30
5778476   CANYON LAKE                 CA    92587    SFD        8.375      7.75    $2,341.03    360     1-Jul-30
5778848   SCARSDALE                   NY    10583    SFD        8.500      7.75    $4,521.21    360     1-Jul-30
5779981   AUSTIN                      TX    78733    SFD        8.250      7.75    $2,253.80    360     1-Aug-30
5780038   SAN FRANCISCO               CA    94132    SFD        8.750      7.75    $2,773.12    360     1-Aug-30
5780237   ENCINITAS                   CA    92024    SFD        8.625      7.75    $4,262.29    360     1-Jul-30
5780373   DALLAS                      TX    75230    SFD        8.375      7.75    $4,940.47    360     1-Aug-30
5780829   CANBY                       OR    97013    SFD        8.250      7.75    $2,028.42    360     1-Aug-30
5781412   HUDSON                      MA    01749    LCO        9.250      7.75    $2,165.70    360     1-Aug-30
5781581   COOL                        CA    95614    SFD        8.375      7.75    $2,105.40    360     1-Aug-30
5781968   MIAMI BEACH                 FL    33140    HCO        8.875      7.75    $2,285.49    360     1-Aug-30
5782771   SOUTH PASADENA              CA    91030    SFD        8.750      7.75    $2,580.38    360     1-Aug-30
5782772   SAN JOSE                    CA    95148    SFD        8.500      7.75    $2,076.07    360     1-Aug-30
5783666   HAWTHORN WOODS              IL    60047    SFD        9.250      7.75    $4,343.73    360     1-Aug-30
5784113   IRVINE                      CA    92620    SFD        8.750      7.75    $4,074.72    360     1-Aug-30
5784160   WHITE BEAR LAKE             MN    55110    SFD        8.250      7.75    $2,854.82    360     1-Aug-30
5784166   SAN MARINO                  CA    91108    SFD        8.500      7.75    $3,613.89    360     1-Aug-30
5784209   KAYSVILLE                   UT    84037    SFD        9.250      7.75    $4,275.44    360     1-Aug-30
5784584   SARATOGA                    CA    95070    SFD        8.625      7.75    $4,137.85    360     1-Aug-30
5784934   MARINA DEL REY              CA    90292    LCO        8.250      7.75    $2,246.29    360     1-Aug-30
5786323   PLEASANTON                  CA    94566    SFD        8.625      7.75    $2,442.26    360     1-Aug-30
5786824   NORTH SALEM                 NY    10560    SFD        8.500      7.75    $2,183.72    360     1-Aug-30
5786853   DAVIE                       FL    33330    SFD        8.500      7.75    $2,315.97    360     1-Aug-30
5786950   FREMONT                     CA    94555    SFD        8.625      7.75    $2,247.82    360     1-Aug-30
5787083   GREENWICH                   CT    06830    SFD        8.750      7.75    $3,215.64    360     1-Aug-30
5787218   CHULA VISTA                 CA    91911    SFD        8.750      7.75    $  932.24    360     1-Jul-30
5789240   RICHBORO                    PA    18954    SFD        9.125      7.75    $2,438.46    360     1-Aug-30
5789346   INCLINE VILLAGE             NV    89451    LCO        8.375      7.75    $3,034.21    360     1-Aug-30
5790474   SANTA ANA AREA              CA    92705    SFD        8.500      7.75    $4,674.99    360     1-Aug-30
5791139   BELLA VISTA                 AR    72714    SFD        8.375      7.75    $2,249.81    360     1-Aug-30
5791146   BENTONVILLE                 AR    72712    SFD        8.375      7.75    $2,660.25    360     1-Aug-30
5793904   SILVERTON                   OR    97381    SFD        8.250      7.75    $1,953.29    360     1-Aug-30
7604045   FARMINGTON                  NM    87401    SFD        8.875      7.75    $2,235.63    360     1-Jun-30
7788258   VISTA                       CA    92084    SFD        8.500      7.75    $2,683.51    360     1-Jun-30
7887937   BOWIE                       MD    20721    SFD        9.250      7.75    $2,925.66    360     1-Jun-30
7889866   MINDEN                      NV    89423    SFD        8.500      7.75    $2,229.85    360     1-Jun-30
7899331   RENO                        NV    89511    SFD        8.000      7.73    $2,710.53    360     1-Jun-30
7938013   FAIRFAX                     VA    22033    SFD        8.250      7.75    $3,570.02    360     1-Jul-30
7960499   MESA                        AZ    85207    SFD        8.750      7.75    $2,081.61    360     1-Aug-30
7962252   FAYETTEVILLE                NC    28306    SFD        8.000      7.73    $2,568.18    360     1-Jun-30
8001855   CHESTER SPRINGS             PA    19425    SFD        8.625      7.75    $2,352.04    360     1-Jul-30
8025946   CHESTER SPRINGS             PA    19425    SFD        8.500      7.75    $2,450.14    360     1-Jun-30
8047272   SEATTLE                     WA    98107    SFD        8.375      7.75    $1,976.19    360     1-Jun-30
8047971   GILROY                      CA    95020    SFD        8.500      7.75    $2,022.24    360     1-Jun-30
8062017   NEWBURYPORT                 MA    01950    SFD        8.625      7.75    $2,488.30    360     1-Jul-30
8069006   GILROY                      CA    95020    SFD        8.500      7.75    $2,336.34    360     1-Jul-30
8079833   NEWPORT BEACH               CA    92660    SFD        8.875      7.75    $7,829.15    360     1-Apr-30
8101422   BEDFORD                     NY    10506    SFD        7.500      7.23    $2,097.64    360     1-Jul-30
8111917   DOYLESTOWN                  PA    18901    SFD        8.125      7.75    $2,143.92    360     1-Jul-30
8117265   BRISBANE                    CA    94005    LCO        8.250      7.75    $3,050.89    360     1-May-30
8118169   CORONA                      CA    92883    LCO        8.375      7.75    $2,204.51    360     1-Jul-30
8128161   TUXEDO PARK                 NY    10987    SFD        9.000      7.75    $2,747.79    360     1-Jul-30
8132526   YARMOUTH                    ME    04096    SFD        8.750      7.75    $2,133.53    360     1-Jul-30
8133051   COON VALLEY                 WI    54623    SFD        8.750      7.75    $2,360.10    360     1-Jul-30
8133261   SAN FRANCISCO               CA    94127    SFD        7.625      7.35    $4,600.66    360     1-May-30
8137404   MERCER ISLAND               WA    98040    SFD        7.875      7.60    $3,649.27    360     1-Jul-30
8141545   SAN DIEGO                   CA    92121    SFD        8.625      7.75    $2,635.15    360     1-Jun-30
8144672   SANTA CLARITA               CA    91355    SFD        8.500      7.75    $2,383.63    360     1-Jun-30
8145063   EAST GREENWICH              RI    02818    SFD        8.375      7.75    $2,280.22    360     1-Jun-30
8145850   LAS VEGAS                   NV    89128    SFD        8.750      7.75    $2,196.47    360     1-Jun-30
8145950   CHEVY CHASE                 MD    20815    SFD        8.750      7.75    $3,146.80    360     1-Jul-30
8146289   PARK RIDGE                  IL    60068    SFD        8.750      7.75    $4,405.52    360     1-Jul-30
8146518   RENO                        NV    89509    SFD        8.750      7.75    $2,633.79    360     1-May-30
8148160   LAKE HAVASU CITY            AZ    86403    SFD        8.625      7.75    $  434.01    360     1-Jun-30
8149857   RENO                        NV    89511    SFD        8.375      7.75    $2,721.06    360     1-Jun-30
8152984   CEDAR FALLS                 IA    50613    SFD        8.125      7.75    $1,876.29    360     1-Jul-30
8153874   WEST BLOOMFIELD             MI    48324    SFD        9.625      7.75    $2,209.97    360     1-Jul-30
8155179   POTOMAC FALLS               VA    20165    SFD        7.875      7.60    $2,160.71    360     1-Jun-30
8156808   ALBUQUERQUE                 NM    87122    SFD        8.000      7.73    $3,668.82    360     1-Jul-30
8156971   FORT WORTH                  TX    76132    SFD        8.625      7.75    $5,973.42    360     1-Jun-30
8157320   STILLWATER                  MN    55082    SFD        8.625      7.75    $2,100.03    360     1-Jul-30
8159045   LOCKEFORD                   CA    95237    SFD        8.875      7.75    $2,227.81    360     1-Jun-30
8159551   SEATTLE                     WA    98103    SFD        9.250      7.75    $2,147.18    360     1-Jul-30
8160220   PAGOSA SPRINGS              CO    81147    SFD        8.875      7.75    $4,057.79    360     1-Jul-30
8160919   SEATTLE                     WA    98117    SFD        8.500      7.75    $1,722.06    360     1-Jun-30
8161394   LAGUNA NIGUEL               CA    92677    SFD        8.375      7.75    $4,578.67    360     1-Jul-30
8161943   HOPEWELL                    NJ    08540    SFD        8.000      7.73    $3,301.94    360     1-Jul-30
8164069   HARRISON TOWN               NY    10604    SFD        9.125      7.75    $2,278.17    360     1-Jul-30
8165041   DECATUR                     GA    30030    SFD        8.500      7.75    $2,518.96    360     1-Jul-30
8168644   POTOMAC FALLS               VA    20165    SFD        8.750      7.75    $2,915.51    360     1-Jun-30
8169488   NEWPORT BEACH               CA    92663    SFD        8.625      7.75    $3,111.16    360     1-Jun-30
8169615   BIG BEAR LAKE               CA    92315    SFD        8.250      7.75    $2,380.01    360     1-Jul-30
8169844   JACKSON                     MI    49201    SFD        9.250      7.75    $2,764.19    360     1-Jul-30
8171389   OCEAN TOWNSHIP              NJ    07755    SFD        8.375      7.75    $1,444.14    360     1-Jul-30
8177147   MIAMI                       FL    33176    SFD        8.750      7.75    $2,478.11    360     1-Jul-30
8178787   ROSELLE                     IL    60172    SFD        8.750      7.75    $2,423.04    360     1-Jun-30
8179144   ANNAPOLIS                   MD    21401    SFD        8.875      7.75    $2,164.15    360     1-Jul-30
8179935   BOULDER                     CO    80304    SFD        8.625      7.75    $3,888.95    360     1-Jul-30
8180172   ROCHESTER                   MN    55902    SFD        8.750      7.75    $3,146.80    360     1-Jun-30
8180695   BASALT                      CO    81621    SFD        8.750      7.75    $2,907.64    360     1-Jul-30
8183810   CARBONDALE                  CO    81623    SFD        8.625      7.75    $2,527.82    360     1-Jun-30
8184813   SEATTLE                     WA    98119    LCO        9.250      7.75    $2,243.44    360     1-Jun-30
8186329   SOUTHLAKE                   TX    76092    SFD        8.375      7.75    $2,569.80    360     1-Jul-30
8189360   BROADVIEW HEIGHTS           OH    44147    SFD        7.625      7.35    $2,062.23    360     1-Jul-30
8193644   POUGHQUAG                   NY    12570    SFD        8.875      7.75    $3,214.41    360     1-Jul-30
8195030   PLEASANTON                  CA    94588    SFD        8.750      7.75    $2,124.09    360     1-Jul-30
8195218   MAKAWAO                     HI    96768    SFD        8.875      7.75    $1,392.38    360     1-Jul-30
8195872   AVONDALE                    PA    19311    SFD        8.625      7.75    $4,018.06    360     1-Jul-30
8196725   MENOMONEE FALLS             WI    53051    SFD        9.125      7.75    $2,395.34    360     1-Jul-30
8197987   DALY CITY                   CA    94015    SFD        8.625      7.75    $2,761.15    360     1-Jul-30
8199029   PENSACOLA                   FL    32514    SFD        8.875      7.75    $2,095.41    360     1-Aug-30
8200200   FORT COLLINS                CO    80526    SFD        8.625      7.75    $2,083.23    360     1-Aug-30
8200566   HUNTSVILLE                  AL    35805    SFD        9.625      7.75    $  297.50    360     1-Jul-30
8202763   GOLDEN                      CO    80403    SFD        8.500      7.75    $2,060.69    360     1-Jul-30
8203052   SAN JOSE                    CA    95122    SFD        8.875      7.75    $2,255.65    360     1-Jul-30
8203140   FAYETTEVILLE                GA    30214    SFD        9.125      7.75    $2,180.54    360     1-Aug-30
8205220   RICHMOND                    VA    23229    SFD        8.375      7.75    $1,231.32    360     1-Jul-30
8207404   GRAND JUNCTION              CO    81505    SFD        8.875      7.75    $2,506.28    360     1-Jul-30
8207617   FLAGSTAFF                   AZ    86004    SFD        8.875      7.75    $2,297.42    360     1-Aug-30
8208103   UNIVERSITY PARK             TX    75225    SFD        9.000      7.75    $6,955.96    360     1-Jul-30
8211270   FERNLEY                     NV    89408    SFD        8.375      7.75    $  574.04    360     1-Jul-30
8211448   EDINA                       MN    55424    SFD        8.750      7.75    $2,511.15    360     1-Jul-30
8213124   WESTMONT                    IL    60559    SFD        8.875      7.75    $3,048.91    360     1-Jul-30
8213263   COTTAGE GROVE               MN    55106    SFD        8.875      7.75    $2,609.72    360     1-Jul-30
8213947   COLUMBIA                    MO    65203    SFD        8.500      7.75    $2,954.55    360     1-Jul-30
8219527   GARDNERVILLE                NV    89410    SFD        8.875      7.75    $2,705.19    360     1-Jul-30
8219911   MORAN                       WY    83013    SFD        8.250      7.75    $2,629.43    360     1-Jul-30
8220866   PLYMOUTH                    MN    55441    SFD        8.875      7.75    $2,195.98    360     1-Jul-30
8228006   HAIKU                       HI    96708    SFD        8.375      7.75    $1,406.13    360     1-Jul-30
8229696   S. SAN FRANCISCO            CA    94080    SFD        8.250      7.75    $1,915.73    360     1-Aug-30
8235825   SNOWMASS VILLAGE            CO    81615    LCO        8.875      7.75    $  397.82    360     1-Jul-30
8235859   CENTERVILLE                 OH    45458    SFD        8.875      7.75    $2,078.62    360     1-Jul-30
8236486   SAN DIEGO                   CA    92154    SFD        8.250      7.75    $1,764.73    360     1-Jul-30
8248897   DECATUR                     GA    30030    SFD        8.500      7.75    $2,097.60    360     1-Aug-30


  (i)          (ix)         (x)    (xi)      (xii)    (xiii)   (xv)      (xvi)
  ---          ----         ---    ----      -----    ------   ----      -----
              CUT-OFF
MORTGAGE       DATE                        MORTGAGE            MASTER    FIXED
  LOAN       PRINCIPAL                     INSURANCE  SERVICE  SERVICE  RETAINED
 NUMBER       BALANCE       LTV   SUBSIDY    CODE       FEE      FEE     YIELD
--------     ---------      ---   -------  ---------  -------  -------  --------
5071218   $    599,627.06  76.34                       0.25     0.017    0.358
5092145   $    648,408.10  61.32                       0.25     0.017    0.483
5109935   $    346,500.00  70.00                       0.25     0.017    0.233
5111649   $    349,798.62  63.99                       0.25     0.017    0.733
5121712   $    238,820.81  51.06                       0.25     0.017        0
5128329   $     84,000.00  75.00                       0.25     0.017    0.483
5139383   $    513,454.41  75.00                       0.25     0.017    0.733
5153625   $    268,741.24  89.93               6       0.25     0.017    0.608
5154332   $    362,180.46  80.00                       0.25     0.017    0.483
5156298   $    275,849.24  84.66              33       0.25     0.017    0.983
5161395   $    290,000.00  50.43  FX30YR               0.25     0.017    0.358
5165929   $    500,000.00  62.50                       0.25     0.017    0.233
5168354   $    299,831.81  80.00                       0.25     0.017    0.858
5708966   $    599,415.43  69.36                       0.25     0.017    0.983
5710290   $    396,000.00  80.00                       0.25     0.017    0.858
5710841   $    280,000.00  83.58              33       0.25     0.017    0.608
5711600   $    368,793.13  90.00              33       0.25     0.017    0.858
5711617   $    351,003.11  80.00                       0.25     0.017    0.858
5712778   $    287,200.00  80.00                       0.25     0.017    0.358
5714195   $    350,918.55  74.11                       0.25     0.017    0.483
5714523   $    286,821.61  76.55                       0.25     0.017    0.358
5717146   $    571,662.29  76.78                       0.25     0.017    0.608
5717803   $    397,771.01  80.00                       0.25     0.017    0.733
5718175   $    305,655.65  55.43                       0.25     0.017    0.858
5719272   $    611,629.24  80.00                       0.25     0.017    0.483
5720989   $    323,782.60  80.00                       0.25     0.017        0
5721305   $    520,000.00  57.78                       0.25     0.017    0.483
5721556   $    305,000.00  46.30                       0.25     0.017    0.608
5721952   $    329,383.33  77.65                       0.25     0.017    0.483
5721958   $    323,436.68  80.00                       0.25     0.017    0.733
5722075   $    303,815.83  80.00                       0.25     0.017    0.483
5723492   $    311,820.40  70.00                       0.25     0.017    0.483
5724028   $    299,827.39  50.00                       0.25     0.017    0.733
5725430   $    299,808.70  65.22                       0.25     0.017    0.233
5726948   $    299,813.53  80.00                       0.25     0.017    0.358
5727395   $    400,000.00  44.44                       0.25     0.017    0.358
5727471   $    649,606.23  68.35                       0.25     0.017    0.483
5728925   $    399,769.86  80.00                       0.25     0.017    0.733
5729539   $    285,000.00  95.00               6       0.25     0.017    0.733
5730301   $    278,843.59  90.00              33       0.25     0.017    0.858
5730606   $    274,833.40  72.18                       0.25     0.017    0.483
5731072   $    309,603.28  53.91                       0.25     0.017    0.233
5731718   $    499,697.10  54.95                       0.25     0.017    0.483
5731753   $    574,604.29  50.00                       0.25     0.017        0
5731820   $    355,000.00  70.30                       0.25     0.017    0.483
5731981   $    409,763.82  79.69                       0.25     0.017    0.608
5732208   $    289,647.39  38.16                       0.25     0.017    0.483
5732236   $    450,000.00  59.80                       0.25     0.017    0.483
5732245   $    303,011.72  89.99               1       0.25     0.017    0.233
5734435   $    475,186.21  80.00                       0.25     0.017    0.608
5735092   $    403,755.26  80.00                       0.25     0.017    0.483
5735474   $    409,738.55  63.08                       0.25     0.017    0.233
5735621   $    399,513.64  72.73                       0.25     0.017    0.483
5735830   $    375,000.00  72.82                       0.25     0.017    0.733
5735910   $    199,878.84  69.69                       0.25     0.017    0.483
5736193   $    309,412.44  80.00                       0.25     0.017    0.483
5736990   $    279,847.05  68.29                       0.25     0.017    0.983
5737334   $    443,402.17  54.48                       0.25     0.017        0
5737403   $    319,811.07  74.42                       0.25     0.017    0.608
5737558   $    295,666.89  78.93                       0.25     0.017    0.858
5737829   $    299,818.26  71.43                       0.25     0.017    0.483
5738051   $    339,777.58  69.39                       0.25     0.017    0.108
5738461   $    399,488.11  53.69                       0.25     0.017    0.233
5738602   $    400,000.00  78.82                       0.25     0.017    0.608
5738760   $    271,410.48  90.00               6       0.25     0.017    0.483
5739118   $    449,720.30  69.23                       0.25     0.017    0.358
5739822   $    445,301.01  80.00                       0.25     0.017        0
5739940   $    561,632.37  79.15                       0.25     0.017    0.108
5741254   $    265,321.85  90.00              33       0.25     0.017        0
5741874   $    399,000.00  79.96                       0.25     0.017    1.233
5742155   $    461,400.00  84.97              11       0.25     0.017    0.608
5742491   $    394,531.91  79.80                       0.25     0.017    0.608
5742811   $    270,840.01  79.24                       0.25     0.017    0.608
5742936   $    313,823.96  67.67                       0.25     0.017    0.858
5743016   $    331,813.87  53.55                       0.25     0.017    0.858
5743213   $    284,836.03  87.69                       0.25     0.017    0.733
5743288   $    275,400.00  95.00              33       0.25     0.017    0.608
5743884   $    388,400.00  80.00                       0.25     0.017    0.608
5744209   $    449,605.65  90.00               6       0.25     0.017    0.108
5744536   $    369,354.42  68.52                       0.25     0.017    0.608
5744912   $    280,190.50  85.00               6       0.25     0.017    1.233
5745408   $    277,351.88  80.00                       0.25     0.017    0.483
5745625   $    415,760.65  80.00                       0.25     0.017    0.733
5745678   $    315,000.00  61.17                       0.25     0.017    0.608
5745682   $    335,705.79  80.00                       0.25     0.017    0.233
5746033   $    543,695.02  80.00                       0.25     0.017    0.858
5746083   $    549,691.66  68.75                       0.25     0.017    0.858
5746640   $    382,179.98  80.00                       0.25     0.017    0.733
5747054   $    349,793.36  58.33                       0.25     0.017    0.608
5747397   $    287,684.20  90.00              33       0.25     0.017    0.983
5747617   $    447,742.25  80.00                       0.25     0.017    0.733
5748479   $    260,000.00  80.00                       0.25     0.017    0.108
5749199   $    507,692.24  80.00                       0.25     0.017    0.483
5749472   $    326,250.00  75.00                       0.25     0.017    0.608
5749665   $    295,000.00  74.68                       0.25     0.017    0.358
5749883   $    200,000.00  33.33                       0.25     0.017    0.483
5750323   $    225,000.00  42.86                       0.25     0.017    0.608
5750678   $    375,000.00  68.81                       0.25     0.017    0.608
5751236   $    288,842.14  74.29                       0.25     0.017    0.983
5751666   $    336,021.42  80.00                       0.25     0.017    0.858
5751941   $    349,803.78  59.32                       0.25     0.017    0.858
5752280   $    575,200.00  80.00                       0.25     0.017    0.608
5752474   $    260,853.68  63.66                       0.25     0.017    0.858
5752797   $    273,442.58  80.00                       0.25     0.017    0.733
5753040   $    341,422.91  80.00                       0.25     0.017    1.233
5753193   $    399,500.00  85.00               6       0.25     0.017    0.983
5753279   $    308,000.00  44.00  FX30YR               0.25     0.017    0.858
5753487   $    380,000.00  80.00                       0.25     0.017    0.858
5753676   $    300,817.65  70.00                       0.25     0.017    0.483
5753805   $    311,900.00  79.99                       0.25     0.017    0.483
5753833   $    308,802.32  68.97                       0.25     0.017    0.233
5753893   $    399,775.75  58.67                       0.25     0.017    0.858
5753966   $    393,511.46  75.00                       0.25     0.017    0.483
5753993   $    268,849.20  77.30                       0.25     0.017    0.858
5754709   $    280,084.54  95.00              11       0.25     0.017    0.608
5755591   $    376,571.73  80.00                       0.25     0.017    0.483
5755934   $    527,000.00  79.97                       0.25     0.017    0.608
5756289   $    395,766.20  90.00               6       0.25     0.017    0.608
5756437   $    356,000.00  88.12               1       0.25     0.017    1.358
5756466   $    299,827.39  68.18                       0.25     0.017    0.733
5757294   $    399,787.14  80.00                       0.25     0.017    1.108
5757337   $    317,600.00  79.99                       0.25     0.017    0.108
5757669   $    342,781.32  95.00              13       0.25     0.017    1.483
5758052   $    275,000.00  66.11                       0.25     0.017    0.108
5758413   $    285,478.62  77.41                       0.25     0.017    0.483
5759550   $    331,813.88  80.00                       0.25     0.017    0.858
5759626   $    214,200.00  70.00                       0.25     0.017    0.858
5759648   $    399,769.87  80.00                       0.25     0.017    0.733
5759662   $    433,723.25  62.00                       0.25     0.017    0.233
5759811   $    630,000.00  77.78                       0.25     0.017    0.233
5759964   $    599,663.63  37.50                       0.25     0.017    0.858
5760226   $    350,000.00  61.40                       0.25     0.017    0.483
5760268   $    368,764.70  90.00              33       0.25     0.017    0.233
5760297   $    316,138.99  86.38              12       0.25     0.017    0.233
5760664   $    269,703.91  94.74               6       0.25     0.017    0.983
5760876   $    300,000.00  67.11                       0.25     0.017    0.983
5761027   $    389,900.00  75.00                       0.25     0.017    0.483
5761380   $    262,800.00  90.00              33       0.25     0.017    0.483
5761696   $    369,775.85  55.22                       0.25     0.017    0.483
5761924   $    479,723.83  80.00                       0.25     0.017    0.733
5761931   $    363,535.25  75.00                       0.25     0.017    0.608
5762375   $    349,798.62  76.09                       0.25     0.017    0.733
5762500   $    359,787.45  33.18                       0.25     0.017    0.608
5762624   $    400,000.00  62.50                       0.25     0.017    0.733
5762629   $    333,000.00  90.00               6       0.25     0.017    0.983
5763260   $    263,500.00  85.00               1       0.25     0.017    0.733
5763293   $    282,832.91  87.21               1       0.25     0.017    0.608
5763315   $    269,505.81  79.65                       0.25     0.017    0.483
5763331   $    349,375.60  53.85                       0.25     0.017    0.608
5763382   $    262,500.00  73.94                       0.25     0.017    0.483
5763462   $    374,313.63  68.18                       0.25     0.017    0.483
5763477   $    395,942.37  78.54                       0.25     0.017    0.608
5763504   $    297,514.42  78.68                       0.25     0.017    0.483
5763579   $    543,054.17  80.00                       0.25     0.017    0.733
5763581   $    298,260.51  80.00                       0.25     0.017    0.608
5763592   $    470,873.25  80.00                       0.25     0.017    0.608
5763595   $    422,109.89  90.00              12       0.25     0.017    0.608
5763614   $    376,924.64  90.00              12       0.25     0.017    0.858
5763622   $    261,362.90  75.00                       0.25     0.017    0.483
5763624   $    262,699.98  92.38               6       0.25     0.017    0.858
5763627   $    283,018.67  75.00                       0.25     0.017    0.483
5763630   $    346,154.82  80.00                       0.25     0.017    0.483
5763690   $    367,360.17  80.00                       0.25     0.017    0.733
5763697   $    313,618.21  89.87               6       0.25     0.017    0.483
5763702   $    309,446.97  78.28                       0.25     0.017    0.608
5763707   $    498,836.67  72.99                       0.25     0.017    0.733
5763710   $    648,779.49  42.07                       0.25     0.017    0.358
5763712   $    308,448.77  66.45                       0.25     0.017    0.608
5763724   $    301,147.80  79.99                       0.25     0.017    0.483
5763726   $    347,363.05  80.00                       0.25     0.017    0.483
5763732   $    335,621.87  80.00                       0.25     0.017    0.858
5763759   $    292,380.48  80.00                       0.25     0.017    0.608
5763776   $    467,750.94  80.00                       0.25     0.017    1.108
5763785   $    335,385.02  80.00                       0.25     0.017    0.483
5763798   $    339,377.68  80.00                       0.25     0.017    0.483
5763810   $    287,472.88  79.17                       0.25     0.017    0.483
5763827   $    347,346.54  27.84                       0.25     0.017    0.358
5763856   $    389,181.85  72.22                       0.25     0.017    1.233
5763870   $    282,256.39  90.00              13       0.25     0.017    0.483
5763878   $    349,776.81  42.50                       0.25     0.017    0.233
5763883   $    319,811.07  80.00                       0.25     0.017    0.608
5763922   $    467,165.10  80.00                       0.25     0.017    0.608
5763947   $    274,121.36  80.00                       0.25     0.017    0.733
5763978   $    315,875.23  78.09                       0.25     0.017    0.608
5763992   $    648,810.30  65.00                       0.25     0.017    0.483
5764002   $    487,391.25  74.50                       0.25     0.017    0.358
5764056   $    274,337.94  90.00              24       0.25     0.017    0.608
5764078   $    327,361.60  89.99              17       0.25     0.017    0.608
5764130   $    318,166.60  87.33              12       0.25     0.017    0.483
5764144   $    279,457.86  80.00                       0.25     0.017    0.983
5764151   $    649,595.99  54.17                       0.25     0.017    0.358
5764159   $    455,186.53  80.00                       0.25     0.017    0.608
5764169   $    288,335.40  80.00                       0.25     0.017    1.108
5764181   $    260,376.92  90.00              12       0.25     0.017    0.608
5764189   $    299,491.72  60.00                       0.25     0.017    0.858
5764207   $    299,541.94  50.00                       0.25     0.017    1.358
5764333   $    300,000.00  26.09                       0.25     0.017    0.233
5764376   $    287,838.54  65.45                       0.25     0.017    0.858
5764430   $    274,233.77  80.00                       0.25     0.017    0.483
5764445   $    314,500.00  85.00              33       0.25     0.017    0.858
5764476   $    520,000.00  80.00                       0.25     0.017    0.608
5764487   $    440,000.00  53.99                       0.25     0.017    0.733
5764518   $    349,782.45  42.68                       0.25     0.017    0.358
5764626   $    324,347.88  75.23                       0.25     0.017    0.858
5764630   $    564,766.37  61.09                       0.25     0.017    0.608
5764634   $    399,093.01  51.61                       0.25     0.017    0.858
5764655   $    433,349.15  75.00                       0.25     0.017    0.358
5764786   $    409,757.94  50.62                       0.25     0.017    0.608
5764788   $    304,665.33  80.00                       0.25     0.017    0.733
5764801   $    310,457.12  80.00                       0.25     0.017    0.608
5764811   $    419,231.26  54.55                       0.25     0.017    0.483
5764833   $    899,482.19  75.00                       0.25     0.017    0.733
5764871   $    629,655.87  58.33                       0.25     0.017    0.983
5764928   $    160,000.00  63.83                       0.25     0.017    0.733
5764981   $    278,934.75  79.99                       0.25     0.017    0.608
5764991   $    644,418.34  79.92                       0.25     0.017    0.483
5765021   $    498,923.48  65.79                       0.25     0.017    1.108
5765030   $    466,853.81  80.00                       0.25     0.017    0.483
5765042   $    279,830.38  73.68                       0.25     0.017    0.483
5765051   $    375,495.81  72.39                       0.25     0.017    0.733
5765065   $    269,313.37  51.92                       0.25     0.017    0.483
5765184   $    374,760.88  75.00                       0.25     0.017    0.233
5765271   $    371,065.39  80.00                       0.25     0.017    0.358
5765489   $    328,000.00  80.00                       0.25     0.017    0.733
5765539   $    449,443.56  62.46                       0.25     0.017    0.483
5765644   $    557,661.96  69.32                       0.25     0.017    0.483
5765863   $    379,900.00  74.99                       0.25     0.017    0.858
5765942   $    384,754.50  54.23                       0.25     0.017    0.233
5766063   $    382,967.85  79.97                       0.25     0.017    0.483
5766074   $    308,000.00  80.00                       0.25     0.017    0.608
5766126   $    650,000.00  54.17                       0.25     0.017    0.358
5766272   $    325,352.78  79.99                       0.25     0.017    0.483
5766376   $    577,200.60  70.00                       0.25     0.017    1.233
5766439   $    649,616.25  79.27                       0.25     0.017    0.608
5766625   $    348,799.21  69.94                       0.25     0.017    0.733
5766721   $    492,000.00  80.00                       0.25     0.017    0.358
5766816   $    327,000.00  78.42                       0.25     0.017    0.358
5766846   $    273,400.00  77.36                       0.25     0.017    0.733
5766856   $    273,582.39  80.00                       0.25     0.017    0.608
5766991   $    294,643.11  80.00                       0.25     0.017    1.108
5767076   $    559,677.80  80.00                       0.25     0.017    0.733
5767369   $    373,500.00  90.00              33       0.25     0.017    0.858
5767510   $    279,830.37  80.00                       0.25     0.017    0.483
5767580   $    419,231.26  66.67                       0.25     0.017    0.483
5767667   $    257,000.00  66.75                       0.25     0.017    0.733
5767795   $    526,097.15  80.00                       0.25     0.017    0.733
5767856   $    289,828.78  76.78                       0.25     0.017    0.608
5767891   $    507,692.24  80.00                       0.25     0.017    0.483
5768020   $    440,000.00  80.00                       0.25     0.017    0.358
5768039   $    405,200.00  79.98                       0.25     0.017    1.108
5768076   $    459,706.67  57.50                       0.25     0.017    0.233
5768095   $    750,000.00  66.67                       0.25     0.017    0.483
5768145   $    382,000.00  74.54                       0.25     0.017    0.108
5768171   $    299,827.39  59.65                       0.25     0.017    0.733
5768278   $    280,250.00  95.00              33       0.25     0.017    0.733
5768364   $    365,000.00  69.52                       0.25     0.017    0.358
5768480   $    398,158.64  80.00                       0.25     0.017    0.483
5768482   $    298,814.15  80.00                       0.25     0.017    0.358
5768618   $    150,000.00  25.42                       0.25     0.017    0.733
5768689   $    123,000.00  79.35                       0.25     0.017    0.108
5768989   $    499,712.34  49.26                       0.25     0.017    0.733
5769003   $    264,343.84  78.25                       0.25     0.017    0.608
5769008   $    309,022.10  79.98                       0.25     0.017    0.733
5769321   $    525,000.00  57.22                       0.25     0.017    0.108
5769434   $    400,000.00  44.94                       0.25     0.017    0.108
5769517   $    422,400.00  59.96                       0.25     0.017    0.358
5769688   $    500,000.00  69.93                       0.25     0.017    0.858
5769855   $    385,753.86  80.00                       0.25     0.017    0.233
5769938   $    285,600.00  80.00                       0.25     0.017    0.358
5769976   $    471,000.00  57.44                       0.25     0.017    0.483
5770008   $    349,782.45  44.25                       0.25     0.017    0.358
5770011   $    488,000.00  80.00                       0.25     0.017    0.233
5770108   $    341,798.09  80.00                       0.25     0.017    0.608
5770247   $    131,625.00  75.00                       0.25     0.017    0.858
5770248   $    375,772.22  80.00                       0.25     0.017    0.483
5770264   $    284,822.85  95.00              1        0.25     0.017    0.358
5770312   $    290,000.00  65.17                       0.25     0.017    0.483
5770380   $    262,200.00  79.45                       0.25     0.017    0.858
5770518   $    904,518.39  45.25                       0.25     0.017    1.108
5770528   $    353,811.61  54.46                       0.25     0.017    1.108
5770672   $    361,856.10  90.00              1        0.25     0.017    0.733
5770748   $    475,147.00  80.00                       0.25     0.017    0.108
5770773   $    275,000.00  78.57                       0.25     0.017    0.608
5770829   $    299,808.70  57.69                       0.25     0.017    0.233
5770908   $    304,829.01  83.56              33       0.25     0.017    0.858
5771103   $    338,300.00  89.97               1       0.25     0.017    0.608
5771125   $    325,802.51  78.38                       0.25     0.017    0.483
5771131   $    306,573.52  79.99                       0.25     0.017    0.733
5771140   $    332,100.00  89.95              33       0.25     0.017    0.858
5771322   $    324,311.29  80.00                       0.25     0.017    0.358
5771347   $    359,776.24  60.00                       0.25     0.017    0.358
5771469   $    549,658.14  64.71                       0.25     0.017    0.358
5771479   $    375,772.22  80.00                       0.25     0.017    0.483
5771614   $    304,974.43  95.00              33       0.25     0.017    0.733
5771686   $    649,385.74  51.98                       0.25     0.017    0.858
5771883   $    262,300.00  79.99                       0.25     0.017    0.483
5771934   $    260,000.00  80.00                       0.25     0.017    0.983
5771956   $    367,200.00  80.00                       0.25     0.017    0.108
5772269   $    341,000.00  71.04                       0.25     0.017    0.483
5772358   $    440,000.00  80.00                       0.25     0.017    0.608
5772365   $    313,800.00  79.99                       0.25     0.017    0.483
5772429   $    327,796.13  80.00                       0.25     0.017    0.358
5772440   $    372,000.00  80.00                       0.25     0.017    0.608
5772497   $    323,803.72  80.00                       0.25     0.017    0.483
5772566   $    185,000.00  54.41                       0.25     0.017    0.733
5772599   $    311,706.14  79.99                       0.25     0.017    0.358
5772667   $    330,000.00  53.23                       0.25     0.017        0
5772812   $    367,777.06  80.00                       0.25     0.017    0.483
5772877   $    266,829.75  60.00                       0.25     0.017    0.233
5773056   $    380,000.00  53.15                       0.25     0.017    0.233
5773067   $     43,750.00  70.00                       0.25     0.017    1.108
5773236   $    435,500.00  79.98                       0.25     0.017    0.858
5773319   $    344,816.41  60.00                       0.25     0.017    1.108
5773348   $    262,356.62  50.00                       0.25     0.017    0.983
5773501   $    319,811.07  80.00                       0.25     0.017    0.608
5773521   $    283,356.83  89.73              33       0.25     0.017    1.358
5773790   $    609,000.00  70.00                       0.25     0.017    1.233
5773838   $    323,000.00  95.00              33       0.25     0.017    1.233
5773896   $    276,000.00  80.00                       0.25     0.017    0.358
5773961   $    400,000.00  22.22                       0.25     0.017    0.608
5774046   $    275,637.68  80.00                       0.25     0.017    0.108
5774057   $    345,600.00  80.00                       0.25     0.017    0.608
5774068   $    271,514.79  80.00                       0.25     0.017    0.608
5774082   $    359,562.28  47.37                       0.25     0.017    0.483
5774143   $    280,000.00  70.00                       0.25     0.017    0.608
5774155   $    399,775.76  74.84                       0.25     0.017    0.858
5774190   $    291,200.00  80.00                       0.25     0.017    0.483
5774198   $    299,822.88  68.03                       0.25     0.017    0.608
5774616   $    273,750.00  75.00                       0.25     0.017    0.358
5774632   $    299,803.76  54.55                       0.25     0.017    0.108
5774639   $    332,787.66  85.82              12       0.25     0.017    0.233
5774670   $    588,000.00  80.00                       0.25     0.017    0.608
5774871   $    427,753.76  80.00                       0.25     0.017    0.733
5775235   $    285,763.13  80.00                       0.25     0.017    0.358
5775288   $    350,000.00  48.28                       0.25     0.017    0.733
5775355   $    279,469.19  80.00                       0.25     0.017    0.733
5775497   $    276,000.00  80.00                       0.25     0.017    0.733
5775873   $    399,769.86  55.17                       0.25     0.017    0.733
5776450   $    910,000.00  65.00                       0.25     0.017    1.358
5776545   $    440,000.00  69.46                       0.25     0.017    0.608
5777003   $    289,000.00  85.25               1       0.25     0.017    0.483
5777292   $    321,425.00  80.00                       0.25     0.017    0.733
5777385   $    549,649.28  52.38                       0.25     0.017    0.233
5777443   $    459,000.00  90.00              33       0.25     0.017    0.733
5777493   $    304,800.00  80.00                       0.25     0.017        0
5777496   $    399,757.67  55.56                       0.25     0.017    0.483
5777664   $    340,000.00  80.00                       0.25     0.017    0.483
5777750   $    264,000.00  80.00                       0.25     0.017    0.358
5777893   $    610,000.00  70.93                       0.25     0.017    0.358
5777933   $    895,300.00  70.00                       0.25     0.017    0.483
5777970   $    290,224.08  80.00                       0.25     0.017    0.483
5778051   $    650,000.00  69.52                       0.25     0.017    0.358
5778057   $    384,766.76  70.00                       0.25     0.017    0.483
5778088   $    348,000.00  80.00                       0.25     0.017    0.233
5778251   $    500,000.00  43.86                       0.25     0.017    0.233
5778322   $    299,813.53  77.22                       0.25     0.017    0.358
5778476   $    307,808.55  80.00                       0.25     0.017    0.358
5778848   $    587,643.79  80.00                       0.25     0.017    0.483
5779981   $    300,000.00  80.00                       0.25     0.017    0.233
5780038   $    352,500.00  75.00                       0.25     0.017    0.733
5780237   $    547,676.46  80.00                       0.25     0.017    0.608
5780373   $    650,000.00  68.42                       0.25     0.017    0.358
5780829   $    270,000.00  60.00                       0.25     0.017    0.233
5781412   $    263,250.00  75.00                       0.25     0.017    1.233
5781581   $    277,000.00  79.14                       0.25     0.017    0.358
5781968   $    287,250.00  75.00                       0.25     0.017    0.858
5782771   $    328,000.00  69.79                       0.25     0.017    0.733
5782772   $    270,000.00  49.09                       0.25     0.017    0.483
5783666   $    528,000.00  69.93                       0.25     0.017    1.233
5784113   $    517,950.00  80.00                       0.25     0.017    0.733
5784160   $    380,000.00  63.33                       0.25     0.017    0.233
5784166   $    470,000.00  61.84                       0.25     0.017    0.483
5784209   $    519,700.00  79.95                       0.25     0.017    1.233
5784584   $    532,000.00  80.00                       0.25     0.017    0.608
5784934   $    299,000.00  67.19                       0.25     0.017    0.233
5786323   $    314,000.00  80.00                       0.25     0.017    0.608
5786824   $    284,000.00  80.00                       0.25     0.017    0.483
5786853   $    301,200.00  80.00                       0.25     0.017    0.483
5786950   $    289,000.00  77.27                       0.25     0.017    0.608
5787083   $    408,750.00  75.00                       0.25     0.017    0.733
5787218   $    118,431.83  59.25                       0.25     0.017    0.733
5789240   $    299,700.00  90.00              13       0.25     0.017    1.108
5789346   $    399,200.00  80.00                       0.25     0.017    0.358
5790474   $    608,000.00  80.00                       0.25     0.017    0.483
5791139   $    296,000.00  80.00                       0.25     0.017    0.358
5791146   $    350,000.00  70.71                       0.25     0.017    0.358
5793904   $    260,000.00  79.75                       0.25     0.017    0.233
7604045   $    280,666.78  39.03                       0.25     0.017    0.858
7788258   $    348,575.65  77.90                       0.25     0.017    0.483
7887937   $    355,257.86  90.00              11       0.25     0.017    1.233
7889866   $    289,647.39  86.57               1       0.25     0.017    0.483
7899331   $    368,902.62  80.00                       0.25     0.017        0
7938013   $    474,896.98  80.00                       0.25     0.017    0.233
7960499   $    264,600.00  79.99                       0.25     0.017    0.733
7962252   $    349,528.74  74.47                       0.25     0.017        0
8001855   $    302,221.46  79.98                       0.25     0.017    0.608
8025946   $    318,256.66  79.99                       0.25     0.017    0.483
8047272   $    259,675.66  70.27                       0.25     0.017    0.358
8047971   $    262,680.23  64.71                       0.25     0.017    0.483
8062017   $    319,731.13  80.00                       0.25     0.017    0.608
8069006   $    303,652.27  70.75                       0.25     0.017    0.483
8079833   $    981,768.80  80.00                       0.25     0.017    0.858
8101422   $    299,777.36  44.44                       0.25     0.017        0
8111917   $    288,555.12  80.00                       0.25     0.017    0.108
8117265   $    405,317.79  79.98                       0.25     0.017    0.233
8118169   $    289,640.16  80.00                       0.25     0.017    0.358
8128161   $    341,313.46  78.51                       0.25     0.017    0.983
8132526   $    271,043.97  80.00                       0.25     0.017    0.733
8133051   $    299,827.40  75.00                       0.25     0.017    0.733
8133261   $    643,515.92  63.73                       0.25     0.017        0
8137404   $    502,953.64  70.00                       0.25     0.017        0
8141545   $    338,398.52  79.99                       0.25     0.017    0.608
8144672   $    309,623.07  44.29                       0.25     0.017    0.483
8145063   $    299,625.76  51.72                       0.25     0.017    0.358
8145850   $    278,877.55  80.00                       0.25     0.017    0.733
8145950   $    399,769.87  76.19                       0.25     0.017    0.733
8146289   $    559,677.81  70.00                       0.25     0.017    0.733
8146518   $    334,207.94  90.00               1       0.25     0.017    0.733
8148160   $     55,733.87  90.00              13       0.25     0.017    0.608
8149857   $    357,553.41  36.53                       0.25     0.017    0.358
8152984   $    252,534.70  74.43                       0.25     0.017    0.108
8153874   $    259,875.45  78.79                       0.25     0.017    1.608
8155179   $    297,588.49  74.96                       0.25     0.017        0
8156808   $    499,664.51  62.50                       0.25     0.017        0
8156971   $    767,089.90  80.00                       0.25     0.017    0.608
8157320   $    269,840.60  77.14                       0.25     0.017    0.608
8159045   $    279,684.88  80.00                       0.25     0.017    0.858
8159551   $    260,864.69  87.00              13       0.25     0.017    1.233
8160220   $    509,714.08  71.58                       0.25     0.017    0.858
8160919   $    222,486.27  80.00                       0.25     0.017    0.483
8161394   $    601,425.58  80.00                       0.25     0.017    0.358
8161943   $    449,698.06  69.23                       0.25     0.017        0
8164069   $    279,851.00  73.68                       0.25     0.017    1.108
8165041   $    327,401.54  80.00                       0.25     0.017    0.483
8168644   $    370,172.01  80.00                       0.25     0.017    0.733
8169488   $    399,525.98  18.18                       0.25     0.017    0.608
8169615   $    316,597.99  90.00              11       0.25     0.017    0.233
8169844   $    335,825.81  80.00                       0.25     0.017    1.233
8171389   $    189,881.90  69.85                       0.25     0.017    0.358
8177147   $    314,818.77  90.00              33       0.25     0.017    0.733
8178787   $    307,644.29  80.00                       0.25     0.017    0.733
8179144   $    271,847.52  80.00                       0.25     0.017    0.858
8179935   $    499,704.80  80.00                       0.25     0.017    0.608
8180172   $    399,538.06  79.68                       0.25     0.017    0.733
8180695   $    369,387.36  80.00                       0.25     0.017    0.733
8183810   $    324,614.86  61.61                       0.25     0.017    0.608
8184813   $    272,416.15  90.00              17       0.25     0.017    1.233
8186329   $    337,889.86  70.00                       0.25     0.017    0.358
8189360   $    291,149.12  79.82                       0.25     0.017        0
8193644   $    403,773.51  80.00                       0.25     0.017    0.858
8195030   $    269,844.66  66.67                       0.25     0.017    0.733
8195218   $    174,901.89  57.38                       0.25     0.017    0.858
8195872   $    516,295.00  72.76                       0.25     0.017    0.608
8196725   $    294,243.33  80.00                       0.25     0.017    1.108
8197987   $    354,790.41  74.74                       0.25     0.017    0.608
8199029   $    263,360.00  95.00              11       0.25     0.017    0.858
8200200   $    267,840.00  80.00                       0.25     0.017    0.608
8200566   $     34,983.23  89.97              13       0.25     0.017    1.608
8202763   $    267,837.64  80.00                       0.25     0.017    0.483
8203052   $    283,341.07  90.00              11       0.25     0.017    0.858
8203140   $    268,000.00  80.00                       0.25     0.017    1.108
8205220   $    161,899.31  80.00                       0.25     0.017    0.358
8207404   $    314,823.41  68.78                       0.25     0.017    0.858
8207617   $    288,750.00  75.00                       0.25     0.017    0.858
8208103   $    864,027.79  70.00                       0.25     0.017    0.983
8211270   $     75,478.06  95.00               1       0.25     0.017    0.358
8211448   $    319,016.35  80.00                       0.25     0.017    0.733
8213124   $    382,985.17  80.00                       0.25     0.017    0.858
8213263   $    327,816.11  80.00                       0.25     0.017    0.858
8213947   $    383,945.79  79.64                       0.25     0.017    0.483
8219527   $    339,809.39  80.00                       0.25     0.017    0.858
8219911   $    349,776.82  57.85                       0.25     0.017    0.233
8220866   $    275,845.27  80.00                       0.25     0.017    0.858
8228006   $    184,885.02  59.68                       0.25     0.017    0.358
8229696   $    255,000.00  70.83                       0.25     0.017    0.233
8235825   $     49,971.97  28.57                       0.25     0.017    0.858
8235859   $    261,103.54  95.00              33       0.25     0.017    0.858
8236486   $    234,750.21  79.99                       0.25     0.017    0.233
8248897   $    272,800.00  80.00                       0.25     0.017    0.483

          $174,885,104.00


COUNT:                              479
WAC:                               8.68
WAM:                             358.69
WALTV:                          72.7529


                                   EXHIBIT F-2

            [Schedule of Mortgage Loans Serviced by Other Servicers]


WFMBS
2000-05  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS


(i)            (ii)                                                (iii)      (iv)       (v)               (vi)  (vii)      (viii)
-----          ---------------------------       -----    -----  --------   --------  --------      ---------- --------   ----------
                                                                                         NET
MORTGAGE                                                                    MORTGAGE  MORTGAGE         CURRENT ORIGINAL    SCHEDULED
LOAN                                                       ZIP   PROPERTY   INTEREST  INTEREST         MONTHLY  TERM TO    MATURITY
NUMBER         CITY                              STATE    CODE     TYPE       RATE      RATE           PAYMENT MATURITY      DATE
--------       ----------------------------------------------------------   --------  --------      ---------- --------   ----------

5712155        LOS ANGELES                        CA      90056     SFD      8.500      7.750       $ 3,460.12    360      1-Oct-29
5734954        JACKSONVILLE                       FL      32250     SFD      7.375      7.108       $ 2,091.25    352      1-Nov-27
5734968        WINDERMERE                         FL      34786     SFD      7.375      7.108       $ 1,945.62    303      1-Sep-24
5735078        LOGANVILLE                         GA      30249     SFD      7.125      6.858       $ 2,214.38    320      1-May-25
5737563        NEW ORLEANS                        LA      70118     SFD      8.625      7.750       $ 2,411.15    360      1-Jul-30
5745837        HILTON HEADISLAND                  SC      29928     LCO      9.125      7.750       $ 2,782.63    360      1-Jun-30
5749629        DUBLIN                             OH      43017     SFD      9.125      7.750       $ 2,453.11    360      1-Jun-30
5752611        LAGRANGE                           TN      38046     SFD      8.625      7.750       $ 3,421.50    360      1-Mar-30
5752620        LONGWOOD                           FL      32779     SFD      8.000      7.733       $ 2,322.28    350      1-Mar-29
5759884        HILTON HEAD ISLAND                 SC      29928     SFD      8.875      7.750       $ 2,665.42    360      1-Jul-30
5765176        BRADENTON                          FL      34208     SFD      8.375      7.750       $ 2,138.47    360      1-Jul-30
5765963        PIKE ROAD                          AL      36064     SFD      8.875      7.750       $ 2,705.19    360      1-Jul-30
5770187        LA MESA                            CA      91941     SFD      8.250      7.750       $ 3,275.52    360      1-Jun-30
5770194        FOUNTAIN VALLEY                    CA      92708     SFD      8.625      7.750       $ 2,423.59    360      1-Jun-30
5770199        PORTLAND                           OR      97201     SFD      8.250      7.750       $ 2,177.92    360      1-Jun-30
5770203        STAMFORD                           CT      06905     SFD      8.500      7.750       $ 2,525.88    360      1-Jun-30
5770209        LONGMONT                           CO      80501     SFD      8.000      7.733       $ 2,393.91    360      1-May-30
5770216        ACTON                              MA      01720     SFD      8.500      7.750       $ 2,034.55    360      1-Jun-30
5770218        MONTGOMERY                         NJ      08853     SFD      8.000      7.733       $ 2,450.77    360      1-May-30
5770222        LITTLETON                          NC      27850     SFD      8.500      7.750       $ 2,588.16    360      1-Jun-30
5770243        GRANT                              FL      32949     SFD      8.500      7.750       $ 2,603.47    240      1-Jun-20
5770261        ROCKVILLE CENTRE                   NY      11570     SFD      8.625      7.750       $ 2,675.60    360      1-Jun-30
5770266        SAN DIEGO                          CA      92107     SFD      8.375      7.750       $ 2,918.68    360      1-Jun-30
5770279        CLEVELAND                          TN      37311     SFD      8.375      7.750       $ 2,888.28    360      1-Jun-30
5770285        CLINTON                            CT      06413     SFD      8.250      7.750       $ 2,013.40    360      1-Jun-30
5770552        ST GEORGE                          UT      84790     SFD      9.000      7.750       $ 2,494.33    360      1-May-30
5770565        WEST WINDSOR TWP                   NJ      08550     SFD      8.125      7.750       $ 3,898.11    360      1-May-30
5770575        CHICAGO                            IL      60610     LCO      9.000      7.750       $ 1,701.78    360      1-Apr-30
5770586        JACKSON                            NJ      08527     SFD      8.750      7.750       $ 1,593.07    360      1-May-30
5770594        TACOMA                             WA      98405     LCO      9.000      7.750         $ 595.42    360      1-Apr-30
5770600        EASTLAKE                           OH      44095     SFD      8.750      7.750       $ 1,777.95    360      1-Apr-30
5770612        FRIENDWOOD                         TX      77546     SFD      8.750      7.750       $ 4,115.06    360      1-May-30
5770617        PLANO                              TX      75074     SFD      8.750      7.750       $ 2,284.20    360      1-May-30
5770631        GREEN VALLEY                       AZ      85614     SFD      8.750      7.750       $ 1,353.13    360      1-Apr-30
5770639        BERLIN                             CT      06037     SFD      8.375      7.750         $ 734.23    360      1-Mar-30
5770642        VERO BEACH                         FL      32963     SFD      8.750      7.750       $ 2,698.38    360      1-Mar-30
5770646        VALLEY CENTER                      CA      92082     SFD      8.875      7.750       $ 3,103.02    360      1-Mar-30
5770648        LEDYARD                            CT      06339     SFD      8.875      7.750       $ 1,272.42    360      1-Mar-30
5770828        CONCORD                            NC      28027     SFD      8.500      7.750       $ 2,306.75    360      1-Jun-30
5770841        BURBANK                            CA      91505     SFD      8.875      7.750       $ 2,154.21    360      1-Apr-30
5770848        BRENTWOOD                          TN      37027     LCO      8.750      7.750         $ 886.61    360      1-May-30
5770851        CAMARILLO                          CA      93010     SFD      8.500      7.750       $ 2,096.83    360      1-Jun-30
5770868        SAN JOSE                           CA      95138     LCO      9.500      7.750       $ 2,703.35    360      1-Jun-30
5770879        STATEN ISLAND                      NY      10308     SFD      9.375      7.750       $ 3,054.19    360      1-Jun-30
5770889        CANTON                             MI      48188     SFD      8.875      7.750       $ 2,577.89    360      1-Jun-30
5771031        ALLENDALE                          NJ      07401     SFD      8.750      7.750       $ 4,041.68    360      1-Jun-30
5771046        WAYNE                              NJ      07470     SFD      8.625      7.750       $ 2,045.59    360      1-Jun-30
5771054        SAN DIEGO                          CA      92130     SFD      8.625      7.750       $ 2,380.04    360      1-Jun-30
5771064        BOROUGH OF RUTHERFORD              NJ      07070     SFD      8.625      7.750       $ 2,084.48    360      1-Jun-30
5775203        CALHOUN                            LA      71225     SFD      8.250      7.750       $ 1,765.47    360      1-Apr-30
5778201        MIAMI BEACH                        FL      33140     SFD      8.250      7.750       $ 2,223.75    360      1-Jun-30
5778211        LIVERMORE                          CA      94550     SFD      8.000      7.733       $ 4,769.47    360      1-Jun-30
5778213        HERMOSA BEACH                      CA      90254     SFD      7.625      7.358       $ 3,397.41    360      1-Jun-30
5778301        SPRINGFIELD                        VA      22153     SFD      8.125      7.750       $ 2,165.13    360      1-Jun-30
5778307        COS COB                            CT      06807     SFD      8.375      7.750       $ 4,368.90    360      1-Jun-30
5778320        WALNUT CREEK                       CA      94596     SFD      8.375      7.750       $ 2,462.64    360      1-Jun-30
5778326        KIRKLAND                           WA      98033     SFD      8.500      7.750       $ 3,075.66    360      1-Jun-30
5778327        PLANO                              TX      75093     SFD      8.375      7.750       $ 2,219.42    360      1-Jun-30
5778330        SANTA CLARITA                      CA      91355     SFD      8.375      7.750       $ 3,420.33    360      1-Jun-30
5778334        BROOKLYN                           NY      11228     SFD      8.625      7.750       $ 4,044.51    360      1-Jun-30
5778366        WINDERMERE                         FL      34786     SFD      8.375      7.750       $ 3,952.38    360      1-Jun-30
5782611        NEW ORLEANS                        LA      70122     SFD      8.875      7.750       $ 2,665.41    360      1-Jul-30
5782823        PLAINVIEW                          NY      11803     SFD      8.500      7.750       $ 2,091.45    360      1-Jul-30
5782837        PEQUANNOCK                         NJ      07444     SFD      7.875      7.608       $ 2,972.79    360      1-Jul-30
5782850        HUNTINGTON BEACH                   CA      92649     SFD      8.375      7.750       $ 2,086.40    360      1-Jul-30
5782852        SAN JOSE                           CA      95135     SFD      8.000      7.733       $ 2,494.07    360      1-Jul-30
5782858        MIDLAND                            MI      48640     SFD      8.250      7.750       $ 1,977.34    360      1-Jul-30
5782920        CLEVELAND                          TN      37312     SFD      8.250      7.750       $ 2,817.25    360      1-Jul-30
5782923        MCALLEN                            TX      78504     SFD      8.625      7.750       $ 3,985.15    360      1-Jun-30
5782930        MINNETRISTA                        MN      55331     SFD      8.250      7.750       $ 3,192.88    360      1-Jul-30
5782938        ARLINGTON                          MA      02476     SFD      8.250      7.750       $ 2,253.80    360      1-Jul-30
5782951        WALNUT CREEK                       CA      94596     SFD      8.625      7.750       $ 2,372.26    360      1-Jul-30
5782966        ORLANDO                            FL      32837     SFD      8.500      7.750       $ 2,081.83    360      1-Jul-30
5782987        VACAVILLE                          CA      95688     SFD      9.125      7.750       $ 2,774.49    360      1-Jul-30
5783042        HOCKESSIN                          DE      19707     SFD      8.500      7.750       $ 2,191.41    360      1-Jul-30
5783076        LOS ANGELES                        CA      91405     SFD      9.125      7.750       $ 3,165.03    360      1-Jul-30
5783094        ALTADENA                           CA      91001     SFD      8.875      7.750       $ 2,744.97    360      1-Jul-30
5783117        EL CAJON                           CA      92021     SFD      8.500      7.750       $ 2,117.59    360      1-Jul-30
5783133        LOCH ARBOUR                        NJ      07711     SFD      8.500      7.750       $ 2,306.75    360      1-Jul-30
5784781        ARVADA                             CO      80004     SFD      8.750      7.750       $ 2,520.98    360      1-Apr-30
5784795        BROOKLYN                           NY      11210     SFD      8.375      7.750       $ 5,320.51    360      1-Apr-30
5784798        HIGHLAND VILLAGE                   TX      75077     SFD      8.125      7.750       $ 1,995.09    360      1-Apr-30
5784801        LIDO BEACH                         NY      11561     SFD      8.625      7.750       $ 3,888.95    360      1-May-30
5784803        CHICAGO                            IL      60657     HCO      7.875      7.608       $ 2,211.46    360      1-Nov-29
5784807        MORGAN HILL                        CA      95037     SFD      7.750      7.483       $ 2,041.77    360      1-Aug-29
5784812        PASADENA                           CA      91106     SFD      8.500      7.750       $ 7,535.35    360      1-Feb-30
5784823        TULSA                              OK      74137     SFD      8.250      7.750       $ 2,162.90    360      1-Sep-29
5784824        CUTCHOGUE                          NY      11935     SFD      8.750      7.750       $ 2,934.39    360      1-Apr-30
5784828        DUBLIN                             CA      94568     SFD      7.875      7.608       $ 2,113.58    360      1-Mar-30
5784829        THORNTON                           CO      80241     SFD      8.625      7.750       $ 2,125.31    360      1-Jun-30
5784837        HENDERSON                          NV      89052     SFD      8.375      7.750       $ 2,280.22    360      1-Jun-30
5784839        SAN FRANCISCO                      CA      94116     SFD      8.750      7.750       $ 2,012.38    360      1-May-30
5784842        MOUNT SINAI                        NY      11766     SFD      8.250      7.750       $ 2,413.07    360      1-May-30
5784854        LEWISVILLE                         TX      75028     SFD      8.250      7.750       $ 1,988.98    360      1-Sep-29
5784857        HIGHLANDS RANCH                    CO      80126     SFD      8.750      7.750       $ 2,076.89    360      1-Apr-30
5784860        PLAINVIEW                          NY      11803     SFD      7.875      7.608       $ 2,291.22    360      1-Apr-30
5784861        FALLBROOK                          CA      92028     SFD      8.625      7.750       $ 2,420.48    360      1-Apr-30
5784867        BROKEN ARROW                       OK      74011     SFD      8.375      7.750       $ 2,650.75    360      1-Apr-30
5784876        BOCA RATON                         FL      33433     SFD      8.250      7.750       $ 2,404.05    360      1-Mar-30
5784879        JERSEY CITY                        NJ      07303     SFD      8.375      7.750       $ 2,838.87    360      1-Feb-30
5784881        RARITAN                            NJ      08551     SFD      8.750      7.750       $ 2,851.00    360      1-Jun-30
5784882        DIX HILLS                          NY      11746     SFD      7.875      7.608       $ 2,755.26    360      1-Apr-30
5784887        CHICAGO                            IL      60610     LCO      8.000      7.733       $ 4,017.36    360      1-Apr-30
5784888        BELLEVUE                           WA      98006     SFD      8.500      7.750       $ 3,460.11    360      1-May-30
5784896        SCARSDALE                          NY      10583     SFD      8.500      7.750       $ 3,767.68    360      1-Apr-30
5784902        FRIENDSWOOD                        TX      77546     SFD      8.375      7.750       $ 2,755.72    360      1-May-30
5784912        CORTLANDT MANOR                    NY      10567     SFD      8.500      7.750       $ 2,152.96    360      1-Apr-30
5784923        SANTA CLARITA                      CA      91355     LCO      8.375      7.750       $ 2,342.54    360      1-Mar-30
5784928        GREAT NECK                         NY      11020     SFD      8.625      7.750       $ 3,305.61    360      1-Apr-30
5784946        EAGAN                              MN      55123     SFD      8.375      7.750       $ 3,040.29    360      1-Apr-30
5784947        GRANBURY                           TX      76049     SFD      8.625      7.750       $ 2,800.04    360      1-May-30
5784961        SCOTTSDALE                         AZ      85255     SFD      8.375      7.750       $ 4,811.26    360      1-Nov-29
5784963        SAN JOSE                           CA      95136     SFD      8.000      7.733       $ 2,348.05    360      1-Mar-30
5784968        STILLWATER                         MN      55082     SFD      8.625      7.750       $ 2,625.04    360      1-May-30
5784969        SIMI VALLEY                        CA      93063     SFD      8.500      7.750       $ 2,395.93    360      1-Apr-30
5784981        YONKERS                            NY      10705     SFD      8.250      7.750       $ 2,570.01    360      1-Apr-30
5784990        NEWPORT COAST                      CA      92657     SFD      8.375      7.750       $ 3,040.29    360      1-Apr-30
5784998        CHICAGO                            IL      60618     SFD      8.000      7.733       $ 2,641.55    360      1-Feb-30
5785007        CHESTER SPRINGS                    PA      19425     SFD      8.875      7.750       $ 3,182.58    360      1-May-30
5785127        SAN MARCOS                         CA      92069     SFD      8.875      7.750       $ 2,665.41    360      1-May-30
5785135        SAN JOSE                           CA      95121     SFD      8.250      7.750       $ 2,043.45    360      1-May-30
5785146        NAPERVILLE                         IL      60563     SFD      9.250      7.750       $ 2,985.08    360      1-May-30
5785158        LAGUNA NIGUEL                      CA      92677     SFD      8.250      7.750       $ 3,726.28    360      1-Jun-30
5785165        LOCKPORT                           IL      60441     SFD      9.125      7.750       $ 2,122.77    360      1-Jun-30
5785166        LAGUNA NIGUEL                      CA      92677     SFD      8.250      7.750       $ 2,163.65    360      1-Jun-30
5785172        HOUSTON                            TX      77057     SFD      8.125      7.750       $ 3,415.49    360      1-Jun-30
5785173        HAYWARD                            CA      94544     SFD      9.125      7.750       $ 2,354.66    360      1-Jun-30
5785175        LAKEVILLE                          MN      55054     SFD      8.500      7.750       $ 2,306.74    360      1-Apr-30
5785179        CLOVER                             SC      29710     SFD      8.375      7.750       $ 2,093.24    360      1-May-30
5785195        PLACENTIA                          CA      92870     SFD      8.875      7.750       $ 2,094.14    360      1-Jun-30
5785198        LOS ANGELES                        CA      90046     SFD      8.250      7.750       $ 2,460.40    360      1-Dec-29
5785201        REDONDO BEACH                      CA      90277     HCO      8.375      7.750       $ 2,553.84    360      1-May-30
5785208        BAY PORT                           NY      11705     SFD      8.500      7.750       $ 2,689.66    360      1-May-30
5785209        KALY CITY                          CA      94014     SFD      8.750      7.750       $ 2,674.79    360      1-Jun-30
5785214        FORT THOMAS                        KY      41075     SFD      8.750      7.750       $ 2,950.13    360      1-Jul-30
5785217        IRVINE                             CA      92602     SFD      9.375      7.750       $ 3,289.57    360      1-Jun-30
5785218        SAN DIEGO                          CA      92101     SFD      8.375      7.750       $ 4,702.95    360      1-May-30
5785222        SOUTH SAN FRANCISCO                CA      94080     SFD      8.750      7.750       $ 2,385.28    360      1-Jun-30
5785223        MONTGOMERY                         TX      77356     SFD      8.375      7.750       $ 2,090.20    360      1-Apr-30
5785227        CARLSBAD                           CA      92008     SFD      8.625      7.750       $ 4,728.96    360      1-Apr-30
5785234        SIMI VALLEY                        CA      93065     SFD      8.375      7.750       $ 2,580.45    360      1-Apr-30
5785236        NORTHRIDGE                         CA      91325     SFD      8.375      7.750       $ 2,097.80    360      1-May-30
5785238        BETHPAGE                           NY      11714     SFD      8.625      7.750       $ 2,520.04    360      1-Jun-30
5785253        SPRINGFIELD                        MO      65809     SFD      8.625      7.750       $ 2,520.04    360      1-Apr-30
5785259        AFTON                              OK      74331     SFD      8.375      7.750       $ 3,990.38    360      1-May-30
5785260        WRIGHTSVILLE BEACH                 NC      28480     LCO      8.000      7.733       $ 2,623.94    360      1-Jun-30
5785267        DIX HILLS                          NY      11746     SFD      8.750      7.750       $ 3,923.67    360      1-May-30
5785268        TUCSON                             AZ      85718     SFD      8.625      7.750       $ 3,111.16    360      1-May-30
5785271        PRIOR LAKE                         MN      55372     SFD      8.500      7.750       $ 3,075.66    360      1-May-30
5785277        ELIZABETH                          CO      80107     SFD      8.750      7.750       $ 3,713.23    360      1-Apr-30
5785279        GULF SHORES                        AL      36542     SFD      8.375      7.750       $ 2,242.21    360      1-Apr-30
5785297        PUNTA GORDA                        FL      33955     LCO      8.625      7.750       $ 2,158.37    360      1-Apr-30
5785318        SAN ANTONIO                        TX      78260     SFD      8.375      7.750       $ 2,652.65    360      1-May-30
5785326        REDONDO BEACH                      CA      90277     SFD      8.375      7.750       $ 3,952.38    360      1-May-30
5785337        HERMOSA BEACH                      CA      90254     SFD      8.250      7.750       $ 2,169.66    360      1-Apr-30
5785352        LIVERMORE                          CA      94550     SFD      8.750      7.750       $ 2,714.12    360      1-May-30
5785355        HUNTINGTON                         NY      11746     SFD      8.375      7.750       $ 2,564.10    360      1-May-30
5785375        SAN JOSE                           CA      95131     SFD      8.625      7.750       $ 2,364.48    360      1-Apr-30
5785378        MCHENRY                            IL      60050     SFD      8.375      7.750       $ 2,052.20    360      1-Mar-30
5785386        PHOENIX                            AZ      85024     SFD      8.750      7.750       $ 2,129.99    360      1-Jun-30
5785393        TROY                               MI      48098     SFD      8.625      7.750       $ 2,296.04    360      1-Apr-30
5785396        FARMINGTON HILLS                   MI      48331     SFD      8.750      7.750       $ 2,206.69    360      1-Apr-30
5785403        KNOXILLE                           TN      37919     SFD      8.875      7.750       $ 3,556.53    360      1-Apr-30
5785410        PENSACOLA                          FL      32507     LCO      8.750      7.750       $ 2,163.43    360      1-Apr-30
5785416        MERRICK                            NY      11566     SFD      8.875      7.750       $ 2,386.94    360      1-May-30
5785421        PLAYA DEL REY,LOS ANGELE          S CA     90293     SFD      8.250      7.750       $ 3,515.93    360      1-Mar-30
5785425        HILTON HEAD ISLAND                 SC      29928     HCO      8.500      7.750       $ 3,038.75    360      1-May-30
5785429        CENTREVILLE                        VA      20120     SFD      8.625      7.750       $ 2,301.87    360      1-Apr-30
5785432        SAVAGE                             MN      55378     SFD      8.750      7.750       $ 2,987.49    360      1-Jun-30
5785441        VENICE                             CA      90291     MF2      8.625      7.750       $ 3,111.16    360      1-May-30
5785445        SUAMICO                            WI      54173     SFD      9.000      7.750       $ 2,928.83    360      1-Apr-30
5785447        RALEIGH                            NC      27613     SFD      8.500      7.750       $ 2,091.44    360      1-May-30
5785451        YONKERS                            NY      10710     MF2      8.625      7.750       $ 2,613.37    360      1-Apr-30
5785455        LOS ANGELES                        CA      90045     SFD      8.250      7.750       $ 2,013.39    360      1-Apr-30
5785466        FRANKLIN                           TN      37064     SFD      8.250      7.750       $ 3,116.26    360      1-Apr-30
5785470        MANHASSET                          NY      11030     SFD      7.875      7.608       $ 2,465.24    360      1-Apr-30
5785590        LONG BEACH                         CA      90803     SFD      8.500      7.750       $ 2,460.52    360      1-Apr-30
5785592        SHAWNEE                            KS      66216     SFD      8.750      7.750       $ 2,405.34    360      1-Jun-30
5785593        SIMI VALLEY                        CA      93065     SFD      8.250      7.750       $ 2,703.81    360      1-Apr-30
5785594        LAFAYETTE                          CO      80026     SFD      8.375      7.750       $ 2,188.25    360      1-May-30
5785595        DOYLESTOWN                         PA      18901     SFD      8.250      7.750       $ 2,049.46    360      1-May-30
5785601        KIRKLAND                           WA      98033     SFD      8.500      7.750       $ 3,167.54    360      1-Apr-30
5785602        LONGMONT                           CO      80503     SFD      8.375      7.750       $ 2,325.82    360      1-Jun-30
5785603        PLEASANTON                         CA      94566     SFD      8.250      7.750       $ 2,818.75    360      1-Apr-30
5785607        LOS ANGELES                        CA      90732     SFD      8.500      7.750       $ 2,260.61    360      1-Jun-30
5785608        ROCKVILLE                          MD      20850     SFD      8.375      7.750       $ 2,849.14    360      1-Apr-30
5785614        ALISO VIEJO AREA                   CA      92656     SFD      8.500      7.750       $ 2,214.47    360      1-Apr-30
5785616        HUNTINGTON BEACH                   CA      92648     SFD      8.500      7.750       $ 2,275.98    360      1-May-30
5785623        BOULDER                            CO      80302     SFD      8.625      7.750       $ 2,177.81    360      1-May-30
5785624        BOWIE                              MD      20716     SFD      8.750      7.750       $ 2,234.23    360      1-May-30
5785626        LA JOLLA                           CA      92037     SFD      8.375      7.750       $ 4,408.42    360      1-May-30
5785629        ALISO VIEJO                        CA      92656     SFD      8.125      7.750       $ 3,699.49    360      1-May-30
5785632        PALATINE                           IL      60067     SFD      8.750      7.750       $ 2,321.95    360      1-Apr-30
5785634        WEST BABYLON                       NY      11704     SFD      9.000      7.750       $ 2,124.20    360      1-Jun-30
5785640        LOS ANGELES                        CA      90049     SFD      8.500      7.750       $ 2,510.50    360      1-Jun-30
5785650        ELLICOTT CITY                      MD      21042     SFD      8.875      7.750       $ 2,100.50    360      1-Jun-30
5785651        SAN FRANCISCO                      CA      94118     SFD      8.750      7.750       $ 2,637.02    360      1-May-30
5785655        RANCHO CUCAMONGA                   CA      91739     SFD      8.750      7.750       $ 2,346.73    360      1-Apr-30
5785660        TUSTIN                             CA      92782     SFD      8.250      7.750       $ 2,150.13    360      1-May-30
5785663        CHICAGO                            IL      60613     MF2      8.500      7.750       $ 2,983.38    360      1-May-30
5785669        SAN CARLOS                         CA      94070     SFD      8.750      7.750       $ 3,776.16    360      1-May-30
5785671        CARSON CITY                        NV      89703     SFD      8.625      7.750       $ 2,605.60    360      1-May-30
5785672        GARDEN CITY                        SC      29576     SFD      8.625      7.750       $ 3,820.89    360      1-Apr-30
5785673        FREMONT                            CA      94538     SFD      8.375      7.750       $ 2,341.78    360      1-May-30
5785677        SHERMAN OAKS                       CA      91423     SFD      8.375      7.750       $ 2,394.23    360      1-May-30
5785678        SANTA CRUZ                         CA      95060     SFD      8.125      7.750       $ 3,081.36    360      1-Apr-30
5785679        THOUSAND OAKS                      CA      91362     SFD      8.375      7.750       $ 2,690.66    360      1-May-30
5785683        LONG BEACH                         CA      90803     SFD      8.500      7.750       $ 2,268.29    360      1-May-30
5785686        SAN ANTONIO                        TX      78218     SFD      8.500      7.750       $ 2,183.71    360      1-Apr-30
5785689        GLENVIEW                           IL      60025     SFD      8.375      7.750       $ 3,876.37    360      1-May-30
5785692        LAS VEGAS                          NV      89115     SFD      9.000      7.750       $ 2,216.74    360      1-Apr-30
5785694        IRVINE                             CA      92606     SFD      8.500      7.750       $ 2,306.74    360      1-Apr-30
5785698        REDONDO BEACH                      CA      90278     SFD      8.625      7.750       $ 2,369.93    360      1-Jun-30
5785700        REDONDO BEACH                      CA      90278     HCO      8.625      7.750       $ 2,943.16    360      1-May-30
5785709        AUSTIN                             TX      78750     SFD      8.500      7.750       $ 2,150.66    360      1-May-30
5785714        RANCHO MIRAGE                      CA      92270     SFD      8.375      7.750       $ 3,344.32    360      1-Jun-30
5785715        WESTERVILLE                        OH      43082     SFD      8.500      7.750       $ 3,844.57    360      1-Apr-30
5785730        SAN ANTONIO                        TX      78261     SFD      8.375      7.750       $ 2,511.28    360      1-Apr-30
5785737        SAN JOSE                           CA      95138     SFD      8.500      7.750       $ 3,629.27    360      1-Apr-30
5785741        QUEEN CREEK                        AZ      85242     SFD      8.500      7.750       $ 2,019.55    360      1-Apr-30
5785747        WOODLAND HILLS                     CA      91367     SFD      8.625      7.750       $ 3,266.72    360      1-Apr-30
5785751        HUDDLESTON                         VA      24104     SFD      8.500      7.750       $ 2,575.86    360      1-Apr-30
5785754        LA GRANGE PARK                     IL      60525     SFD      8.625      7.750       $ 2,115.59    360      1-May-30
5785758        LITTLETON                          CO      80125     SFD      8.625      7.750       $ 2,333.37    360      1-Apr-30
5785766        VISALIA                            CA      93292     SFD      8.375      7.750       $ 2,736.26    360      1-Apr-30
5785771        LOS ANGELES                        CA      91403     SFD      8.500      7.750       $ 2,921.87    360      1-Apr-30
5785773        SOUTH RIVER                        NJ      08882     SFD      8.375      7.750       $ 2,067.40    360      1-Apr-30
5785775        CENTRAL POINT                      OR      97502     SFD      8.500      7.750       $ 2,399.01    360      1-Apr-30
5785781        WATSONVILLE                        CA      95076     SFD      8.375      7.750       $ 2,356.22    360      1-Apr-30
5785784        WINTER SPRINGS                     FL      32708     SFD      8.375      7.750       $ 2,356.22    360      1-Apr-30
5785785        KILDEER                            IL      60047     SFD      8.500      7.750       $ 2,691.20    360      1-Apr-30
5785788        ALHMBRA                            CA      91801     SFD      8.500      7.750       $ 2,331.35    360      1-Apr-30
5785789        KANSAS CITY                        MO      64157     SFD      8.625      7.750       $ 2,352.04    360      1-May-30
5785807        WILMETTE                           IL      60091     SFD      8.625      7.750       $ 3,826.73    360      1-Jun-30
5785810        OAKLAND                            CA      94602     SFD      8.500      7.750       $ 2,399.01    360      1-Jun-30
5785814        ROWLAND HEIGHTS                    CA      91748     SFD      8.750      7.750       $ 2,360.10    360      1-Apr-30
5785821        SEATTLE                            WA      98136     SFD      8.500      7.750       $ 2,560.10    360      1-Apr-30
5785822        MINNETONKA                         MN      55305     SFD      8.750      7.750       $ 3,700.64    360      1-May-30
5785823        LOS ANGELES                        CA      90077     SFD      9.000      7.750       $ 4,827.74    360      1-Apr-30
5785828        SAN LUIS OBISPO                    CA      93401     SFD      8.250      7.750       $ 3,179.37    360      1-May-30
5785831        SANTA FE                           NM      87505     SFD      8.375      7.750       $ 3,097.29    360      1-May-30
5785833        IRVINE                             CA      92620     SFD      8.625      7.750       $ 2,302.26    360      1-Apr-30
5785834        SUNNYVALE                          CA      94087     SFD      8.000      7.733       $ 2,516.81    360      1-Apr-30
5785840        TORRANCE                           CA      90505     SFD      8.500      7.750       $ 2,422.08    360      1-Apr-30
5785844        MELVILLE                           NY      11747     SFD      8.000      7.733       $ 2,201.29    360      1-Jun-30
5785849        LA CENTER                          WA      98629     SFD      8.500      7.750       $ 2,079.14    360      1-Apr-30
5785857        MORRISVILLE                        NC      27560     SFD      8.375      7.750       $ 2,493.04    360      1-May-30
5785860        PARK RIDGE                         IL      60068     SFD      8.625      7.750       $ 2,216.71    360      1-May-30
5785862        SAN DIMAS                          CA      91773     SFD      8.625      7.750       $ 3,111.16    360      1-Apr-30
5785863        BOCA GRANDE                        FL      33921     SFD      8.750      7.750       $ 3,445.75    360      1-Apr-30
5785864        ELLICOTT CITY                      MD      21043     SFD      8.500      7.750       $ 2,187.94    360      1-Jun-30
5785867        LIVINGSTON                         NJ      07039     SFD      8.625      7.750       $ 3,080.05    360      1-May-30
5785873        ATLANTA                            GA      30306     SFD      8.625      7.750       $ 2,302.26    360      1-Apr-30
5785875        OCEANSIDE                          CA      92056     SFD      8.625      7.750       $ 2,251.71    360      1-Apr-30
5785882        MINNEAPOLIS                        MN      55405     SFD      8.625      7.750       $ 2,691.15    360      1-May-30
5785890        NEW MARKET                         MN      55054     SFD      8.250      7.750       $ 2,591.12    360      1-May-30
5785899        NEWCASTLE                          CA      95658     SFD      8.500      7.750       $ 2,152.96    360      1-May-30
5785903        THOUSAND OAKS                      CA      91320     LCO      8.375      7.750       $ 2,280.22    360      1-Apr-30
5785906        ROSEVILLE                          CA      95678     SFD      8.375      7.750       $ 2,281.74    360      1-Apr-30
5785912        ANAHEIM                            CA      92807     SFD      8.375      7.750       $ 2,242.21    360      1-May-30
5785913        HENDERSON                          NV      89012     SFD      8.375      7.750       $ 2,053.34    360      1-Apr-30
5785919        METAMORA                           IL      61548     SFD      8.500      7.750       $ 4,375.12    360      1-Apr-30
5785922        BRYN MAWR                          PA      19010     SFD      8.625      7.750       $ 3,111.16    360      1-May-30
5785943        DALLAS                             TX      75214     SFD      8.750      7.750       $ 3,933.51    360      1-Jun-30
5785949        ALEXANDRIA                         VA      22314     SFD      8.875      7.750       $ 2,673.37    360      1-Jun-30
5785960        BLOOMFIELD                         MI      48304     SFD      9.000      7.750       $ 2,914.75    360      1-May-30
5785967        GULF SHORES                        AL      36542     LCO      8.500      7.750       $ 2,159.11    360      1-Apr-30
5785970        MIAMI                              FL      33170     SFD      8.500      7.750       $ 2,045.31    360      1-Jun-30
5785973        BURBANK                            CA      91506     SFD      8.625      7.750       $ 2,031.98    360      1-Apr-30
5785976        SAN JOSE                           CA      95148     SFD      8.625      7.750       $ 2,569.82    360      1-Mar-30
5785981        PACIFIC PALISADES                  CA      90272     SFD      8.750      7.750       $ 7,867.00    360      1-Apr-30
5785982        SILVERTHORNE                       CO      80498     SFD      8.750      7.750       $ 2,464.34    360      1-May-30
5785985        COLUMBUS                           OH      43206     SFD      8.625      7.750       $ 2,119.28    360      1-Mar-30
5785989        CHICAGO                            IL      60657     HCO      8.375      7.750       $ 2,613.13    360      1-Apr-30
5785991        PRAIRIEVILLE                       LA      70769     SFD      8.500      7.750       $ 2,352.88    360      1-May-30
5785995        CAPITOLA                           CA      95010     SFD      8.375      7.750       $ 3,921.97    360      1-Apr-30
5786002        SEA ISLE CITY                      NJ      08243     HCO      8.875      7.750       $ 2,880.63    360      1-Apr-30
5786006        GATINBURG                          TN      37738     SFD      9.000      7.750       $ 2,222.37    360      1-Apr-30
5786007        SAN RAMON                          CA      94583     SFD      8.500      7.750       $ 2,263.69    360      1-Apr-30
5786010        LOS ANGELES                        CA      90064     SFD      8.500      7.750       $ 3,321.71    360      1-Apr-30
5786018        HOUSTON                            TX      77005     SFD      8.500      7.750       $ 3,260.19    360      1-Apr-30
5786019        LAGUNA NIGUEL                      CA      92677     SFD      8.375      7.750       $ 2,500.64    360      1-Apr-30
5786026        DESTIN                             FL      32541     SFD      8.375      7.750       $ 2,128.20    360      1-May-30
5786027        FALL CREEK                         CO      81435     SFD      8.750      7.750       $ 2,183.10    360      1-Apr-30
5786029        MINNETONKA                         MN      55345     SFD      8.500      7.750       $ 3,356.31    360      1-Apr-30
5786035        GILROY                             CA      95020     SFD      8.625      7.750       $ 3,413.72    360      1-Apr-30
5786037        MINNEAPOLIS                        MN      55414     LCO      8.500      7.750       $ 2,214.48    360      1-May-30
5786039        DAVIE                              FL      33326     SFD      8.625      7.750       $ 2,582.26    360      1-Apr-30
5786049        IRVINE                             CA      92614     LCO      8.625      7.750       $ 2,728.49    360      1-Apr-30
5786051        HUNTINGTON BEACH                   CA      92648     SFD      8.375      7.750       $ 3,420.33    360      1-Apr-30
5786057        SAN DIEGO                          CA      92110     SFD      8.500      7.750       $ 2,731.18    360      1-Apr-30
5786058        NORTH MERRICK                      NY      11566     SFD      8.375      7.750       $ 2,432.23    360      1-May-30
5786062        LITTLETON                          CO      80127     SFD      8.500      7.750       $ 2,583.55    360      1-Apr-30
5786066        MILFORD TWP                        MI      48381     SFD      8.625      7.750       $ 2,050.26    360      1-Apr-30
5786067        ENCINITAS                          CA      92024     SFD      8.500      7.750       $ 2,229.85    360      1-Apr-30
5786070        CUPERTINO                          CA      95014     SFD      8.500      7.750       $ 3,337.09    360      1-Apr-30
5786073        ALTADENA AREA                      CA      91001     SFD      8.625      7.750       $ 2,272.51    360      1-Apr-30
5786077        HARBOR SPRINGS                     MI      49740     SFD      8.750      7.750       $ 2,152.41    360      1-May-30
5786081        FALLBROOK                          CA      92028     SFD      8.500      7.750       $ 2,183.71    360      1-Apr-30
5786103        LA GRANGE                          IL      60525     SFD      8.250      7.750       $ 2,653.85    360      1-May-30
5786112        NEWBURY PARK                       CA      91320     SFD      8.500      7.750       $ 2,075.68    360      1-May-30
5786123        BURBANK                            CA      91504     SFD      8.500      7.750       $ 2,145.27    360      1-May-30
5786721        RIDGELAND                          MS      39157     SFD      8.500      7.750       $ 3,661.96    360      1-May-30
5786728        SAN MATEO                          CA      94402     SFD      8.750      7.750       $ 2,218.50    360      1-Jun-30
5786740        SAN BUENAVENTURA                   CA      93003     SFD      8.375      7.750       $ 2,523.44    360      1-May-30
5786772        EL CERRITO                         CA      94530     SFD      8.375      7.750       $ 3,040.29    360      1-Apr-30
5786774        DUNWOODY                           GA      30350     SFD      8.375      7.750       $ 2,730.18    360      1-May-30
5786783        LAGO VISTA                         TX      78645     SFD      8.375      7.750       $ 3,116.30    360      1-Jun-30
5786787        SEBASTOPOL                         CA      95472     SFD      8.500      7.750       $ 3,375.53    360      1-Mar-30
5786898        BODEGA BAY                         CA      94923     SFD      8.375      7.750       $ 3,085.89    360      1-Apr-30
5786903        MIAMI BEACH                        FL      33141     SFD      8.500      7.750       $ 4,229.02    360      1-May-30
5786912        WESTLAKE VILLAGE                   CA      91361     SFD      8.375      7.750       $ 2,939.20    360      1-Apr-30
5786917        LAGUNA NIGUEL                      CA      92677     LCO      8.375      7.750       $ 2,432.23    360      1-Apr-30
5786937        SUNNYVALE                          CA      94089     LCO      8.375      7.750       $ 3,253.11    360      1-Apr-30
5786944        ATLANTA                            GA      30319     SFD      8.375      7.750       $ 2,644.29    360      1-Apr-30
5786952        NEWTON                             MA      02459     SFD      8.500      7.750       $ 2,411.31    360      1-Jun-30
5786957        EL SEGUNDO                         CA      90245     SFD      8.375      7.750       $ 2,204.21    360      1-Apr-30
5786964        CHATHAM                            MA      02633     SFD      8.125      7.750       $ 2,227.49    360      1-May-30
5787022        CHARLTON                           MA      01507     SFD      8.875      7.750       $ 2,343.17    360      1-Jun-30
5787031        BAINBRIDGE ISLAND                  WA      98110     SFD      8.875      7.750       $ 2,482.41    360      1-May-30
5787041        INDIANAPOLIS                       IN      46256     SFD      8.875      7.750       $ 2,595.00    360      1-Apr-30
5787045        MESA                               AZ      85205     SFD      8.625      7.750       $ 2,217.48    360      1-Apr-30
5787055        GILBERT                            AZ      85296     SFD      8.625      7.750       $ 2,301.48    360      1-Apr-30
5787065        VISALIA                            CA      93291     SFD      8.500      7.750       $ 4,997.94    360      1-Mar-30
5787081        HIGHLANDS RANCH                    CO      80126     SFD      8.375      7.750       $ 2,204.21    360      1-Apr-30
5787115        HIGHLAND MILLS                     NY      10930     SFD      8.375      7.750       $ 2,120.60    360      1-Apr-30
5787125        SPARTA                             NJ      07871     SFD      8.750      7.750       $ 2,699.96    360      1-Apr-30
5787128        BRIDGEHAMPTON                      NY      11932     SFD      8.750      7.750       $ 5,113.55    360      1-Apr-30
5787139        GRANITE SPRINGS                    NY      10527     SFD      8.125      7.750       $ 2,413.12    360      1-May-30
5787143        COLORADO SPRINGS                   CO      80919     SFD      8.375      7.750       $ 2,280.22    360      1-Apr-30
5787151        SAN JOSE                           CA      95123     SFD      8.375      7.750       $ 3,161.90    360      1-May-30
5787158        MOORPARK                           CA      93021     SFD      8.500      7.750       $ 3,567.76    360      1-Apr-30
5787164        MIRAMAR                            FL      33029     SFD      8.875      7.750       $ 2,307.37    360      1-May-30
5787168        LAKEWOOD                           CO      80227     SFD      8.375      7.750       $ 4,940.47    360      1-Jun-30
5787174        GAITHERSBURG                       MD      20882     SFD      7.875      7.608       $ 2,552.24    360      1-May-30
5787178        SAN ANSELMO                        CA      94960     SFD      9.000      7.750       $ 4,328.87    360      1-May-30
5787183        SAMMAMISH                          WA      98029     SFD      8.625      7.750       $ 2,177.81    360      1-May-30
5787184        BROOKLYN                           NY      11234     SFD      9.000      7.750       $ 4,425.42    360      1-May-30
5787187        LAFAYETTE                          CO      80026     SFD      8.250      7.750       $ 2,097.54    360      1-Jun-30
5787193        SKOKIE                             IL      60076     SFD      9.375      7.750       $ 2,530.19    360      1-Jun-30
5787213        CASTLE ROCK                        CO      80104     SFD      8.250      7.750       $ 2,253.80    360      1-May-30
5787216        TRUCKEE                            CA      96161     SFD      9.000      7.750       $ 2,259.38    360      1-May-30
5787222        LONG BEACH                         CA      90808     SFD      8.250      7.750       $ 2,193.70    360      1-May-30
5787225        SAN JUAN CAPISTRANO                CA      92675     SFD      8.625      7.750       $ 2,916.71    360      1-May-30
5787229        NEW ROCHELLE                       NY      10804     SFD      8.375      7.750       $ 2,736.26    360      1-Apr-30
5787232        CLARKSTON                          MI      48348     SFD      8.875      7.750       $ 2,444.22    360      1-Apr-30
5787236        ORLANDO                            FL      32835     SFD      8.750      7.750       $ 2,063.52    360      1-Apr-30
5787240        KELLER                             TX      76248     SFD      8.125      7.750       $ 2,838.94    360      1-Apr-30
5787249        ALISO VIEJO AREA                   CA      92656     SFD      8.375      7.750       $ 2,111.10    360      1-May-30
5787250        BRENTWOOD                          TN      37027     SFD      8.500      7.750       $ 2,768.09    360      1-May-30
5787252        ALTADENA AREA                      CA      91001     SFD      8.500      7.750       $ 3,383.22    360      1-Mar-30
5787255        ROWAYTON                           CT      06853     SFD      8.250      7.750       $ 2,524.26    360      1-Jun-30
5787256        SEATTLE                            WA      98103     SFD      8.250      7.750       $ 2,692.54    360      1-May-30
5787258        SAN DIEGO                          CA      92122     SFD      9.000      7.750       $ 3,443.78    360      1-Mar-30
5787260        PAYSON                             AZ      85541     SFD      8.875      7.750       $ 2,386.93    360      1-Apr-30
5787265        LAGUNA BEACH                       CA      92651     SFD      8.625      7.750       $ 2,722.26    360      1-Mar-30
5787267        CASTINE                            ME      04421     SFD      8.875      7.750       $ 2,237.76    360      1-Mar-30
5787275        SILVER SPRING                      MD      20903     SFD      8.875      7.750       $ 2,491.96    360      1-Mar-30
5787276        SUNNYVALE                          CA      94086     SFD      8.000      7.733       $ 2,348.05    360      1-Apr-30
5787277        LAKE ZURICH                        IL      60047     SFD      8.625      7.750       $ 2,415.04    360      1-May-30
5787280        CHICAGO                            IL      60611     HCO      8.500      7.750       $ 2,460.52    360      1-Apr-30
5787281        LAKE WORTH                         FL      33467     SFD      8.625      7.750       $ 2,290.59    360      1-Apr-30
5787294        BELLEVUE                           WA      98008     SFD      8.500      7.750       $ 2,362.10    360      1-Apr-30
5787304        VALLEY COTTAGE                     NY      10989     SFD      8.750      7.750       $ 2,264.91    360      1-May-30
5787316        THOUSAND OAKS                      CA      91320     SFD      8.000      7.733       $ 2,615.14    360      1-Mar-30
5787325        SEATTLE                            WA      98117     SFD      8.375      7.750       $ 2,318.22    360      1-May-30
5787330        SAN JOSE                           CA      95148     SFD      8.750      7.750       $ 2,478.11    360      1-Apr-30
5787335        ARCADIA                            CA      91006     SFD      8.125      7.750       $ 2,851.19    360      1-May-30
5787341        THE WOODLANDS                      TX      77382     SFD      8.625      7.750       $ 2,472.98    360      1-May-30
5787345        SAN BUENAVENTURA                   CA      93003     SFD      8.375      7.750       $ 2,222.46    360      1-Apr-30
5787347        BATON ROUGE                        LA      70810     SFD      8.375      7.750       $ 2,784.14    360      1-Jun-30
5787351        LEXINGTON                          MA      02420     SFD      8.250      7.750       $ 1,975.83    360      1-May-30
5787513        PRESCOTT                           WI      54021     SFD      8.625      7.750       $ 2,582.27    360      1-Apr-30
5787517        SOUTH RIDING                       VA      20152     SFD      8.500      7.750       $ 2,119.51    360      1-Apr-30
5787518        ANN ARBOR                          MI      48103     SFD      8.500      7.750       $ 2,022.24    360      1-Apr-30
5787520        SARATOGA                           CA      95070     SFD      8.625      7.750       $ 7,340.78    360      1-Apr-30
5787524        THOUSAND OAKS                      CA      91320     SFD      8.250      7.750       $ 2,692.92    360      1-May-30
5787526        HUNTINGTON BEACH                   CA      92648     SFD      8.250      7.750       $ 2,396.54    360      1-Apr-30
5787527        HOUSTON                            TX      77005     SFD      8.500      7.750       $ 2,176.79    360      1-May-30
5787532        AURORA                             IL      60504     SFD      8.750      7.750       $ 2,243.28    360      1-Apr-30
5787536        SALINAS                            CA      93907     SFD      8.500      7.750       $ 2,450.34    360      1-Apr-30
5787539        CASTAIC                            CA      91384     SFD      8.375      7.750       $ 2,257.41    360      1-Apr-30
5787542        BRENTWOOD                          TN      37027     SFD      8.625      7.750       $ 2,960.27    360      1-Mar-30
5787544        RIO RANCHO                         NM      87124     SFD      8.250      7.750       $ 2,212.48    360      1-Mar-30
5787549        SAN FRANCISCO                      CA      94114     SFD      7.875      7.608       $ 3,081.54    360      1-May-30
5787553        ALISO VIEJO AREA                   CA      92656     SFD      8.375      7.750       $ 3,251.59    360      1-May-30
5787554        LAS VEGAS                          NV      89149     SFD      8.750      7.750       $ 2,356.17    360      1-Jun-30
5787555        GENEVA                             IL      60134     SFD      8.875      7.750       $ 2,195.98    360      1-Apr-30
5787560        CHINO HILLS                        CA      91709     SFD      8.625      7.750       $ 2,072.03    360      1-May-30
5787561        SAG HARBOR                         NY      11963     SFD      8.500      7.750       $ 4,499.30    360      1-Apr-30
5787565        SUGAR LAND                         TX      77479     SFD      8.625      7.750       $ 2,215.15    360      1-Mar-30
5787568        DUNWOODY                           GA      30338     SFD      8.000      7.733       $ 2,508.74    360      1-Mar-30
5787575        SAN MARTIN                         CA      95046     SFD      7.875      7.608       $ 2,537.74    360      1-Mar-30
5787577        MAMARONECK                         NY      10543     SFD      8.000      7.733       $ 3,551.42    360      1-May-30
5787581        OAK PARK                           IL      60304     SFD      8.625      7.750       $ 2,619.60    360      1-Apr-30
5787583        BEDFORD                            NY      10506     SFD      7.750      7.483       $ 6,053.68    360      1-Apr-30
5787585        WILMETTE                           IL      60091     SFD      8.375      7.750       $ 3,921.98    360      1-Apr-30
5787592        MANALAPAN                          NJ      07726     SFD      8.875      7.750       $ 2,116.42    360      1-Apr-30
5787607        COLUMBIA                           SC      29223     SFD      8.500      7.750       $ 2,006.86    360      1-Jun-30
5787612        PARK CITY                          UT      84060     HCO      8.375      7.750       $ 2,249.24    360      1-May-30
5787617        CHICAGO                            IL      60610     HCO      8.625      7.750       $ 3,422.27    360      1-May-30
5787626        SAN DIEGO                          CA      92117     SFD      9.000      7.750       $ 2,063.86    360      1-Jun-30
5787631        MIAMI BEACH                        FL      33139     HCO      8.750      7.750       $ 3,540.15    360      1-Jun-30
5787634        CHULA VISTA                        CA      91913     SFD      8.125      7.750       $ 2,483.65    360      1-Jun-30
5787640        BELLINGHAM                         WA      98225     SFD      8.125      7.750       $ 2,227.49    360      1-Jun-30
5787646        NEW YORK                           NY      10038     LCO      8.875      7.750       $ 4,177.14    360      1-Jun-30
5787651        BREA                               CA      92821     SFD      9.000      7.750       $ 2,915.95    360      1-Jun-30
5787654        LOS ANGELES                        CA      90020     SFD      8.250      7.750       $ 7,512.67    360      1-Jun-30
5787662        SAN JOSE                           CA      95126     SFD      8.875      7.750       $ 3,926.51    360      1-Jun-30
5787663        NORTH SALT LAKE                    UT      84054     SFD      8.125      7.750       $ 2,078.99    360      1-Jun-30
5787665        ARCADIA                            CA      91006     SFD      8.750      7.750       $ 6,365.98    360      1-Jun-30
5787669        PLANO                              TX      75093     SFD      8.000      7.733       $ 1,981.17    360      1-May-30
5787672        FREMONT                            CA      94536     SFD      8.875      7.750       $ 2,386.93    360      1-Jun-30
5787675        RALEIGH                            NC      27608     SFD      8.375      7.750       $ 3,237.91    360      1-May-30
5787677        PORTLAND                           OR      97210     SFD      8.500      7.750       $ 3,037.98    360      1-May-30
5787683        LOS GATOS                          CA      95030     SFD      8.875      7.750       $ 3,598.70    360      1-Jun-30
5787690        LA QUINTA                          CA      92253     SFD      8.375      7.750       $ 3,002.29    360      1-Jun-30
5787696        LAKEWOOD                           CO      80232     SFD      9.000      7.750       $ 3,113.89    360      1-Jun-30
5787697        ANNA                               TX      75409     SFD      8.375      7.750       $ 2,158.99    360      1-May-30
5787704        EXCELSIOR                          MN      55331     SFD      9.000      7.750       $ 2,993.20    360      1-Jun-30
5787720        MONROE                             CT      06468     SFD      8.750      7.750       $ 2,056.44    360      1-Jun-30
5787730        CUMMING                            GA      30041     SFD      8.750      7.750       $ 4,216.72    360      1-Jun-30
5787740        RADFORD                            VA      24141     SFD      8.500      7.750       $ 2,249.07    360      1-Jun-30
5787744        SANTA ANA                          CA      92706     SFD      8.750      7.750       $ 2,419.10    360      1-Jul-30
5787758        GRANBY                             CO      80446     SFD      8.750      7.750       $ 2,128.03    360      1-Jul-30
5787765        LAS VEGAS                          NV      89145     SFD      8.750      7.750       $ 2,478.11    360      1-Jun-30
5787772        EDINA                              MN      55424     SFD      9.000      7.750       $ 2,655.25    360      1-Jul-30



                                   EXHIBIT F-2

            [Schedule of Mortgage Loans Serviced by Other Servicers]


WFMBS
2000-05  Exhibit F-2
30 YEAR FIXED RATE NON-RELOCATION LOANS
(CONTINUED)



(i)                         (ix)   (x)       (xi)       (xii)     (xiii)   (xv)    (xvI)
-----            --------------  ------   ---------   ----------  ----------------------
                        CUT-OFF
MORTGAGE                   DATE                        MORTGAGE           MASTER   FIXED
LOAN                  PRINCIPAL                       INSURANCE   SERVICE SERVICE RETAIN
NUMBER                  BALANCE    LTV     SUBSIDY       CODE       FEE     FEE    YIELD
--------     -   --------------  ------   ---------   ----------  ----------------------

5712155            $ 447,185.24   83.33                   6        0.25    0.017    0.48
5734954            $ 292,422.01   89.93                   1        0.25    0.017    0.00
5734968            $ 262,690.21   56.24                            0.25    0.017    0.00
5735078            $ 308,660.81   72.51                            0.25    0.017    0.00
5737563            $ 309,816.98   49.21                            0.25    0.017    0.61
5745837            $ 341,634.61   90.00                   24       0.25    0.017    1.11
5749629            $ 300,843.97   90.00                   12       0.25    0.017    1.11
5752611            $ 438,582.59   80.00                            0.25    0.017    0.61
5752620            $ 312,679.24   61.63                            0.25    0.017    0.00
5759884            $ 334,812.18   55.83                            0.25    0.017    0.86
5765176            $ 281,175.12   85.00                   6        0.25    0.017    0.36
5765963            $ 339,809.39   79.07                            0.25    0.017    0.86
5770187            $ 435,442.05   80.00                            0.25    0.017    0.23
5770194            $ 311,230.75   80.00                            0.25    0.017    0.61
5770199            $ 288,992.88   78.37                            0.25    0.017    0.23
5770203            $ 327,888.60   90.00                   33       0.25    0.017    0.48
5770209            $ 325,588.88   90.00                   11       0.25    0.017    0.00
5770216            $ 264,278.26   90.00                   1        0.25    0.017    0.48
5770218            $ 333,323.20   70.32                            0.25    0.017    0.00
5770222            $ 336,190.74   67.73                            0.25    0.017    0.48
5770243            $ 299,039.67   85.71                   6        0.25    0.017    0.48
5770261            $ 343,592.34   80.00                            0.25    0.017    0.61
5770266            $ 383,520.97   80.00                            0.25    0.017    0.36
5770279            $ 379,525.95   80.00                            0.25    0.017    0.36
5770285            $ 267,657.03   80.00                            0.25    0.017    0.23
5770552            $ 309,488.19  100.00                            0.25    0.017    0.98
5770565            $ 523,962.74  100.00                            0.25    0.017    0.11
5770575            $ 211,032.65   90.00                   33       0.25    0.017    0.98
5770586            $ 202,147.92   90.00                            0.25    0.017    0.73
5770594             $ 73,836.49   87.06                            0.25    0.017    0.98
5770600            $ 225,474.15   99.12                            0.25    0.017    0.73
5770612            $ 522,168.56  100.00                            0.25    0.017    0.73
5770617            $ 289,847.19  100.00                            0.25    0.017    0.73
5770631            $ 171,599.81   76.44                            0.25    0.017    0.73
5770639             $ 96,295.57   39.75                            0.25    0.017    0.36
5770642            $ 341,998.80   72.98                            0.25    0.017    0.73
5770646            $ 388,890.48   78.79                            0.25    0.017    0.86
5770648            $ 159,031.31   69.53                            0.25    0.017    0.86
5770828            $ 299,635.21   80.00                            0.25    0.017    0.48
5770841            $ 270,088.57   95.00                   33       0.25    0.017    0.86
5770848            $ 112,504.06   48.58                            0.25    0.017    0.73
5770851            $ 272,368.42   79.99                            0.25    0.017    0.48
5770868            $ 321,181.81   69.89                            0.25    0.017    1.48
5770879            $ 366,827.67   90.00                   13       0.25    0.017    1.36
5770889            $ 323,635.38   82.23                   11       0.25    0.017    0.86
5771031            $ 404,369.17   75.00                            0.25    0.017    0.73
5771046            $ 262,561.97   84.84                   1        0.25    0.017    0.61
5771054            $ 305,637.38   80.00                            0.25    0.017    0.61
5771064            $ 267,682.40   80.00                            0.25    0.017    0.61
5775203            $ 234,394.41   94.38                            0.25    0.017    0.23
5778201            $ 295,621.20   80.00                            0.25    0.017    0.23
5778211            $ 649,124.82   70.27                            0.25    0.017    0.00
5778213            $ 479,302.97   80.00                            0.25    0.017    0.00
5778301            $ 291,144.21   79.99                            0.25    0.017    0.11
5778307            $ 574,082.96   80.00                            0.25    0.017    0.36
5778320            $ 323,595.81   80.00                            0.25    0.017    0.36
5778326            $ 399,513.63   43.24                            0.25    0.017    0.48
5778327            $ 291,635.75   80.00                            0.25    0.017    0.36
5778330            $ 449,155.02   76.27                            0.25    0.017    0.36
5778334            $ 517,381.81   65.00                            0.25    0.017    0.61
5778366            $ 519,351.32   71.23                            0.25    0.017    0.36
5782611            $ 331,812.19   69.79                            0.25    0.017    0.86
5782823            $ 271,835.22   80.00                            0.25    0.017    0.48
5782837            $ 409,717.84   79.23                            0.25    0.017    0.00
5782850            $ 274,329.38   90.00                   11       0.25    0.017    0.36
5782852            $ 339,671.93   36.16                            0.25    0.017    0.00
5782858            $ 262,929.50   80.00                            0.25    0.017    0.23
5782920            $ 374,760.88   75.00                            0.25    0.017    0.23
5782923            $ 511,761.83   79.61                            0.25    0.017    0.61
5782930            $ 424,729.00   73.91                            0.25    0.017    0.23
5782938            $ 299,562.50   62.34                            0.25    0.017    0.23
5782951            $ 304,819.93   58.10                            0.25    0.017    0.61
5782966            $ 270,585.98   95.00                   13       0.25    0.017    0.48
5782987            $ 340,818.53   77.50                            0.25    0.017    1.11
5783042            $ 284,827.34   55.13                            0.25    0.017    0.48
5783076            $ 388,792.99   75.53                            0.25    0.017    1.11
5783094            $ 344,806.59   75.00                            0.25    0.017    0.86
5783117            $ 275,233.16   90.00                   11       0.25    0.017    0.48
5783133            $ 299,818.25   70.59                            0.25    0.017    0.48
5784781            $ 319,704.43   89.99                   12       0.25    0.017    0.73
5784795            $ 698,241.32   70.00                            0.25    0.017    0.36
5784798            $ 267,989.75   79.99                            0.25    0.017    0.11
5784801            $ 499,108.02   77.12                            0.25    0.017    0.61
5784803            $ 303,060.57   79.60                            0.25    0.017    0.00
5784807            $ 282,498.64   73.08                            0.25    0.017    0.00
5784812            $ 463,284.14   70.00                            0.25    0.017    0.48
5784823            $ 285,757.56   79.99                            0.25    0.017    0.23
5784824            $ 372,132.11   89.66                   12       0.25    0.017    0.73
5784828            $ 290,483.69   77.73                            0.25    0.017    0.00
5784829            $ 272,926.18   84.96                   12       0.25    0.017    0.61
5784837            $ 299,625.76   68.86                            0.25    0.017    0.36
5784839            $ 255,355.26   48.26                            0.25    0.017    0.73
5784842            $ 320,581.30   80.00                            0.25    0.017    0.23
5784854            $ 262,827.77   80.00                            0.25    0.017    0.23
5784857            $ 263,385.76   72.82                            0.25    0.017    0.73
5784860            $ 315,121.52   80.00                            0.25    0.017    0.00
5784861            $ 265,133.68   80.00                            0.25    0.017    0.61
5784867            $ 347,873.81   75.00                            0.25    0.017    0.36
5784876            $ 318,965.62   80.00                            0.25    0.017    0.23
5784879            $ 372,082.56   90.00                   12       0.25    0.017    0.36
5784881            $ 361,981.48   79.77                            0.25    0.017    0.73
5784882            $ 378,943.62   80.00                            0.25    0.017    0.00
5784887            $ 546,015.80   75.00                            0.25    0.017    0.00
5784888            $ 449,176.36   60.40                            0.25    0.017    0.48
5784896            $ 488,799.93   80.00                            0.25    0.017    0.48
5784902            $ 361,879.21   80.00                            0.25    0.017    0.36
5784912            $ 279,314.24   71.81                            0.25    0.017    0.48
5784923            $ 307,228.74   79.98                            0.25    0.017    0.36
5784928            $ 423,985.44   71.01                            0.25    0.017    0.61
5784946            $ 398,995.04   89.96                   12       0.25    0.017    0.36
5784947            $ 359,357.78   72.14                            0.25    0.017    0.61
5784961            $ 628,069.90   75.00                            0.25    0.017    0.36
5784963            $ 318,912.00   69.41                            0.25    0.017    0.00
5784968            $ 336,897.92   90.00                   12       0.25    0.017    0.61
5784969            $ 310,836.89   80.00                            0.25    0.017    0.48
5784981            $ 341,208.38   90.00                   12       0.25    0.017    0.23
5784990            $ 398,995.04   40.42                            0.25    0.017    0.36
5784998            $ 355,867.17   77.75                            0.25    0.017    0.00
5785007            $ 399,322.26   77.01                            0.25    0.017    0.86
5785127            $ 334,432.41   77.01                            0.25    0.017    0.86
5785135            $ 271,476.07   80.00                            0.25    0.017    0.23
5785146            $ 362,281.31   90.00                   12       0.25    0.017    1.23
5785158            $ 495,365.27   79.36                            0.25    0.017    0.23
5785165            $ 260,621.26   63.03                            0.25    0.017    1.11
5785166            $ 287,631.44   80.00                            0.25    0.017    0.23
5785172            $ 459,396.15   80.00                            0.25    0.017    0.11
5785173            $ 289,090.80   79.72                            0.25    0.017    1.11
5785175            $ 299,265.28   65.93                            0.25    0.017    0.48
5785179            $ 274,882.87   94.97                   6        0.25    0.017    0.36
5785195            $ 262,903.79   80.00                            0.25    0.017    0.86
5785198            $ 325,788.54   74.43                            0.25    0.017    0.23
5785201            $ 335,369.09   80.00                            0.25    0.017    0.36
5785208            $ 349,159.76   79.99                            0.25    0.017    0.48
5785209            $ 339,607.33   80.00                            0.25    0.017    0.73
5785214            $ 374,784.25   75.00                            0.25    0.017    0.73
5785217            $ 395,098.98   90.00                   6        0.25    0.017    1.36
5785218            $ 617,588.16   75.00                            0.25    0.017    0.36
5785222            $ 302,849.83   80.00                            0.25    0.017    0.73
5785223            $ 274,309.10   67.91                            0.25    0.017    0.36
5785227            $ 606,548.60   80.00                            0.25    0.017    0.61
5785234            $ 338,647.03   79.99                            0.25    0.017    0.36
5785236            $ 275,481.75   80.00                            0.25    0.017    0.36
5785238            $ 323,616.05   90.00                   12       0.25    0.017    0.61
5785253            $ 323,125.11   77.70                            0.25    0.017    0.61
5785259            $ 524,014.20   75.00                            0.25    0.017    0.36
5785260            $ 357,118.52   80.00                            0.25    0.017    0.00
5785267            $ 497,882.86   75.00                            0.25    0.017    0.73
5785268            $ 399,286.41   70.18                            0.25    0.017    0.61
5785271            $ 395,405.55   71.43                            0.25    0.017    0.48
5785277            $ 470,901.81   80.00                            0.25    0.017    0.73
5785279            $ 294,258.86   59.60                            0.25    0.017    0.36
5785297            $ 276,837.54   79.97                            0.25    0.017    0.61
5785318            $ 348,344.69   78.94                            0.25    0.017    0.36
5785326            $ 519,023.58   80.00                            0.25    0.017    0.36
5785337            $ 288,055.73   80.00                            0.25    0.017    0.23
5785352            $ 344,400.17   88.46                   13       0.25    0.017    0.73
5785355            $ 336,466.57   80.00                            0.25    0.017    0.36
5785375            $ 303,274.30   80.00                            0.25    0.017    0.61
5785378            $ 269,149.08   90.33                   12       0.25    0.017    0.36
5785386            $ 270,437.32   95.00                   13       0.25    0.017    0.73
5785393            $ 294,495.29   80.00                            0.25    0.017    0.61
5785396            $ 279,847.40   75.00                            0.25    0.017    0.73
5785403            $ 445,986.46   71.52                            0.25    0.017    0.86
5785410            $ 274,360.15   64.03                            0.25    0.017    0.73
5785416            $ 299,491.69   76.92                            0.25    0.017    0.86
5785421            $ 466,487.19   80.00                            0.25    0.017    0.23
5785425            $ 394,476.65   80.00                            0.25    0.017    0.48
5785429            $ 295,243.51   79.99                            0.25    0.017    0.61
5785432            $ 379,311.45   79.99                            0.25    0.017    0.73
5785441            $ 399,286.40   88.89                   6        0.25    0.017    0.61
5785445            $ 363,195.69   76.63                            0.25    0.017    0.98
5785447            $ 271,502.17   77.38                            0.25    0.017    0.48
5785451            $ 335,197.92   80.00                            0.25    0.017    0.61
5785455            $ 267,309.36   80.00                            0.25    0.017    0.23
5785466            $ 413,731.00   75.42                            0.25    0.017    0.23
5785470            $ 338,750.83   49.85                            0.25    0.017    0.00
5785590            $ 319,216.31   80.00                            0.25    0.017    0.48
5785592            $ 305,246.89   80.00                            0.25    0.017    0.73
5785593            $ 358,972.50   79.98                            0.25    0.017    0.23
5785594            $ 287,359.40   79.99                            0.25    0.017    0.36
5785595            $ 272,274.52   79.99                            0.25    0.017    0.23
5785601            $ 410,941.10   80.00                            0.25    0.017    0.48
5785602            $ 305,618.29   79.79                            0.25    0.017    0.36
5785603            $ 374,233.09   80.00                            0.25    0.017    0.23
5785607            $ 293,642.52   70.17                            0.25    0.017    0.48
5785608            $ 373,762.93   79.99                            0.25    0.017    0.36
5785614            $ 287,292.70   80.00                            0.25    0.017    0.48
5785616            $ 295,458.25   80.00                            0.25    0.017    0.48
5785623            $ 279,500.50   65.12                            0.25    0.017    0.61
5785624            $ 283,506.22   80.00                            0.25    0.017    0.73
5785626            $ 578,910.93   74.36                            0.25    0.017    0.36
5785629            $ 497,264.58   79.99                            0.25    0.017    0.11
5785632            $ 294,463.28   59.51                            0.25    0.017    0.73
5785634            $ 263,710.52   80.00                            0.25    0.017    0.98
5785640            $ 325,599.48   40.81                            0.25    0.017    0.48
5785650            $ 263,702.91   80.00                            0.25    0.017    0.86
5785651            $ 334,617.21   80.00                            0.25    0.017    0.73
5785655            $ 297,605.94   95.00                   6        0.25    0.017    0.73
5785660            $ 284,714.60   90.00                   12       0.25    0.017    0.23
5785663            $ 387,289.85   80.00                            0.25    0.017    0.48
5785669            $ 479,165.47   70.59                            0.25    0.017    0.73
5785671            $ 334,402.36   70.53                            0.25    0.017    0.61
5785672            $ 490,077.31   75.00                            0.25    0.017    0.61
5785673            $ 307,521.48   78.00                            0.25    0.017    0.36
5785677            $ 314,278.06   90.00                   12       0.25    0.017    0.36
5785678            $ 413,903.07   72.17                            0.25    0.017    0.11
5785679            $ 353,335.28   80.00                            0.25    0.017    0.36
5785683            $ 294,460.07   74.68                            0.25    0.017    0.48
5785686            $ 283,304.48   80.00                            0.25    0.017    0.48
5785689            $ 509,042.37   75.56                            0.25    0.017    0.36
5785692            $ 274,892.23   95.00                   11       0.25    0.017    0.98
5785694            $ 299,265.28   72.64                            0.25    0.017    0.48
5785698            $ 304,338.91   79.99                            0.25    0.017    0.61
5785700            $ 377,724.94   80.00                            0.25    0.017    0.61
5785709            $ 279,188.04   79.99                            0.25    0.017    0.48
5785714            $ 439,451.11   59.46                            0.25    0.017    0.36
5785715            $ 497,801.78   68.49                            0.25    0.017    0.48
5785730            $ 327,170.57   80.00                            0.25    0.017    0.36
5785737            $ 470,844.04   80.00                            0.25    0.017    0.48
5785741            $ 262,006.76   85.00                   13       0.25    0.017    0.48
5785747            $ 418,997.37   80.00                            0.25    0.017    0.61
5785751            $ 333,871.30   78.82                            0.25    0.017    0.48
5785754            $ 271,514.76   76.62                            0.25    0.017    0.61
5785758            $ 299,283.84   78.95                            0.25    0.017    0.61
5785766            $ 359,095.55   80.00                            0.25    0.017    0.36
5785771            $ 379,069.36   80.00                            0.25    0.017    0.48
5785773            $ 271,316.62   79.94                            0.25    0.017    0.36
5785775            $ 311,235.88   80.00                            0.25    0.017    0.48
5785781            $ 309,221.18   54.39                            0.25    0.017    0.36
5785784            $ 309,018.38   80.00                            0.25    0.017    0.36
5785785            $ 349,139.13   57.76                            0.25    0.017    0.48
5785788            $ 301,672.01   80.00                            0.25    0.017    0.48
5785789            $ 301,860.52   80.00                            0.25    0.017    0.61
5785807            $ 491,416.95   80.00                            0.25    0.017    0.61
5785810            $ 311,619.64   80.00                            0.25    0.017    0.48
5785814            $ 299,302.01   71.43                            0.25    0.017    0.73
5785821            $ 332,134.58   90.00                   6        0.25    0.017    0.48
5785822            $ 469,582.15   70.70                            0.25    0.017    0.73
5785823            $ 598,674.22   80.00                            0.25    0.017    0.98
5785828            $ 420,726.59   80.00                            0.25    0.017    0.23
5785831            $ 406,734.84   73.09                            0.25    0.017    0.36
5785833            $ 295,293.38   80.00                            0.25    0.017    0.61
5785834            $ 341,985.62   64.72                            0.25    0.017    0.00
5785840            $ 314,228.54   74.12                            0.25    0.017    0.48
5785844            $ 299,596.08   51.72                            0.25    0.017    0.00
5785849            $ 269,737.77   80.00                            0.25    0.017    0.48
5785857            $ 327,384.10   80.00                            0.25    0.017    0.36
5785860            $ 284,392.08   71.25                            0.25    0.017    0.61
5785862            $ 399,043.27   89.39                   6        0.25    0.017    0.61
5785863            $ 436,980.92   74.87                            0.25    0.017    0.73
5785864            $ 284,204.02   79.99                            0.25    0.017    0.48
5785867            $ 395,293.55   79.84                            0.25    0.017    0.61
5785873            $ 295,113.54   80.00                            0.25    0.017    0.61
5785875            $ 288,808.88   89.99                   13       0.25    0.017    0.61
5785882            $ 345,382.70   70.61                            0.25    0.017    0.61
5785890            $ 344,235.66   80.00                            0.25    0.017    0.23
5785899            $ 279,487.50   74.67                            0.25    0.017    0.48
5785903            $ 299,246.28   93.75                   12       0.25    0.017    0.36
5785906            $ 299,445.77   80.00                            0.25    0.017    0.36
5785912            $ 294,446.08   69.41                            0.25    0.017    0.36
5785913            $ 269,471.26   94.99                   13       0.25    0.017    0.36
5785919            $ 567,606.47   75.87                            0.25    0.017    0.48
5785922            $ 399,286.41   66.67                            0.25    0.017    0.61
5785943            $ 499,422.55   80.00                            0.25    0.017    0.73
5785949            $ 335,621.87   70.00                            0.25    0.017    0.86
5785960            $ 361,651.92   90.00                   12       0.25    0.017    0.98
5785967            $ 280,112.29   80.00                            0.25    0.017    0.48
5785970            $ 264,590.21   95.00                   6        0.25    0.017    0.48
5785973            $ 260,626.33   95.00                   13       0.25    0.017    0.61
5785976            $ 329,410.53   80.00                            0.25    0.017    0.61
5785981            $ 997,673.38   50.00                            0.25    0.017    0.73
5785982            $ 312,705.37   94.95                   12       0.25    0.017    0.73
5785985            $ 271,659.02   90.00                   6        0.25    0.017    0.61
5785989            $ 342,936.24   78.14                            0.25    0.017    0.36
5785991            $ 305,439.91   90.00                   1        0.25    0.017    0.48
5785995            $ 514,703.63   80.00                            0.25    0.017    0.36
5786002            $ 361,229.07   79.99                            0.25    0.017    0.86
5786006            $ 275,589.70   89.99                   6        0.25    0.017    0.98
5786007            $ 292,931.58   80.00                            0.25    0.017    0.48
5786010            $ 430,941.99   80.00                            0.25    0.017    0.48
5786018            $ 422,961.60   80.00                            0.25    0.017    0.48
5786019            $ 328,173.42   62.19                            0.25    0.017    0.36
5786026            $ 279,474.25   80.00                            0.25    0.017    0.36
5786027            $ 276,854.33   75.00                            0.25    0.017    0.73
5786029            $ 435,430.97   71.50                            0.25    0.017    0.48
5786035            $ 437,852.27   76.33                            0.25    0.017    0.61
5786037            $ 287,472.84   80.00                            0.25    0.017    0.48
5786039            $ 331,207.46   80.00                            0.25    0.017    0.61
5786049            $ 349,962.58   80.00                            0.25    0.017    0.61
5786051            $ 448,789.19   52.33                            0.25    0.017    0.36
5786057            $ 354,330.09   80.00                            0.25    0.017    0.48
5786058            $ 318,894.72   80.00                            0.25    0.017    0.36
5786062            $ 335,125.38   80.00                            0.25    0.017    0.48
5786066            $ 262,840.27   94.99                   12       0.25    0.017    0.61
5786067            $ 289,289.77   68.24                            0.25    0.017    0.48
5786070            $ 432,937.08   59.45                            0.25    0.017    0.48
5786073            $ 291,477.52   89.90                   12       0.25    0.017    0.61
5786077            $ 273,124.32   80.00                            0.25    0.017    0.73
5786081            $ 283,304.48   80.00                            0.25    0.017    0.48
5786103            $ 352,569.58   87.22                            0.25    0.017    0.23
5786112            $ 269,455.92   80.00                            0.25    0.017    0.48
5786123            $ 278,429.65   90.00                            0.25    0.017    0.48
5786721            $ 475,378.29   75.00                            0.25    0.017    0.48
5786728            $ 281,674.32   53.21                            0.25    0.017    0.73
5786740            $ 331,376.59   80.00                            0.25    0.017    0.36
5786772            $ 398,349.71   80.00                            0.25    0.017    0.36
5786774            $ 358,525.53   80.00                            0.25    0.017    0.36
5786783            $ 409,488.54   80.00                            0.25    0.017    0.36
5786787            $ 437,651.29   79.96                            0.25    0.017    0.48
5786898            $ 404,979.99   70.00                            0.25    0.017    0.36
5786903            $ 548,993.34   66.51                            0.25    0.017    0.48
5786912            $ 385,228.47   79.99                            0.25    0.017    0.36
5786917            $ 319,196.05   61.54                            0.25    0.017    0.36
5786937            $ 426,924.70   80.00                            0.25    0.017    0.36
5786944            $ 346,667.37   80.00                            0.25    0.017    0.36
5786952            $ 313,218.70   80.00                            0.25    0.017    0.48
5786957            $ 289,271.41   72.68                            0.25    0.017    0.36
5786964            $ 299,407.28   45.11                            0.25    0.017    0.11
5787022            $ 294,168.58   95.00                   6        0.25    0.017    0.86
5787031            $ 311,471.38   80.00                            0.25    0.017    0.86
5787041            $ 325,410.45   89.99                   13       0.25    0.017    0.86
5787045            $ 284,419.42   94.98                   13       0.25    0.017    0.61
5787055            $ 295,193.64   85.54                   33       0.25    0.017    0.61
5787065            $ 648,003.05   76.92                            0.25    0.017    0.48
5787081            $ 289,271.41   67.87                            0.25    0.017    0.36
5787115            $ 278,299.06   85.32                   24       0.25    0.017    0.36
5787125            $ 342,401.48   80.00                            0.25    0.017    0.73
5787128            $ 648,487.69   72.22                            0.25    0.017    0.73
5787139            $ 324,357.87   73.86                            0.25    0.017    0.11
5787143            $ 299,246.28   80.00                            0.25    0.017    0.36
5787151            $ 415,218.87   77.04                            0.25    0.017    0.36
5787158            $ 462,863.63   80.00                            0.25    0.017    0.48
5787164            $ 289,508.65   89.94                   13       0.25    0.017    0.86
5787168            $ 649,189.16   77.47                            0.25    0.017    0.36
5787174            $ 351,268.50   80.00                            0.25    0.017    0.00
5787178            $ 537,111.77   74.72                            0.25    0.017    0.98
5787183            $ 279,500.50   77.56                            0.25    0.017    0.61
5787184            $ 549,091.97   59.46                            0.25    0.017    0.98
5787187            $ 278,842.70   80.00                            0.25    0.017    0.23
5787193            $ 303,891.54   90.00                   12       0.25    0.017    1.36
5787213            $ 299,422.14   79.80                            0.25    0.017    0.23
5787216            $ 280,336.40   80.00                            0.25    0.017    0.98
5787222            $ 290,874.80   80.00                            0.25    0.017    0.23
5787225            $ 374,331.02   44.12                            0.25    0.017    0.61
5787229            $ 359,095.55   90.00                   12       0.25    0.017    0.36
5787232            $ 306,503.44   80.00                            0.25    0.017    0.86
5787236            $ 261,689.70   94.99                   13       0.25    0.017    0.73
5787240            $ 381,339.34   79.99                            0.25    0.017    0.11
5787249            $ 277,228.47   80.00                            0.25    0.017    0.36
5787250            $ 359,341.09   80.00                            0.25    0.017    0.48
5787252            $ 438,648.22   80.00                            0.25    0.017    0.48
5787255            $ 335,570.01   62.22                            0.25    0.017    0.23
5787256            $ 357,709.66   80.00                            0.25    0.017    0.23
5787258            $ 426,813.44   80.00                            0.25    0.017    0.98
5787260            $ 299,317.89   61.22                            0.25    0.017    0.86
5787265            $ 346,915.68   70.00                            0.25    0.017    0.61
5787267            $ 280,449.84   75.00                            0.25    0.017    0.86
5787275            $ 312,308.99   90.00                   11       0.25    0.017    0.86
5787276            $ 319,132.50   67.37                            0.25    0.017    0.00
5787277            $ 309,946.07   90.00                   13       0.25    0.017    0.61
5787280            $ 317,586.36   80.00                            0.25    0.017    0.48
5787281            $ 293,796.98   95.00                   12       0.25    0.017    0.61
5787294            $ 306,447.65   80.00                            0.25    0.017    0.48
5787304            $ 287,399.45   90.00                   12       0.25    0.017    0.73
5787316            $ 355,188.26   79.98                            0.25    0.017    0.00
5787325            $ 304,334.42   83.56                   11       0.25    0.017    0.36
5787330            $ 314,267.09   74.12                            0.25    0.017    0.73
5787335            $ 383,241.32   80.00                            0.25    0.017    0.11
5787341            $ 317,382.81   80.00                            0.25    0.017    0.61
5787345            $ 291,665.35   79.99                            0.25    0.017    0.36
5787347            $ 365,843.07   90.00                   6        0.25    0.017    0.36
5787351            $ 262,493.42   54.56                            0.25    0.017    0.23
5787513            $ 331,207.37   80.00                            0.25    0.017    0.61
5787517            $ 274,974.92   79.99                            0.25    0.017    0.48
5787518            $ 262,355.91   82.71                   24       0.25    0.017    0.48
5787520            $ 941,546.98   60.00                            0.25    0.017    0.61
5787524            $ 357,759.54   75.00                            0.25    0.017    0.23
5787526            $ 318,177.92   51.53                            0.25    0.017    0.23
5787527            $ 282,581.85   74.99                            0.25    0.017    0.48
5787532            $ 284,486.54   79.43                            0.25    0.017    0.73
5787536            $ 317,894.52   75.00                            0.25    0.017    0.48
5787539            $ 296,253.84   90.00                   12       0.25    0.017    0.36
5787542            $ 379,460.19   79.99                            0.25    0.017    0.61
5787544            $ 293,548.05   95.00                   13       0.25    0.017    0.23
5787549            $ 424,116.79   68.00                            0.25    0.017    0.00
5787553            $ 426,996.71   64.45                            0.25    0.017    0.36
5787554            $ 299,154.11   54.95                            0.25    0.017    0.73
5787555            $ 275,374.18   80.00                            0.25    0.017    0.86
5787560            $ 265,924.76   80.00                            0.25    0.017    0.61
5787561            $ 583,716.91   80.00                            0.25    0.017    0.48
5787565            $ 283,947.07   80.00                            0.25    0.017    0.61
5787568            $ 340,737.55   90.00                            0.25    0.017    0.00
5787575            $ 348,779.76   66.67                            0.25    0.017    0.00
5787577            $ 483,019.23   80.00                            0.25    0.017    0.00
5787581            $ 335,995.98   80.00                            0.25    0.017    0.61
5787583            $ 842,591.23   73.80                            0.25    0.017    0.00
5787585            $ 514,703.59   80.00                            0.25    0.017    0.36
5787592            $ 265,396.84   80.00                            0.25    0.017    0.86
5787607            $ 260,682.66   90.00                   6        0.25    0.017    0.48
5787612            $ 295,268.65   95.00                   1        0.25    0.017    0.36
5787617            $ 438,184.94   80.00                            0.25    0.017    0.61
5787626            $ 256,218.73   90.00                   13       0.25    0.017    0.98
5787631            $ 449,480.31   75.00                            0.25    0.017    0.73
5787634            $ 334,060.90   77.70                            0.25    0.017    0.11
5787640            $ 299,606.19   75.00                            0.25    0.017    0.11
5787646            $ 524,408.30   75.00                            0.25    0.017    0.86
5787651            $ 362,002.62   80.00                            0.25    0.017    0.98
5787654            $ 998,720.28   69.44                            0.25    0.017    0.23
5787662            $ 492,944.62   75.00                            0.25    0.017    0.86
5787663            $ 279,632.44   80.00                            0.25    0.017    0.11
5787665            $ 808,265.48   70.00                            0.25    0.017    0.73
5787669            $ 269,452.86   77.14                            0.25    0.017    0.00
5787672            $ 299,662.40   75.00                            0.25    0.017    0.86
5787675            $ 425,200.10   75.40                            0.25    0.017    0.36
5787677            $ 393,672.21   90.00                   33       0.25    0.017    0.48
5787683            $ 451,791.00   29.66                            0.25    0.017    0.86
5787690            $ 394,507.25   73.28                            0.25    0.017    0.36
5787696            $ 386,575.63   90.00                   6        0.25    0.017    0.98
5787697            $ 283,516.62   95.00                   1        0.25    0.017    0.36
5787704            $ 371,592.08   64.36                            0.25    0.017    0.98
5787720            $ 260,997.40   79.94                            0.25    0.017    0.73
5787730            $ 535,380.97   80.00                            0.25    0.017    0.73
5787740            $ 292,144.35   79.70                            0.25    0.017    0.48
5787744            $ 307,323.09   56.16                            0.25    0.017    0.73
5787758            $ 270,144.37   46.64                            0.25    0.017    0.73
5787765             $ 98,068.49   44.01                            0.25    0.017    0.73
5787772            $ 329,819.75   40.00                            0.25    0.017    0.98

                $ 150,779,378.00  56.00




COUNT:                                     427
WAC:                                    8.5057
WAM:                                  356.1576
WALTV:                                 76.9326




WFMBS

WFHMI / 2000-05  Exhibit F-2B
30 YEAR FIXED RATE NON-RELOCATION LOANS




(i)          (xvii)                               (xviii)
-----        -----------                          ------------------------------
MORTGAGE                                          NMI
LOAN                                              LOAN
NUMBER       SERVICER                             SELLER
--------     -----------------------------        ------------------------------

5712155      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5734954      SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
5734968      SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
5735078      SUNTRUST MORTGAGE, INC.              SUNTRUST MORTGAGE, INC.
5737563      HIBERNIA NATIONAL BANK               HIBERNIA NATIONAL BANK
5745837      LIGHTHOUSE COMMUNITY BANK            LIGHTHOUSE COMMUNITY BANK
5749629      HUNTINGTON MORTGAGE COMPANY          HUNTINGTON MORTGAGE COMPANY
5752611      SUNTRUST MORTGAGE, INC. FKA          SUNTRUST MORTGAGE, INC. FKA
5752620      SUNTRUST MORTGAGE, INC. FKA          SUNTRUST MORTGAGE, INC. FKA
5759884      LIGHTHOUSE COMMUNITY BANK            LIGHTHOUSE COMMUNITY BANK
5765176      HUNTINGTON MORTGAGE COMPANY          HUNTINGTON MORTGAGE COMPANY
5765963      HIBERNIA NATIONAL BANK               HIBERNIA NATIONAL BANK
5770187      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770194      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770199      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770203      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770209      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770216      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770218      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770222      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770243      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770261      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770266      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770279      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770285      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770552      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770565      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770575      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770586      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770594      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770600      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770612      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770617      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770631      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770639      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770642      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770646      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770648      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770828      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770841      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770848      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5770851      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770868      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770879      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5770889      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5771031      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5771046      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5771054      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5771064      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5775203      MERRILL LYNCH CREDIT CORP.           MERRILL LYNCH CREDIT CORP.
5778201      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778211      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778213      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778301      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778307      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778320      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778326      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778327      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778330      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778334      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5778366      FIRST NATIONWIDE MORTGAGE CORP       FIRST NATIONWIDE MORTGAGE CORP
5782611      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782823      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782837      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782850      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782852      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782858      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782920      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782923      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782930      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782938      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782951      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782966      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5782987      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5783042      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5783076      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5783094      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5783117      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5783133      FLEET REAL ESTATE FUNDING CORP       FLEET REAL ESTATE FUNDING CORP
5784781      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784795      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784798      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784801      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784803      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784807      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784812      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784823      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784824      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784828      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784829      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784837      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784839      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784842      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784854      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784857      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784860      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784861      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784867      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784876      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784879      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784881      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784882      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784887      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784888      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784896      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784902      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784912      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784923      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784928      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784946      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784947      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784961      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784963      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784968      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784969      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784981      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784990      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5784998      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785007      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785127      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785135      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785146      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785158      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785165      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785166      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785172      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785173      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785175      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785179      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785195      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785198      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785201      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785208      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785209      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785214      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785217      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785218      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785222      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785223      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785227      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785234      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785236      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785238      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785253      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785259      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785260      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785267      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785268      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785271      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785277      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785279      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785297      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785318      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785326      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785337      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785352      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785355      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785375      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785378      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785386      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785393      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785396      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785403      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785410      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785416      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785421      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785425      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785429      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785432      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785441      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785445      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785447      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785451      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785455      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785466      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785470      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785590      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785592      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785593      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785594      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785595      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785601      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785602      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785603      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785607      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785608      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785614      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785616      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785623      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785624      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785626      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785629      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785632      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785634      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785640      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785650      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785651      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785655      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785660      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785663      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785669      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785671      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785672      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785673      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785677      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785678      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785679      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785683      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785686      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785689      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785692      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785694      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785698      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785700      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785709      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785714      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785715      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785730      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785737      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785741      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785747      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785751      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785754      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785758      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785766      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785771      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785773      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785775      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785781      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785784      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785785      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785788      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785789      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785807      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785810      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785814      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785821      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785822      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785823      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785828      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785831      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785833      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785834      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785840      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785844      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785849      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785857      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785860      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785862      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785863      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785864      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785867      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785873      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785875      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785882      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785890      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785899      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785903      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785906      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785912      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785913      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785919      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785922      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785943      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785949      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785960      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785967      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785970      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785973      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785976      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785981      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785982      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785985      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785989      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785991      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5785995      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786002      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786006      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786007      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786010      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786018      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786019      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786026      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786027      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786029      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786035      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786037      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786039      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786049      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786051      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786057      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786058      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786062      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786066      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786067      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786070      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786073      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786077      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786081      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786103      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786112      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786123      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786721      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786728      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786740      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786772      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786774      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786783      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786787      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786898      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786903      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786912      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786917      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786937      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786944      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786952      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786957      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5786964      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787022      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787031      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787041      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787045      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787055      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787065      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787081      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787115      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787125      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787128      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787139      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787143      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787151      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787158      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787164      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787168      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787174      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787178      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787183      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787184      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787187      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787193      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787213      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787216      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787222      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787225      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787229      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787232      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787236      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787240      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787249      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787250      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787252      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787255      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787256      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787258      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787260      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787265      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787267      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787275      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787276      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787277      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787280      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787281      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787294      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787304      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787316      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787325      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787330      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787335      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787341      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787345      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787347      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787351      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787513      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787517      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787518      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787520      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787524      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787526      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787527      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787532      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787536      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787539      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787542      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787544      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787549      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787553      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787554      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787555      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787560      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787561      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787565      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787568      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787575      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787577      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787581      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787583      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787585      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787592      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787607      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787612      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787617      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787626      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787631      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787634      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787640      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787646      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787651      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787654      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787662      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787663      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787665      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787669      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787672      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787675      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787677      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787683      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787690      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787696      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787697      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787704      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787720      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787730      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787740      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787744      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787758      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787765      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC
5787772      ABN AMRO MORTGAGE GROUP INC          ABN AMRO MORTGAGE GROUP INC



COUNT:                                                    427
WAC:                                                   8.5057
WAM:                                                 356.1576
WALTV:                                                76.9326

                                    EXHIBIT G

                               REQUEST FOR RELEASE

                             (for Trustee/Custodian)

Loan Information

Name of Mortgagor:

Servicer
Loan No.:

Custodian/Trustee

        Name:


        Address:

        Custodian/Trustee
        Mortgage File No.:

Seller

        Name:


        Address:

        Certificates:                Mortgage Pass-Through Certificates,
                                     Series 2000-5

               The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 2000-5, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of August 30, 2000 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

        ( ) Promissory Note dated ______________, 20__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

        ( )  Mortgage recorded on _____________________ as instrument no.
             _____________ in the County Recorder's Office of the County of
             ___________________, State of _______________________ in
             book/reel/docket ____________________ of official records at page/image ____________.

        ( )  Deed of Trust recorded on ____________________ as instrument no.
             _________________ in the County Recorder's Office of the County of
             ___________________, State of _________________ in book/reel/docket
             ___________________ of official records at page/image ____________.

        ( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
             ______________________________ as instrument no. ______________ in the County Recorder's Office of the County of ______________________, State of _____________________ in
             book/reel/docket ____________________ of official records at page/image ____________.

        ( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

               ( )    _____________________________________________

               ( )    _____________________________________________

               ( )    _____________________________________________

               ( )    _____________________________________________

               The undersigned Master Servicer hereby acknowledges and agrees as follows:

                      (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                      (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                      (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                      (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                     WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION



                                     By: __________________________



                                     Title: ________________________

Date: ________________, 20__

                                    EXHIBIT H

                  AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS



STATE OF                     )
                             )   ss.:
COUNTY OF                    )


               [NAME OF OFFICER], being first duly sworn, deposes and says:

               1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

               2.     That the Purchaser's Taxpayer Identification Number is [ ]

               3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5, Class [A-R][A-LR] Certificate (the "Class [A-R][A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

               4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R][A-LR] Certificate as they become due.

               5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R][A-LR] Certificate in excess of cash flows generated by the Class [A-R][A-LR] Certificate.

               6. That the Purchaser will not transfer the Class [A-R][A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

               7. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [A-R][A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R][A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R][A-LR] Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

               8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [A-R][A-LR] Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

               9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC] [Lower-Tier REMIC] pursuant to Section 8.14 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

               IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 20__.

                                                [Name of Purchaser]


                                               By:__________________________
                                                   [Name of Officer]


                                                   [Title of Officer]

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

               Subscribed and sworn before me this __ day of           , 20__.
                                                             ----------

_____________________________
NOTARY PUBLIC

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                    EXHIBIT I

                    [Letter from Transferor of Class [A-R][A-LR] Certificate]

                                     [Date]

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202

Re:     Wells Fargo Asset Securities Corporation,
               Series 2000-5, Class [A-R][A-LR]

Ladies and Gentlemen:

               [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                               Very truly yours,


                                               [Transferor]


                                               _________________________

                                    EXHIBIT J

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-5
                       CLASS [B-4][B-5][B-6] CERTIFICATES
                               TRANSFEREE'S LETTER

                                                      _________________ __, ____

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202

Wells Fargo Asset Securities Corporation
7485 New Horizon Way

Frederick, Maryland 21703

               The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5, Class [B-4][B-5][B-6] Certificates (the "Class [B-4][B-5][B-6]
Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

               Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of August 30, 2000 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5.

               Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part. [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c)___The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.] (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 20__, relating to the Class [B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [B-4][B-5][B-6] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law). (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-4][B-5][B-6] Certificates is in compliance therewith.

               Section 3.    Transfer of Class [B-4][B-5][B-6] Certificates.

            (a) The Purchaser understands that the Class [B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

               IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                               [PURCHASER]


                                               By: _____________________________


                                               Its: ____________________________

                                    EXHIBIT K

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-5

                      CLASS [B-1] [B-2] [B-3] CERTIFICATES
                               TRANSFEREE'S LETTER

                                                       ________________ __, ____

First Union National Bank
401 South Tryon Street
Charlotte, North Carolina 28202
Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

               The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5, Class [B-1][B-2][B-3] Certificates (the "Class [B-1][B-2][B-3]
Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

               Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of August 30, 2000 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee") of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5.

               Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

               Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-1] [B-2] [B-3] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B)
        there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-1][B-2][B-3] Certificate are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

               IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                               [PURCHASER]


                                               By: _____________________________


                                               Its: ____________________________

                                               [Reserved]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

               Wells Fargo Home Mortgage, Inc. Servicing Agreement

                ABN AMRO Mortgage Group, Inc. Servicing Agreement

                   SunTrust Mortgage, Inc. Servicing Agreement

                    Fleet Mortgage Corp. Servicing Agreement

            First Nationwide Mortgage Corporation Servicing Agreement

              Merrill Lynch Credit Corporation Servicing Agreement

                   Hibernia National Bank Servicing Agreement

               The Huntington Mortgage Company Servicing Agreement

                  Lighthouse Community Bank Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

               This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Wells Fargo Bank Minnesota, National Association (the "Company" and "Wells Fargo Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

               ______________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of August 30, 2000 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

               ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

               In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

               In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.1.   Defined Terms.

               Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

               Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

               Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

               Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC, (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least P-1 by Moody's ("Moody's") or at least F-1 by Fitch, Inc. ("Fitch") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch or Aa by Moody's, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least F-1 by Fitch or P-1 by Moody's or (z) the depository institution or trust company is one that is acceptable to either Fitch or Moody's and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

               Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

               Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

               Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

               Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

               Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

               Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

Section 1.2.   Definitions Incorporated by Reference.

               All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

Section 2.1. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

                  (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days,
            (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

                  (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i)
      (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause dhe Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

Section 2.2.   Purchaser's Election to Delay Foreclosure Proceedings.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01 (a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

Section 2.3.   Purchaser's Election to Commence Foreclosure Proceedings.

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i). (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01. (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

Section 2.4. Termination.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                  ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

Section 3.1.   Collateral Fund.

               Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-5. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

               Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

Section 3.2.   Collateral Fund Permitted Investments.

               The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

               All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

Section 3.3.   Grant of Security Interest.

               The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

               The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

Section 3.4.   Collateral Shortfalls.

               In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

Section 4.1.   Amendment.

               This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.
Section 4.2. Counterparts.

               This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 4.3.   Governing Law.

               This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 4.4.   Notices.

               All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to: (a) in the case of the Company, Wells Fargo Bank Minnesota, National Association 7485 New Horizon Way Frederick, MD 21703

                      Attention:    Vice President, Master Servicing
                      Phone: 301-696-7800
                      Fax:   301-815-6365

(b)     in the case of the Purchaser,









                      Attention:

Section 4.5.   Severability of Provisions.

               If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Section 4.6. Successors and Assigns.

               The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company. Section 4.7. Article and Section Headings.

               The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.8. Confidentiality.

               The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

               Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

Section 4.9.   Indemnification.

               The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

               IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                     Wells Fargo Bank Minnesota, National
                                         Association

                                     By: _______________________________________
                                         Name:
                                         Title:



                                     By: _______________________________________
                                         Name:
                                         Title:

                                    EXHIBIT N

                                     POLICY